UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21449

Nuveen Municipal High Income Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority – which determines whether the government will be under split control or a Democrat majority – rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

Portfolio Managers’ Comments

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Credit Opportunities Fund (NMCO)
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Steve M. Hlavin, Paul L. Brennan, CFA, Scott R. Romans, PhD and Timothy T. Ryan, CFA discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of NVG, NZF, NMZ and NMCO and NDMO in the abbreviated reporting period since its inception on August 26, 2020. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016, John has managed NMZ since its inception in 2003, John and Steve have managed NMCO since its inception in 2019 and John and Tim have managed NDMO since its inception in 2020.
During May and October 2019, the Board of Trustees and Shareholders approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) to the acquiring Fund, the Nuveen AMT-Free Municipal Credit Income Fund (NVG). The merger was completed prior to the open of business on November 18, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S.-China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019 and into early 2020, then suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows subsequently turned positive again, bringing year-to-date flows through October 2020 back into positive territory. Demand has been resilient even though municipal defaults, as expected, have increased somewhat in 2020. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Additionally, while municipal credit ratings remain under pressure given the uncertain economic outlook, a wave of downgrades has not materialized. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the four Funds during the twelve-month reporting period and NDMO during the abbreviated reporting period ended October 31, 2020 and how did these strategies influence performance?
The Nuveen AMT-Free Municipal Credit Income Fund seeks to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund uses leverage. By investment policy, the Fund may invest up to 55% of its managed assets in municipal securities rated at the time of investment Baa/BBB and below or judged to be of comparable quality by the Fund’s portfolio management team.

Portfolio Managers’ Comments (continued)
The Nuveen Municipal Credit Income Fund seeks to provide current income exempt from regular federal income tax by investing in an actively managed portfolio of tax-exempt municipal securities. Up to 55% of its managed assets may be in securities rated BBB and below at the time of purchase or, if unrated, judged to be of comparable quality by the Fund’s portfolio management team, and the Fund uses leverage.
The Nuveen Municipal High Income Opportunity Fund seeks to provide high current income exempt from regular federal income tax. Its secondary investment objective is to seek attractive total return consistent with its primary objective. The Fund invests in municipal securities that are exempt from federal income taxes; the Fund uses leverage. By investment policy, up to 75% of its managed assets may be invested in municipal securities rated, at the time of investment, Baa/BBB or lower by at least one nationally recognized statistical rating organization including below investment grade securities, or unrated securities judged by the manager to be of comparable quality. No more than 10% of the Fund’s managed assets may be invested in municipal securities rated below B3/B-, or that are unrated but judged to be of comparable quality by the Fund’s portfolio management team.
The Nuveen Municipal Credit Opportunities Fund seeks to provide a high level of current income exempt from regular U.S. federal income tax and secondarily, total return. The Fund invests primarily in high yielding, low- to medium-quality municipal securities that, at the time of investment, are rated Baa/BBB or lower or, if unrated, are judged to be of comparable quality by the Fund’s portfolio management team. No more than 30% of the Fund’s managed assets will be in municipal securities rated CCC+/Caa1 or lower at the time of investment or unrated but judged to be of comparable quality. No more than 10% of the Fund’s managed assets can be in defaulted securities or securities of issuers in bankruptcy or insolvency proceedings at the time of investment. The Fund uses leverage and has a 12-year term with the potential to convert to perpetual.
The Nuveen Dynamic Municipal Opportunities Fund seeks to provide a total return through income exempt from regular federal income taxes and capital appreciation. The Fund invests primarily in municipal securities, the income on which is exempt from regular U.S. federal income tax. The Fund may invest in municipal securities of any maturity and credit quality, without limit in below investment grade municipal securities rated BB+/Ba1 or lower at the time of investment or unrated but judged to be of comparable quality by the Fund’s portfolio management team, and without limit in municipal securities that generate income subject to the U.S. federal alternative minimum tax (“AMT Bonds”). No more than 20% of Managed Assets can be in taxable debt obligations, including taxable municipal securities, and no more than 10% of Managed Assets can be in defaulted securities or securities of issuers in bankruptcy or insolvency proceedings at the time of investment. The Fund uses leverage and has a 12-year term with the potential to convert to perpetual.
Despite historic volatility in the municipal market during March and April 2020, municipal bond performance was positive during the twelve-month reporting period overall. Municipal yields fell, in concert with a steep drop in Treasury yields as the U.S. economy fell into a deep recession amid the virus lockdown. The decline was more dramatic at the short end of the municipal yield curve, which steepened the yield curve over the reporting period. Demand for municipal bonds recovered after the March-April 2020 sell-off, with mutual fund inflows resuming a positive trend (although more so for high grade than high yield municipal funds) and the market absorbing significant supply. With demand normalizing, high grade municipal bonds have made a full recovery from the March-April 2020 COVID-19 crisis, while high yield credit spreads have narrowed meaningfully but remained wider than where they began during the reporting period.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives.
NVG’s trading activity was mainly driven by bonds rolling off the portfolio due to bond calls and maturities. One of the larger refundings during the reporting period was Buckeye Tobacco Settlement bonds, which the state of Ohio refunded in March 2020 and issued new replacement bonds. NVG, NZF, NMZ and NMCO owned the legacy bonds and bought some of the replacement bonds. NVG also held Los Angeles County tobacco bonds that were refunded during this reporting period. Early in the COVID-19 related sell-off, we took some small precautionary steps to prepare for the possibility of deleveraging, including delaying the reinvestment of cash proceeds from called bonds and coupon income. However, market liquidity, although stressed, remained sufficient and deleveraging was not needed. After the sell-off, the market was favorable for executing tax-loss swaps. This strategy entailed selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. This approach was implemented to enhance NVG’s income earning capability and seek to make the Fund more tax efficient. The portfolio’s overall positioning was relatively unchanged over the reporting period. We bought bonds across a range of sectors, including health care, transportation, tax-supported (such as Puerto Rico and Illinois debt) and housing, and across the credit quality spectrum, although there was a slight skew toward investment grade bonds.
In NZF, prior to the March-April 2020 sell-off, municipal yields were very low and credit spreads were tight, providing fewer attractive relative value opportunities. We worked to reinvest call and maturity proceeds into some A rated names we considered suitable long-term investments as well as some highly liquid, AA rated placeholder credits to keep the Fund fully invested until more attractive opportunities were available in the marketplace. NZF also held legacy Buckeye Tobacco bonds that were refunded, and reinvested some of proceeds into the new issue replacement bonds and rotated some into Puerto Rico sales tax revenue bonds (known as COFINAs), where longer-term fundamentals looked more attractive. After the COVID-19 crisis sell-off, we also took advantage of the favorable environment for tax loss swaps in NZF’s portfolio, which were implemented in three approaches: first, higher prevailing yields on AAA rated paper enabled us to swap out of high grade positions into other, relatively higher yielding high grade positions with similar risk characteristics; second, rotating some of the Fund’s high grade, lower yielding placeholder bonds into lower rated, higher yielding investments, as capital outflows from lower rated bonds provided attractive buying opportunities in airports and airline-related, health care, public transportation and certain Manhattan real estate redevelopment bonds; and third, making one-for-one exchanges within high yield positions, including COFINAs, health care, convention center related, airports and state of Illinois, to reset embedded yields higher. As the market stabilized and the high yield liquidity crisis abated, the tax loss swap opportunity waned and we refocused on credit fundamentals. NFZ bought primarily A rated debt in airports and health care, which were funded from the proceeds of called and maturating bonds.
For most of the reporting period, NMZ worked to reinvest coupon income, call proceeds, payments from sinking funds (a fund formed by periodically setting aside money for the gradual repayment of a debt) and capital inflows from secondary share marketing. Some of the larger refundings affecting NMZ during this reporting period were Buckeye Tobacco, high coupon toll roads and high coupon hospitals. We added to some high performing sectors, such as tobacco and COFINAs, in the secondary market. We also continued to invest in individual primary market opportunities, including land secured (Castle Oaks Metropolitan District in Denver), charter schools (Renaissance Charter School in Florida), single family housing (especially suburban areas), New York Metropolitan Transportation Authority and airline bonds backed by important airports (e.g., New York JFK International backed by American Airlines, Denver Special Facilities backed by United Airlines and Port of Seattle backed by Delta Air Lines). There were no material sells for credit or duration reasons.
NMCO’s invest-up period ended during the first half of the reporting period. By the March 2020 sell-off, the Fund had all of its cash invested but approximately 20% of the portfolio was held in mid-grade bonds, which served as temporary placeholders while we worked to source opportunities in higher yielding, lower rated bonds. The Fund was therefore well positioned to make advantageous relative value swaps in March 2020, when market weakness provided opportunity to buy into long-term high yield positions at attractive spreads. As a result, trading activity was elevated in March 2020 as we worked to set up the Fund for a high yield recovery. Industrial development revenue (IDR) bonds are NMCO’s largest sector exposure, which tend to be more economically sensitive and could benefit from further spread normalization.
Additionally, at the end of March 2020, NMCO delevered to help mitigate net asset value volatility and manage the leverage ratio within the stated target. These efforts influenced the timing and size of the Fund’s distribution cut. Under normal market conditions, portfolio managers would be able to take mitigating steps, through tax loss bond exchanges and other strategies, to offset the impact of unwinding leverage. However, due to the unprecedented velocity of the market’s sell-off and the compressed time period

Portfolio Managers’ Comments (continued)
in which it occurred, we believe it was in the best long-term interest of our shareholders to take these prudent actions in the short term. We believe this can ultimately help enhance earnings over the long run.
Also during this reporting period, NVG, NZF, NMZ and NMCO acquired shares in Energy Harbor when their holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly post its March 2020 issuance. In July 2020, the stock suffered a correction on negative headline news about the predecessor company and its former parent company. During the reporting period, the negative performance impact to NZF, NMZ and NMCO was relatively muted and the combined equity and debt position was a detractor for NVG. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
NDMO began operations in late August 2020 and since then we have worked to invest the portfolio in investment grade and high yield opportunities that support high income earnings and offer total return potential.
As of October 31, 2020, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.
How did the four Funds perform during the twelve-month reporting period and NDMO during the abbreviated reporting period ended October 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended October 31, 2020. Each Fund’s total returns at NAV are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2020, the total returns at NAV for NVG, NZF and NMZ underperformed the return for the national S&P Municipal Bond Index. NVG and NZF underperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ and NMCO underperformed the return on the S&P Municipal Yield Index. For the abbreviated reporting period, the total returns at NAV for NDMO outperformed the return of the S&P Municipal Bond Index.
The main factors influencing the Funds’ relative performance in this reporting period were yield curve and duration positioning, credit quality allocation and sector allocation. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
The main drivers of NVG and NZF’s relative performance were yield curve and duration positioning, credit quality allocations and sector allocations. NVG and NZF were favorably positioned for the falling interest rate environment during this reporting period. The two Funds were positioned with longer durations than the benchmark, with overweights to longer duration bonds and underweights to shorter duration bonds, which was advantageous because longer bonds generally outperformed.
Credit ratings allocations detracted from NVG and NZF’s relative performance, offsetting the positive contribution of duration and yield curve positioning. The largest drag came from overweight allocations to bonds rated BBB and lower, which performed poorly during the March-April 2020 market weakness and hadn’t fully recovered by the end of the reporting period.
The volatility during the reporting period skewed performance at the sector level. Overall, sector allocations adversely affected NVG but were modestly beneficial for NZF. The tobacco sector performed strongly, largely due to the refundings and restructurings of some legacy tobacco issues (such as Buckeye Tobacco) that occurred during the reporting period. The defensively oriented tax-supported and utilities sectors also held up well, as did the pre-refunded sector, due to its high credit quality composition. Conversely, the weaker performers were more economically sensitive sectors and/or those with greater exposure to coronavirus impacts such as IDR, health care (especially senior living facilities), transportation and higher education.
NMZ’s performance, which is primarily compared to the S&P Municipal Yield Index, continued to be driven by our bottom-up credit selection. Within the high yield municipal market, there was a wide dispersion of returns by sector and individual security, resulting in a mix of very strong and very weak performers within NMZ’s portfolio. The best performing sectors were tobacco, Puerto Rico, dedicated tax and land secured, while the weakest groups were senior living facilities and IDRs. Hospitals, airports and multi-family housing fell in the middle of the pack. NMZ holds underweight allocations relative to the benchmark’s much higher weightings in tobacco and Puerto Rico bonds, given our views about the risk-reward offered by these sectors, and this was the main detractor from relative performance.
Partially offsetting the relative weakness, however, were our relatively lower exposures to the two weakest performing sectors, IDRs and senior living facilities, as well as the Fund’s higher exposure to land secured debt, which performed well. Other notable detractors were individual securities that suffered from short-term, event-specific headwinds. For example, pandemic-related concerns drove valuations meaningfully lower for Brightline (formerly Virgin Trains USA), a South Florida high-speed passenger rail project, and American Dream, the retail and entertainment mega-plex at the Meadowlands, New Jersey. However, our research suggests these bonds are structured to weather short-term disruption and investors may be overlooking the longer-term potential for these projects. Overall, the underperformance of these and other laggards in NMZ’s portfolio has been perception-driven more than reality-driven, in our opinion. The default rate in the Fund has remained very low, and in most sectors, the technicals rather than fundamentals have exaggerated performance, whether to the upside or the downside.
NMCO’s performance is also primarily compared to the S&P Municipal Yield Index. The Fund’s performance was shaped by three major events during the reporting period. The first was the Fund’s invest-up period, which coincided with the first half of the reporting period. There was a natural drag on performance due to the Fund putting money to work during the strong performing market preceding the advent of the COVID-19 crisis. The second event was the March-April 2020 sell-off. The Fund underperformed significantly during the market panic, due to its leveraged duration and higher exposure to high yield bonds in general, where spreads widened sharply. However, the prevailing market also enabled us to make advantageous relative value swaps out of the placeholder investment grade bonds into longer-term high yield exposures that positioned the Fund for a high yield recovery. The third event, the municipal market’s stabilization and the high yield segment’s partial recovery over the summer months, benefited the Fund’s high yield positioning. Although NMCO’s overweight to the IDR sector, which hasn’t yet fully recovered, and underweights to the stronger performing dedicated tax and Puerto Rico sectors were all detractors from relative performance, the Fund benefited from an underweight to senior living facilities, the worst performing segment, and favorable security selection in the tobacco sector.
During the abbreviated reporting period, NDMO outperformed the benchmark S&P Municipal Bond Index, primarily due to strong security selection. Top performing positions included Southern Ohio Port Authority PureCycle, Chicago Transit Authority sales tax revenue, Delta Air Lines - LaGuardia Airport Terminal and Colorado International Metropolitan District Number 8. The weakest performing holdings included New York MTA, selected Puerto Rico general obligation bonds, Big River Steel and Talen Energy. The Fund’s longer duration positioning, partially managed with the use of inverse floaters, was somewhat disadvantageous as interest rates drifted higher in the abbreviated reporting period.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The use of leverage had a negative impact on the total return performance of NVG, NZF, NMZ and NMCO and a negligible impact on the total return performance of NDMO over the reporting period.
As of October 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Effective Leverage*	38.00%	38.09%	35.25%	40.88%	14.54%
Regulatory Leverage*	35.04%	37.62%	7.35%	39.73%	0.00%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG	$317,400,000	$1,611,600,000	$1,929,000,000
NZF	$1,172,000,000	$196,000,000	$1,368,000,000
NMZ	$87,000,000	$—	$87,000,000
NMCO	$350,000,000	$100,000,000	$450,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO	NDMO
November 2019	$0.0710	$0.0660	$0.0595	$0.0640	$—
December	0.0655	0.0625	0.0595	0.0640	—
January	0.0655	0.0625	0.0595	0.0640	—
February	0.0655	0.0625	0.0595	0.0640	—
March	0.0655	0.0625	0.0595	0.0640	—
April	0.0655	0.0625	0.0595	0.0525	—
May	0.0655	0.0625	0.0620	0.0525	—
June	0.0655	0.0625	0.0620	0.0525	—
July	0.0655	0.0625	0.0620	0.0620	—
August	0.0655	0.0625	0.0620	0.0620	—
September	0.0655	0.0625	0.0620	0.0620	—
October 2020	0.0675	0.0660	0.0620	0.0620	0.0765
Total Distributions from Net Investment Income	$0.7935	$0.7570	$0.7290	$0.7255	$0.0765
Total Distributions from Long Term Capital Gains*	$0.0314	$—	$—	$—	$—
Total Distributions	$0.8249	$0.7570	$0.7290	$0.7255	$0.0765

Yields
Market Yield**	5.19%	5.37%	5.63%	6.37%	6.12%
Taxable-Equivalent Yield**	8.76%	9.07%	9.35%	10.69%	10.34%

*	Distribution paid in December 2019.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering, are as shown in the accompanying table.

NMZ
Additional authorized common shares	19,500,000

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through shelf offering	13,935,297
Weighted average premium to NAV per common share sold	1.38%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and the Fund’s transactions.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing NVG, NZF, NMZ and NMCO to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2020, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO
Common shares cumulatively repurchased and retired	202,500	47,500	—	—
Common shares authorized for repurchase	21,335,000	14,210,000	8,170,000	5,325,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Common share NAV	$16.76	$15.96	$13.22	$12.81	$14.92
Common share price	$15.62	$14.74	$13.22	$11.68	$15.00
Premium/(Discount) to NAV	(6.80)%	(7.64)%	0.00%	(8.82)%	0.54%
12-month average premium/(discount) to NAV	(6.73)%	(6.52)%	0.17%	(1.83)%	0.32%

NVG	Nuveen AMT-Free Municipal Credit Income Fund Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	2.53%	6.28%	6.53%
NVG at Common Share Price	0.06%	8.04%	6.54%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
NVG Custom Blended Fund Performance Benchmark(1)	3.32%	4.44%	4.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
1 The Blended Index consists of the returns of the S&P Municipal Bond Investment Grade Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return of the S&P Municipal Bond High Yield Index.

NVG	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.4%
Common Stocks	0.4%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering
costs, MFP Shares, net of deferred
offering costs & VRDP Shares,
net of deferred offering costs	159.1%
Floating Rate Obligations	(5.3)%
AMTP Shares, net of deferred
offering costs	(3.1)%
MFP Shares, net of deferred
offering costs	(11.3)%
VRDP Shares, net of deferred
offering costs	(39.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.8%
AAA	2.7%
AA	12.0%
A	25.5%
BBB	19.7%
BB or Lower	15.1%
N/R (not rated)	13.0%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.4%
Tax Obligation/Limited	17.9%
Transportation	11.2%
U.S. Guaranteed	10.9%
Tax Obligation/General	10.0%
Education and Civic Organizations	9.9%
Utilities	7.1%
Consumer Staples	5.5%
Other	8.1%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.1%
California	9.1%
Texas	7.4%
Colorado	6.6%
Ohio	5.9%
Connecticut	4.2%
New York	4.0%
Pennsylvania	3.9%
New Jersey	3.6%
Florida	3.0%
Wisconsin	2.5%
South Carolina	2.0%
Iowa	2.0%
Indiana	1.9%
Puerto Rico	1.9%
Georgia	1.9%
Massachusetts	1.7%
Arizona	1.6%
Missouri	1.5%
Virginia	1.5%
Other[1]	18.7%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	0.58%	5.60%	6.40%
NZF at Common Share Price	(3.34)%	7.02%	6.09%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
NZF Custom Blended Fund Performance Benchmark(1)	3.32%	4.44%	4.43%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
1 The Blended Index consists of the returns of the S&P Municipal Bond Investment Grade Index prior to 4/11/16 and thereafter: 1) 60% of the return of the S&P Municipal Bond Investment Grade Index and 2) 40% of the return of the S&P Municipal Bond High Yield Index.

NZF	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.0%
Common Stocks	1.1%
Investment Companies	0.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP
Shares, net of deferred offering costs	160.8%
Floating Rate Obligations	(0.7)%
MFP Shares, net of deferred
offering costs	(28.2)%
VRDP Shares, net of deferred
offering costs	(31.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.8%
AAA	1.0%
AA	11.2%
A	25.8%
BBB	21.3%
BB or Lower	19.3%
N/R (not rated)	11.9%
N/A (not applicable)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.8%
Transportation	19.0%
Health Care	15.2%
Tax Obligation/General	14.8%
U.S. Guaranteed	8.9%
Utilities	6.6%
Education and Civic Organizations	4.9%
Other	10.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	19.2%
California	14.0%
New York	11.0%
Texas	9.8%
Florida	4.7%
Colorado	4.0%
New Jersey	3.4%
Pennsylvania	3.4%
Puerto Rico	2.5%
Missouri	2.4%
Indiana	2.3%
Ohio	1.9%
South Carolina	1.9%
Other[1]	19.5%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NMZ	Nuveen Municipal High Income Opportunity Fund Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	(0.49)%	5.27%	7.65%
NMZ at Common Share Price	(1.84)%	5.16%	6.99%
S&P Municipal Yield Index	2.59%	5.58%	6.00%
S&P Municipal Bond High Yield Index	2.88%	5.77%	6.34%
S&P Municipal Bond Index	3.55%	3.68%	4.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NMZ	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.3%
Common Stocks	1.6%
Corporate Bonds	0.2%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	147.5%
Floating Rate Obligations	(39.6)%
AMTP Shares, net of deferred
offering costs	(7.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.3%
AA	13.7%
A	9.0%
BBB	16.1%
BB or Lower	18.6%
N/R (not rated)	36.2%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.7%
Health Care	15.7%
Transportation	13.6%
Education and Civic Organizations	11.1%
Tax Obligation/General	6.9%
Utilities	5.3%
Consumer Staples	5.0%
Other	14.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.4%
California	11.3%
Florida	9.5%
New York	6.6%
Colorado	5.7%
Puerto Rico	5.4%
Ohio	4.9%
Wisconsin	4.0%
Kentucky	4.0%
New Jersey	3.7%
Texas	2.7%
Arizona	2.0%
South Carolina	2.0%
Other[1]	19.8%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

NMCO	Nuveen Municipal Credit Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
		Since
	1-Year	Inception
NMCO at Common Share NAV	(10.33)%	(8.82)%
NMCO at Common Share Price	(19.78)%	(15.91)%
S&P Municipal Yield Index	2.59%	3.08%

Since inception returns are from 9/16/19. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NMCO	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.1%
Common Stocks	2.5%
Exchange-Traded Funds	0.3%
Short-Term Municipal Bonds	2.2%
Other Assets Less Liabilities	4.9%
Net Assets Plus Floating
Rate Obligations, MFP Shares,
net of deferred offerings	169.0%
Floating Rate Obligations	(3.2)%
MFP Shares, net of deferred
offerings	(65.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AA	3.3%
A	0.8%
BBB	9.3%
BB or Lower	36.0%
N/R (not rated)	48.9%
N/A (not applicable)	1.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.3%
Industrials	15.4%
Transportation	12.0%
Education and Civic Organizations	11.2%
Consumer Staples	8.2%
Health Care	8.1%
Tax Obligation/General	7.5%
Utilities	6.6%
Long-Term Care	6.4%
Other	4.3%
Total	100%

States and Territories
(% of total municipal bonds)
Florida	11.7%
Illinois	11.6%
New York	8.4%
Ohio	7.0%
Puerto Rico	6.4%
Colorado	6.2%
Wisconsin	5.2%
California	4.0%
Pennsylvania	4.0%
Alabama	3.8%
Arizona	3.1%
Virgin Islands	2.7%
New Jersey	2.6%
Arkansas	2.5%
Iowa	2.1%
Other[1]	18.7%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

NDMO	Nuveen Dynamic Municipal Opportunities Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Cumulative Total Returns as of October 31, 2020

Since
Inception
NDMO at Common Share NAV	(0.02)%
NDMO at Common Share Price	0.51%
S&P Municipal Bond Index	(0.21)%

Since inception returns are from 8/26/20. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NDMO	Performance Overview and Holding Summaries as of October 31, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	105.8%
Corporate Bonds	0.1%
Other Assets Less Liabilities	11.1%
Net Assets Plus Floating
Rate Obligations	117.0%
Floating Rate Obligations	(17.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AA	16.7%
A	25.8%
BBB	17.3%
BB or Lower	14.3%
N/R (not rated)	25.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.4%
Transportation	20.5%
Health Care	17.6%
Education and Civic Organizations	15.4%
Industrials	6.4%
Tax Obligation/General	4.9%
Other	11.8%
Total	100%

States and Territories
(% of total municipal bonds)
New York	18.8%
California	14.4%
Florida	9.4%
Colorado	9.0%
Arizona	6.1%
Ohio	6.0%
Illinois	5.6%
Puerto Rico	4.9%
Missouri	3.4%
Texas	3.1%
Other[1]	19.3%
Total	100%

1 See Portfolio of Investments for further details on “other” States and Territories.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NMZ, NVG and NZF. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NMZ		NVG		NZF
	Common and		Common and		Common and
	Preferred		Preferred	Preferred	Preferred	Preferred
	shares voting		shares voting	shares voting	shares voting	shares voting
	together	Preferred	together	together	together	together
	as a class	Shares	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John K. Nelson
For	61,404,334	—	170,335,443	—	114,505,552	—
Withhold	1,775,687	—	6,595,221	—	3,655,195	—
Total	63,180,021	—	176,930,664	—	118,160,747	—
Terence J. Toth
For	61,326,657	—	170,446,939	—	114,789,558	—
Withhold	1,853,364	—	6,483,725	—	3,371,189	—
Total	63,180,021	—	176,930,664	—	118,160,747	—
Robert L. Young
For	61,400,374	—	170,817,454	—	115,137,619	—
Withhold	1,779,647	—	6,113,210	—	3,023,128	—
Total	63,180,021	—	176,930,664	—	118,160,747	—
William C. Hunter
For	—	870	—	185,695	—	13,680
Withhold	—	—	—	21,320	—	—
Total	—	870	—	207,015	—	13,680
Albin F. Moschner
For	—	870	—	207,015	—	13,680
Withhold	—	—	—	—	—	—
Total	—	870	—	207,015	—	13,680

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal Credit Opportunities Fund
Nuveen Dynamic Municipal Opportunities Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund, and Nuveen Dynamic Municipal Opportunities Fund (the Funds), including the portfolios of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended (the period from August 26, 2020 (commencement of operations) to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), the statements of changes in net assets for each of the years in the two-year period then ended (the year then ended and the period from September 16, 2019 (commencement of operations) to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (the year then ended and the period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations and cash flows for the year then ended (the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), the changes in their net assets for each of the years in the two year period then ended (the year then ended and the period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), and the financial highlights for each of the years in the five year period then ended (the year then ended and the period from September 16, 2019 to October 31, 2019 for Nuveen Municipal Credit Opportunities Fund and the period from August 26, 2020 to October 31, 2020 for Nuveen Dynamic Municipal Opportunities Fund), in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2020

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.4% (99.8% of Total Investments)
	Alabama – 2.0% (1.3% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,783,510
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
5,000	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	A–	5,006,800
	4.000%, 7/01/43
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	31,066,575
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	8,339,193
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 (Pre-refunded 6/01/21) – AGM Insured	6/21 at 100.00	Aa3 (11)	1,277,713
1,000	4.250%, 6/01/31 (Pre-refunded 6/01/21) – AGM Insured	6/21 at 100.00	Aa3 (11)	1,023,610
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales
	Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,015,760
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,311,713
5,970	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,557,030
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
12,000	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/44	9/29 at 100.00	AA–	13,568,280
61,920	Total Alabama			72,950,184
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
7,010	5.000%, 6/01/32	11/20 at 100.00	B3	7,011,753
12,635	5.000%, 6/01/46	11/20 at 100.00	B3	12,688,572
19,645	Total Alaska			19,700,325
	Arizona – 2.4% (1.6% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	4,377,415
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,565,742
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
3,790	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/29 at 100.00	BB	3,979,955
	Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,584,989
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,487,200
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,560,250
	Series 2017A, 7.000%, 7/01/41, 144A (4)
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
1,730	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,843,748
1,975	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	2,098,062
800	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid	7/26 at 100.00	Baa3	869,680
	Traditional School Projects, Series 2016, 5.000%, 7/01/47

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
$ 6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	$ 8,982,780
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	13,302,084
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	658,291
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,071,248
2,045	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	1,967,106
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
490	6.000%, 7/01/33	11/20 at 102.00	BB–	500,437
610	6.000%, 7/01/43	11/20 at 102.00	BB–	622,798
350	6.000%, 7/01/48	11/20 at 102.00	BB–	357,329
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/20 at 102.00	BB–	1,456,407
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,171,132
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,891,514
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	2,187,542
2,920	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	3,109,946
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	922,338
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,353,262
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	11/20 at 102.00	BB–	107,325
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
6,820	5.000%, 12/01/32	No Opt. Call	BBB+	8,828,490
2,465	5.000%, 12/01/37	No Opt. Call	BBB+	3,296,864
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A2	2,192,800
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
75,265	Total Arizona			87,346,734
	Arkansas – 0.3% (0.2% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,680,075
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	9,183,471
22,960	Total Arkansas			10,863,546
	California – 14.3% (9.1% of Total Investments)
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	5,180,946
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
5,785	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,098,846
6,765	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (11)	5,240,101
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	4,121,279
	5.000%, 3/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (11)	$ 5,574,400
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
1,430	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	1,591,047
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
580	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	671,222
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
50,460	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	9,002,569
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	35,340,379
	2016U-7, 5.000%, 6/01/46 (UB) (5)
15,850	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	24,909,067
	2019V-1, 5.000%, 5/01/49
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	A+	10,494,700
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	1,761,328
	System, Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	7,528,584
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2015-XF0131:
1,555	9.284%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,752,096
1,650	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,859,336
4,075	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	4,591,995
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A+ (11)	5,653,850
	2013A, 5.000%, 8/15/52 (Pre-refunded 8/15/23)
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,331,931
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,070,020
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	588,028
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	205,286
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	290,209
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	476,199
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	6,179,780
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	2,256,169
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	772,522
	Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/25 at 100.00	N/R	766,237
	? Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education	6/26 at 100.00	N/R	612,362
	? Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 –	11/20 at 100.00	AA–	80,272
	NPFG Insured
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 –	11/20 at 100.00	AA–	5,017
	AMBAC Insured
3,500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	11/20 at 100.00	AA–	3,512,740
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	13,753,999
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	$ 72,076,462
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	11,455,511
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	4,249,440
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
808	5.750%, 7/01/30 (4)	11/20 at 100.00	N/R	743,961
2,334	5.750%, 7/01/35 (4)	11/20 at 100.00	N/R	2,147,068
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (11)	4,873,700
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,400	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A2	2,617,728
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation	No Opt. Call	Aa3	8,550,538
	Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 –
	AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (7)	8/28 at 100.00	A1	3,150,892
3,600	0.000%, 8/01/34 – AGM Insured (7)	8/28 at 100.00	A1	4,295,232
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB	2,941,528
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB	3,597,200
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (7)	1/31 at 100.00	Baa2	1,027,254
3,610	5.750%, 1/15/46	1/24 at 100.00	Baa2	4,032,117
6,610	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (11)	7,811,301
4,445	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	Baa2	4,715,567
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
9,795	5.000%, 6/01/47	6/22 at 100.00	N/R	10,075,333
6,240	5.250%, 6/01/47	6/22 at 100.00	N/R	6,429,821
10,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,543,355
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,448,464
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,564,127
1,160	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	9/21 at 100.00	AA	1,193,988
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured
7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	7,807,401
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	5,156,351
	Series 2009B, 6.500%, 11/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
$ 530	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (11)	$ 510,607
605	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (11)	582,863
4,770	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,480,270
225	0.000%, 8/01/28 – AGC Insured (ETM)	No Opt. Call	Aa3 (11)	211,509
1,995	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,786,423
1,020	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	11/20 at 100.00	N/R (11)	1,086,769
	Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
3,905	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	4,176,554
	Esencia Village, Series 2015A, 4.250%, 8/15/38
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	3,497,314
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	11,206,913
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	7,641,288
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,357,625
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	723,620
	Series 2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
485	5.000%, 9/01/40	9/25 at 100.00	N/R	539,955
910	5.000%, 9/01/46	9/25 at 100.00	N/R	1,003,311
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	4,367,120
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien	No Opt. Call	AA+ (11)	66,660,327
	Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	2,946,955
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	9,057,815
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,914,823
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,250	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,800,980
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	3,200,543
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	A3	2,137,562
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
4,630	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (11)	5,216,390
4,630	6.250%, 7/01/24	No Opt. Call	Baa2	5,231,946
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	3,440,745
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	648,448
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
725	4.750%, 6/01/23	11/20 at 100.00	BBB	726,008
1,600	5.500%, 6/01/45	11/20 at 100.00	B–	1,607,984
524,737	Total California			510,539,522

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 10.4% (6.6% of Total Investments)
$ 850	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	$ 872,678
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	922,788
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,215,843
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	1,119,690
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series
	2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	717,619
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	3,561,370
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	1,765,019
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,178,110
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,587,853
1,475	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	1,509,382
	Improvement Series 2020A, 5.000%, 12/01/51
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	202,116
	Refunding Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,222,752
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	956,598
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,290,459
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,799,252
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,770,002
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (11)	3,157,066
23,470	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (11)	30,120,459
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (11)	3,034,710
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (11)	12,718,310
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
3,005	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,236,926
	Series 2019A-2, 4.000%, 8/01/49
3,320	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,576,238
	Series 2019A-2, 4.000%, 8/01/49, (UB) (5)
4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	5,209,239
	Communities & Services, Series 2020A, 4.000%, 12/01/50
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc, Refunding Series 2012B:
1,640	5.000%, 12/01/22 (ETM)	No Opt. Call	A– (11)	1,797,374
2,895	5.000%, 12/01/23 (Pre-refunded 12/01/22)	12/22 at 100.00	A– (11)	3,172,804
4,200	5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A– (11)	4,603,032

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
$ 765	5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (11)	$ 866,860
1,575	5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (11)	1,789,751
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (11)	1,706,777
2,000	5.000%, 6/01/33 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (11)	2,420,960
5,855	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (11)	7,087,360
6,820	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (11)	8,255,474
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	N/R	2,316,440
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	4,333,731
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	517,135
	Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	516,940
	Obligation Bonds, Series 2006, 5.250%, 12/01/30
600	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General	3/25 at 103.00	N/R	607,458
	Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,509,570
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,298,804
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	515,850
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	11,595,791
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited	12/22 at 103.00	N/R	519,529
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
1,005	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,033,894
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,376,412
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	6,773,598
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	35,276,900
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	6,128,671
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	16,326,491
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,874,096
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	33,138,364
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	18,367,600
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	1,028,537
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	5,225,570
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	512,070
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	507,785
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	607,051
	2014, 6.000%, 12/01/38

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R (11)	$ 891,553
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
	(Pre-refunded 12/01/21)
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	1,371,382
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
750	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R (11)	784,223
	Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R	713,160
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	491,890
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R (11)	3,867,422
	Bonds, Refunding Series 2015, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,372,732
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	9,120,041
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	789,498
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	4,211,547
980	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	1,006,166
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation	12/20 at 103.00	N/R	509,915
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	889,541
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	A2	5,361,870
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	1,046,160
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	1,041,120
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General	12/21 at 103.00	N/R	597,367
	Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
3,380	5.000%, 12/01/39	12/24 at 103.00	N/R	3,563,027
6,900	5.000%, 12/01/49	12/24 at 103.00	N/R	7,178,967
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	742,738
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,178,116
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	756,862
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	A2 (11)	884,039
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds,	12/20 at 100.00	AA	5,455,273
	Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured
2,760	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	2,819,616
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding
	Series 2017A, 5.000%, 12/15/41, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
$ 1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	$ 1,361,719
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,858,512
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	11/20 at 100.00	Baa3	6,514,105
3,750	6.000%, 1/15/41	11/20 at 100.00	Baa3	3,756,750
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,320,166
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/21 at 103.00	N/R	942,964
	2016, 5.000%, 12/01/46
1,000	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,025,220
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
1,000	5.000%, 12/01/38	12/24 at 103.00	N/R	1,026,300
570	5.000%, 12/01/49	12/24 at 103.00	N/R	578,094
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax
	Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	517,035
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,034,270
765	Sterling Ranch Community Authority Board, Douglas County, Colorado, Supported Revenue	12/25 at 102.00	N/R	785,196
	Bonds, Limited Tax Refunding Improvement Senior Series 2020A, 4.250%, 12/01/50 (WI/DD,
	Settling 11/05/20)
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R	512,265
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45
500	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams	9/24 at 103.00	N/R	480,890
	County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019,
	4.375%, 12/01/44
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	9,056,410
	5.000%, 11/15/42
3,410	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and	12/29 at 100.00	AA	4,120,542
	Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020,
	5.000%, 12/01/50 – AGM Insured
376,700	Total Colorado			372,887,821
	Connecticut – 6.6% (4.2% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	A2	2,621,757
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	A2	1,781,792
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 –	8/26 at 100.00	A2	3,241,476
	AGM Insured
	Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	Baa1	1,694,072
750	5.000%, 11/01/37	11/27 at 100.00	Baa1	862,035
5,500	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford	7/25 at 100.00	A	6,246,790
	HealthCare, Series 2015F, 5.000%, 7/01/45
4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/26 at 100.00	A2	4,555,107
	College, Refunding Series 2016L-1, 4.000%, 7/01/46
1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	7/21 at 100.00	A2 (11)	1,186,214
	College, Series 2011H, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc,	8/24 at 100.00	BBB	1,142,493
	Series 2014A, 5.000%, 8/01/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,565	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	$ 6,258,566
	University, Series 2016Q-1, 5.000%, 7/01/46
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A (11)	7,241,440
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/24 at 100.00	A	556,700
	HealthCare, Series 2014E, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	604,632
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	753,801
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home	10/24 at 104.00	BB	3,005,700
	Issue, Series 2019A-1, 5.000%, 10/01/54, 144A
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
	Hospital, Series 2011N:
1,105	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (11)	1,139,796
400	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (11)	412,596
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (11)	515,745
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex	7/25 at 100.00	A3	2,141,908
	Hospital, Series 2015O, 5.000%, 7/01/36
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free	7/23 at 100.00	A	1,182,105
	Academy, Series 2013B, 4.000%, 7/01/34
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health
	Series 2019A:
1,000	4.000%, 7/01/41	7/29 at 100.00	Baa2	1,075,490
1,370	4.000%, 7/01/49	7/29 at 100.00	Baa2	1,451,364
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Refunding Series 2015L:
10,105	4.125%, 7/01/41	7/25 at 100.00	A–	10,821,444
7,030	5.000%, 7/01/45	7/25 at 100.00	A–	7,831,701
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac
	University, Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	580,475
1,250	5.000%, 7/01/36	7/26 at 100.00	A–	1,443,675
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/21 at 100.00	A3 (11)	258,080
	University, Series 2011G, 5.125%, 7/01/26 (Pre-refunded 7/01/21)
6,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A3	7,145,160
	University, Series 2017I-1, 5.000%, 7/01/42
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/21 at 100.00	BBB+	1,301,699
	Hospital, Series 2010-I, 5.000%, 7/01/30
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford
	Hospital, Series 2012J:
1,000	5.000%, 7/01/37	7/22 at 100.00	BBB+	1,041,530
8,055	5.000%, 7/01/42	7/22 at 100.00	BBB+	8,360,929
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/26 at 100.00	BBB+	4,201,080
	Hospital, Series 2016K, 4.000%, 7/01/46
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis
	Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 (Pre-refunded 7/01/21) – AGM Insured	7/21 at 100.00	A1 (11)	577,634
225	5.000%, 7/01/24 (Pre-refunded 7/01/21) – AGM Insured	7/21 at 100.00	A1 (11)	232,085
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health
	Credit Group, Series 2016CT:
2,650	5.000%, 12/01/41	6/26 at 100.00	AA–	3,083,858
770	5.000%, 12/01/45	6/26 at 100.00	AA–	890,028

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of	7/28 at 100.00	BBB	$ 2,391,773
	New Haven, Series 2018K-1, 5.000%, 7/01/38
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western	7/21 at 100.00	A– (11)	4,127,320
	Connecticut Health, Series 2011N, 5.000%, 7/01/29 (Pre-refunded 7/01/21)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven
	Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,938,860
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,077,568
900	5.000%, 7/01/34	7/24 at 100.00	AA–	1,009,395
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut	11/23 at 100.00	A	6,211,433
	State University System, Series 2013N, 5.000%, 11/01/31
1,185	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds,	11/20 at 100.00	A	1,188,875
	Refunding Series 2010-16, 5.000%, 6/15/30
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	16.944%, 1/01/32, 144A (IF) (5)	1/23 at 100.00	AA–	1,768,271
410	16.787%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA–	545,628
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A	1,039,380
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A	3,993,430
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A	3,088,146
3,730	Connecticut State, General Obligation Bonds, Series 2017A, 5.000%, 4/15/35	4/27 at 100.00	A	4,500,058
	Connecticut State, General Obligation Bonds, Series 2018A:
3,500	5.000%, 4/15/35 (UB) (5)	4/28 at 100.00	A	4,273,115
5,000	5.000%, 4/15/38 (UB) (5)	4/28 at 100.00	A	6,046,500
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	4,294,586
	Series 2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	8/25 at 100.00	A+	1,627,337
	Series 2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	A+	6,374,628
1,075	5.000%, 9/01/34	9/26 at 100.00	A+	1,290,957
3,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	4,025,280
	Series 2014A, 5.000%, 9/01/33
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System
	Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	688,503
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	525,215
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	2,956,501
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater
	System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30 (Pre-refunded 8/15/24)	8/24 at 100.00	A1 (11)	588,340
1,000	5.000%, 8/15/31 (Pre-refunded 8/15/24)	8/24 at 100.00	A1 (11)	1,176,680
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater	11/20 at 100.00	A1	55,197
	System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 –	8/24 at 100.00	AA	251,975
	BAM Insured
2,315	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/27 at 100.00	N/R	2,483,926
	Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A
10,015	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	AA–	11,420,205
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
$ 4,100	5.000%, 4/01/36 (Pre-refunded 4/01/22)	4/22 at 100.00	AA– (11)	$ 4,375,356
2,500	5.000%, 4/01/39 (Pre-refunded 4/01/22)	4/22 at 100.00	AA– (11)	2,667,900
2,285	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series	7/28 at 100.00	Aa3	2,809,225
	2018, 5.000%, 7/15/36
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 –	11/20 at 100.00	A2	872,697
	AGC Insured
	Milford, Connecticut, General Obligation Bonds, Series 2018:
1,055	4.000%, 11/01/36	11/24 at 100.00	AA+	1,161,101
1,055	4.000%, 11/01/37	11/24 at 100.00	AA+	1,159,192
1,550	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%,	8/26 at 100.00	BBB	1,813,733
	8/15/35 – AGM Insured
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 –	8/24 at 100.00	BBB	1,098,915
	AGM Insured
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	BBB	910,491
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	BBB	1,861,412
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	BBB	572,515
	New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,000	5.000%, 8/01/35	8/27 at 100.00	BBB	1,125,630
1,425	5.000%, 8/01/36	8/27 at 100.00	BBB	1,598,864
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,056,213
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA– (11)	934,022
	Series 2014A, 5.000%, 8/01/44 (Pre-refunded 8/01/24)
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
	Refunding Thirty-Second Series 2016B:
2,715	4.000%, 8/01/36	8/26 at 100.00	AA–	3,017,831
2,220	5.000%, 8/01/37	8/26 at 100.00	AA–	2,668,573
3,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/21 at 100.00	AA– (11)	4,008,391
	Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,250	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/22 at 100.00	AA– (11)	3,519,132
	Twenty-Seventh Series 2012, 5.000%, 8/01/33 (Pre-refunded 8/01/22)
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project,	4/21 at 100.00	N/R (11)	1,772,524
	Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	Aa2	561,950
	2013A, 5.250%, 8/15/43
	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds,
	Series 2019:
200	4.000%, 4/01/37	4/29 at 100.00	AA+	234,016
250	4.000%, 4/01/38	4/29 at 100.00	AA+	291,388
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	A2	653,994
1,500	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 –	1/27 at 100.00	A2	1,675,290
	BAM Insured
1,000	Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A, 5.000%,	8/28 at 100.00	BBB	1,222,860
	8/15/30 – BAM Insured
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A	2,757,525
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A	848,890
2,250	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A	2,659,387

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
$ 445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA–	$ 531,357
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA–	464,478
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA–	723,680
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA–	526,342
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA–	525,211
210,255	Total Connecticut			234,080,124
	Delaware – 0.2% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	11/20 at 100.00	Baa2	2,621,459
	Power LLC Project, Series 2010, 5.375%, 10/01/45
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BB+	2,449,649
1,000	5.000%, 7/01/58	1/28 at 100.00	BB+	937,330
6,200	Total Delaware			6,008,438
	District of Columbia – 1.3% (0.9% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	3,501,490
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
3,990	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	4,373,798
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/20 at 20.76	N/R	38,520,600
	Bonds, Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,425,645
	5.000%, 7/01/42
195,270	Total District of Columbia			47,821,533
	Florida – 4.7% (3.0% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	1,029,323
	Bonds, Series 2016, 4.700%, 5/01/36
1,000	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin	7/26 at 100.00	N/R	1,051,310
	Academy Projects, Series 2020, 5.000%, 12/15/50, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc,
	Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,333,396
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,080,018
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project,
	Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	1,144,673
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,565,006
5,225	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	1,985,500
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project,
	Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	6,478,037
1,885	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	2,008,656
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	917,726
	2017A, 5.000%, 10/15/37, 144A
735	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	752,743
	2019A, 5.000%, 10/15/49, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,517,745
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,171,770
	Bonds, Refunding Series 2012, 5.000%, 5/01/26

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	$ 1,539,111
	University, Refunding Series 2013, 6.125%, 11/01/43
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
240	5.250%, 11/01/37	11/28 at 100.00	N/R	262,625
310	5.600%, 11/01/46	11/28 at 100.00	N/R	342,789
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (11)	3,911,901
1,720	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (11)	1,939,420
4,000	Davie, Florida, Water and Sewer Revenue Bonds, Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1 (11)	4,174,320
	(Pre-refunded 10/01/21) – AGM Insured
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	294,854
315	5.300%, 5/01/36	5/26 at 100.00	N/R	331,686
475	5.500%, 5/01/45	5/26 at 100.00	N/R	503,495
655	5.500%, 5/01/46	5/26 at 100.00	N/R	693,953
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	267,847
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	694,253
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	435,908
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,562,957
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,982,145
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,628,050
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	2,172,899
4,350	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,723,621
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,401,323
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater
	Academy Projects, Series 2020A:
4,330	5.000%, 6/15/50	6/27 at 100.00	BBB	4,804,308
3,405	5.000%, 6/15/55	6/27 at 100.00	BBB	3,754,149
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,448,625
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,810,042
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	588,390
	Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44
4,380	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,534,702
	Charter Foundation Inc Projects, Series 2017A, 6.125%, 6/15/47, 144A
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,489,056
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment
	Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	12/20 at 100.00	Baa2	1,649,261
1,830	5.000%, 5/01/27 – NPFG Insured	12/20 at 100.00	Baa2	1,834,246
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A+	647,976
	2012, 5.000%, 10/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	$ 2,193,802
	Project, Series 2018B, 5.000%, 6/01/53, 144A
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,041,620
	Series 2011, 5.000%, 11/15/25
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	669,663
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	N/R (11)	4,890,724
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,149,876
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	2,025,274
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	BBB+	6,451,028
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	1,673,711
	Jewish Health System Inc Project, Series 2017, 5.125%, 7/01/46
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	Aa3 (11)	1,566,954
	6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	BBB+	5,498,950
	2014A, 5.000%, 7/01/44
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,582,544
	2012B, 5.000%, 10/01/37
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (11)	6,876,863
	10/01/42 (Pre-refunded 10/01/22)
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	5,343,697
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
4,270	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2 (11)	4,550,496
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Series 2019A-1:
1,245	5.000%, 10/01/44	10/29 at 100.00	BBB–	1,452,143
1,645	5.000%, 10/01/49	10/29 at 100.00	BBB–	1,906,275
3,345	4.000%, 10/01/54	10/29 at 100.00	BBB–	3,543,091
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	250,875
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	870,309
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
225	4.750%, 11/01/28	11/27 at 100.00	N/R	236,558
375	5.375%, 11/01/36	11/27 at 100.00	N/R	402,169
920	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	990,858
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
1,200	St Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%,	No Opt. Call	N/R (11)	1,256,052
	10/01/21 – FGIC Insured (ETM)
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,325,705
	5.000%, 11/15/33
760	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St Joseph’s	11/20 at 100.00	N/R (11)	797,118
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)
1,735	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A–	2,094,787
	Series 2020B, 5.000%, 7/01/50
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (11)	10,882,309
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A2 (11)	$ 2,088,900
	Aeronautical University, Inc Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,605,600
	University Inc Project, Series 2015, 5.000%, 6/01/40
158,720	Total Florida			167,677,766
	Georgia – 3.0% (1.9% of Total Investments)
5,715	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	6,303,302
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
11,255	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	12,413,590
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	A2 (11)	2,118,760
	12/01/21) – AGM Insured
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	11,113,000
	Project, Series 2019A, 4.000%, 7/01/49
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	17,673,142
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
4,515	3.950%, 12/01/43	6/27 at 100.00	AAA	4,869,473
5,000	4.000%, 12/01/48	6/27 at 100.00	AAA	5,339,400
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	1,349,088
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	4,101,960
	University, Inc Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
10,825	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	11,994,533
	Series 2015A, 5.000%, 7/01/60
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,
	Series 2019A:
8,680	5.000%, 1/01/49	7/28 at 100.00	Baa1	10,249,517
4,000	5.000%, 1/01/59	7/28 at 100.00	Baa1	4,669,640
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,055,590
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	10,848,768
	Series 2015, 5.000%, 10/01/40
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (11)	1,784,522
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
95,395	Total Georgia			105,884,285
	Guam – 0.5% (0.3% of Total Investments)
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,644,180
	5.000%, 11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	BB	865,696
3,200	5.125%, 1/01/42	1/22 at 100.00	BB	3,288,896
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,335	5.000%, 7/01/36	7/27 at 100.00	Baa2	1,549,801
890	5.000%, 7/01/40	7/27 at 100.00	Baa2	1,022,957
3,695	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (11)	4,197,520
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
235	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	Baa2	262,920
	2016, 5.000%, 1/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 4,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	Baa2	$ 5,708,116
	2020A, 5.000%, 1/01/50
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	A2	268,100
16,715	Total Guam			18,808,186
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,222,980
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	5,460,900
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	174,597
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	A1	5,475,874
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			12,334,351
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,559,512
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	13,442,870
1,250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,389,125
	Refunding Series 2016, 5.000%, 9/01/37
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	8,998,535
	Series 2012A, 5.000%, 3/01/47
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	1,055,580
	Series 2014A, 4.125%, 3/01/37
	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep
	Meridian North LLC, Series 2020A:
500	5.000%, 7/01/40, 144A	7/25 at 100.00	N/R	497,490
1,415	5.250%, 7/01/55, 144A	7/25 at 100.00	N/R	1,405,944
28,690	Total Idaho			30,349,056
	Illinois – 23.7% (15.1% of Total Investments)
675	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding	7/23 at 100.00	A2 (11)	758,828
	Series 2013A, 5.000%, 1/01/25 (Pre-refunded 7/01/23)
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	77,135,430
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	1,064,610
	Series 2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues
	Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B1	6,293,338
1,865	5.000%, 12/01/41	12/21 at 100.00	B1	1,879,342
5,205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	B1	5,270,323
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	10,443,468
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	BB–	6,281,844
4,940	5.000%, 12/01/46	12/27 at 100.00	BB–	5,207,847
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	6,401,285
	Refunding Series 2018D, 5.000%, 12/01/46

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	$ 45,854,989
	Series 2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	17,300,531
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	24,208,627
	Series 2017A, 7.000%, 12/01/46, 144A
1,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB–	955,797
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	2,292,462
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien
	Series 2020A:
1,405	4.000%, 12/01/50	12/29 at 100.00	A+	1,511,471
2,585	5.000%, 12/01/55	12/29 at 100.00	A+	3,018,298
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (11)	1,159,400
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,822,005
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	1,069,680
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	22,257,744
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	6,663,523
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,569,650
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	19,268,496
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	1,000,340
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,263,852
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,667,859
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A–	3,423,600
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	10,443,700
	City Colleges, Series 2013, 5.250%, 12/01/43
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College
	District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33 (Pre-refunded 2/01/21)	2/21 at 44.26	AA– (11)	1,105,525
2,000	0.000%, 2/01/34 (Pre-refunded 2/01/21)	2/21 at 41.04	AA– (11)	820,120
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,810,475
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,856,178
3,075	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series	11/20 at 100.00	Baa2	3,083,210
	2000, 5.800%, 6/01/30 – NPFG Insured
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,811,316
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	123,395
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020:
3,835	4.000%, 10/01/50	10/30 at 100.00	BBB+	4,091,600
1,335	4.000%, 10/01/55	10/30 at 100.00	BBB+	1,414,967

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
$ 80	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (11)	$ 96,802
1,755	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (11)	2,123,603
37,840	4.000%, 2/15/41	2/27 at 100.00	Aa2	41,641,028
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	7,191,720
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	AA+	1,670,803
19,025	5.000%, 9/01/42	9/24 at 100.00	AA+	21,078,749
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%,	5/22 at 100.00	A1 (11)	1,843,748
	5/15/43 (Pre-refunded 5/15/22)
4,000	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A,	11/26 at 103.00	N/R	4,158,600
	5.000%, 11/01/49
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	17,717,563
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	Aa2	1,734,825
	2013, 5.000%, 8/15/37
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,577,553
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research
	Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,088,170
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,081,410
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,080,570
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	BBB+	630,941
6,140	5.000%, 8/15/44	8/25 at 100.00	BBB+	6,769,534
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	9,267,597
	8/15/41 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (11)	1,166,882
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (11)	4,566,060
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	22,894,400
	2015A, 5.000%, 10/01/46 (UB) (5)
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	20,664,337
	5.000%, 10/01/51
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	4,066,427
	5.250%, 6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, December Series 2017A:
11,800	5.000%, 12/01/38	12/27 at 100.00	BBB–	12,261,380
1,330	5.000%, 12/01/39	12/27 at 100.00	BBB–	1,378,598
	Illinois State, General Obligation Bonds, February Series 2014:
3,275	5.000%, 2/01/24	No Opt. Call	BBB–	3,509,392
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,635,701
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	7,645,500
5,200	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/29	1/26 at 100.00	BBB–	5,552,560
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	523,214
1,915	5.000%, 5/01/39	5/24 at 100.00	BBB–	1,953,702

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,460	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	$ 4,921,521
13,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/41	11/26 at 100.00	BBB–	13,557,984
31,250	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	33,435,312
2,040	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	2,213,930
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/35	11/29 at 100.00	BBB–	4,910,850
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,399,700
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	11/20 at 100.00	BBB–	2,631,221
1,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	1,234,101
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,081,900
4,140	5.500%, 7/01/38	7/23 at 100.00	BBB–	4,266,560
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,423,200
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	21,893,467
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	A1	12,289,800
	5.000%, 1/01/44
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	1,854,025
	2015-XF0051, 17.207%, 1/01/38, 144A (IF)
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	7,460,014
	Revenue Source Series 2011A, 5.250%, 1/01/37 – AGM Insured
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	17,880,275
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	572,557
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
12,325	4.000%, 6/15/50	12/29 at 100.00	BB+	12,394,020
15,160	5.000%, 6/15/50	12/29 at 100.00	BB+	16,664,327
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BB+	677,358
5,185	5.000%, 6/15/53	12/25 at 100.00	BB+	5,495,115
5,700	5.500%, 6/15/53	12/25 at 100.00	BB+	6,172,587
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BB+	10,583,000
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	17,446,752
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	3,874,400
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	7,130,200
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	16,652,306
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	12,435,116
9,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	4,950,360
465	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	443,094
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	2,050,943
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,520,920
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A,	12/20 at 100.00	A2 (11)	$ 3,916,536
	5.600%, 12/01/35 (Pre-refunded 12/01/20) – AGM Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (11)	8,513,176
	Group, Inc, Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District	No Opt. Call	Baa2	3,779,000
	2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	A2	13,986,309
	AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (11)	771,194
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,500,887
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	6,189,513
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois,
	General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	934,855
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,040,403
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,161,029
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,070,559
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (11)	2,096,280
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (11)	2,307,416
865,281	Total Illinois			848,960,566
	Indiana – 3.0% (1.9% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior
	Series 2017A-1:
500	6.625%, 1/15/34, 144A (4)	1/24 at 104.00	N/R	491,645
675	6.750%, 1/15/43, 144A (4)	1/24 at 104.00	N/R	662,810
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project,	1/24 at 104.00	N/R	1,575,628
	Series 2016, 6.250%, 1/15/43, 144A (4)
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	2,584,111
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	12,679,531
	Project, Series 2014, 5.000%, 10/01/44
10,425	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (11)	11,625,126
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,355,000
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (11)	5,018,650
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	14,354,418
	Series 2011B, 5.000%, 10/01/41
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	20,478,792
	Series 2014A, 5.000%, 10/01/44
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,545,800
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA–	18,273,400
104,740	Total Indiana			108,644,911
	Iowa – 3.1% (2.0% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	A1 (11)	11,135,200
	Series 2013A, 5.250%, 2/15/44 (Pre-refunded 2/15/23)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	$ 11,382,071
	Company Project, Series 2013, 5.250%, 12/01/25
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	B	19,041,170
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	22,435,291
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project,	8/23 at 102.00	N/R	5,882,856
	Series 2018, 5.250%, 8/01/55
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	11/20 at 100.00	B–	8,398,422
2,200	5.500%, 6/01/42	11/20 at 100.00	B–	2,230,118
21,420	5.625%, 6/01/46	11/20 at 100.00	B–	21,713,240
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	8,514,996
	5.600%, 6/01/34
106,265	Total Iowa			110,733,364
	Kansas – 0.3% (0.2% of Total Investments)
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series	5/27 at 100.00	BB+	1,054,630
	2017A, 5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
4,205	5.000%, 9/01/27	9/25 at 100.00	N/R	4,051,602
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,157,232
2,575	6.000%, 9/01/35	9/25 at 100.00	N/R	2,331,765
10,160	Total Kansas			9,595,229
	Kentucky – 1.7% (1.1% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BB+	5,033,597
	2016, 5.500%, 2/01/44
3,770	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington	No Opt. Call	N/R	3,687,098
	Project, Series 2016A, 4.400%, 10/01/24
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	10,980,200
	Health, Refunding Series 2017A, 5.000%, 6/01/37
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,654,755
17,615	5.000%, 1/01/45	7/25 at 100.00	Baa2	18,634,909
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,752,574
8,510	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	9,292,154
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,590,617
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	522,715
56,035	Total Kentucky			60,148,619
	Louisiana – 1.3% (0.8% of Total Investments)
2,765	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,855,830
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (11)	4,369,836
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
$ 135	5.750%, 7/01/25 (ETM) (UB)	No Opt. Call	A2 (11)	$ 168,178
8,435	5.750%, 7/01/25 (UB)	No Opt. Call	A2	9,528,935
5,080	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	5,678,678
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	BBB	10,374,540
	Refunding Series 2017, 0.000%, 10/01/46 (7)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,081,170
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,792,321
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	1,094,440
	4.250%, 6/01/34
3,275	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	6/30 at 100.00	BB–	3,882,250
	2010A, 6.350%, 10/01/40, 144A
43,990	Total Louisiana			46,826,178
	Maine – 1.5% (0.9% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,818,474
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	5,548,427
10,215	4.000%, 7/01/46	7/26 at 100.00	Ba1	10,293,655
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,071,746
1,000	6.950%, 7/01/41	7/21 at 100.00	Ba3	1,022,930
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+	11,010,400
	Issue, Series 2015, 5.000%, 7/01/39
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth
	Issue, Series 2020A:
2,745	4.000%, 7/01/45	7/30 at 100.00	A+	3,079,204
5,000	4.000%, 7/01/50	7/30 at 100.00	A+	5,575,100
6,695	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	6,859,228
	2.800%, 11/15/45
49,685	Total Maine			52,279,164
	Maryland – 1.4% (0.9% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,280	5.000%, 9/01/33	9/27 at 100.00	BB–	1,136,230
3,050	5.000%, 9/01/39	9/27 at 100.00	BB–	2,679,272
4,025	5.000%, 9/01/46	9/27 at 100.00	BB–	3,505,091
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	1,010,990
	2017A, 4.375%, 2/15/39, 144A
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,621,700
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	14,950,748
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	11,149,300
	Health System, Series 2015, 5.000%, 7/01/47
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	1,635,945
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 3,010	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A– (11)	$ 3,242,131
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	2,086,280
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,410,653
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	B–	1,216,973
1,250	4.500%, 11/01/43	11/24 at 103.00	B–	1,131,850
2,650	5.000%, 11/01/47	11/24 at 103.00	B–	2,543,868
49,215	Total Maryland			51,321,031
	Massachusetts – 2.7% (1.7% of Total Investments)
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	B	2,160,049
6,195	5.500%, 7/01/44	7/24 at 100.00	B	5,758,748
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	8,271,012
3,000	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	3,183,210
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	11,541,300
	2018J-2, 5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,221,402
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,181,073
4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	4,157,180
	4.000%, 10/01/46
16,280	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	25,773,682
	Technology, Series 2020P, 5.000%, 7/01/50
900	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	1,018,341
	Issue, Series 2020G, 5.000%, 7/15/46, 144A
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	9,269,820
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	10,786,789
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,967,076
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (11)	5,099,266
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	11/20 at 100.00	AAA	426,692
	Subordinate Series 1999A, 5.750%, 8/01/29
79,015	Total Massachusetts			97,815,640
	Michigan – 2.2% (1.4% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	6,932,992
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,070,349
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (11)	3,232,755
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A	4,842,463
2,550	4.000%, 11/15/36	5/25 at 100.00	A	2,740,817

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
$ 145	5.000%, 12/01/45 (Pre-refunded 6/01/26) (UB) (5)	6/26 at 100.00	N/R (11)	$ 180,667
9,855	5.000%, 12/01/45 (UB)	6/26 at 100.00	AA–	11,391,197
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (11)	10,502
3,240	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (11)	3,406,277
2,705	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	3,074,097
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
1,000	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 100.00	BBB+	1,088,210
	Receipts, Series 2020A-CL-1, 4.000%, 6/01/49
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB+	4,156,080
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series
	2011-II-A:
2,750	5.375%, 10/15/36 (Pre-refunded 10/15/21)	10/21 at 100.00	AA– (11)	2,884,723
8,260	5.375%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	AA– (11)	8,664,657
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (11)	14,881,517
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A–	4,108,202
3,600	5.000%, 12/01/45	12/25 at 100.00	A–	4,147,164
72,155	Total Michigan			79,812,669
	Minnesota – 1.7% (1.1% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	159,728
440	4.000%, 8/01/41	8/26 at 100.00	BB+	448,813
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	2,045,120
	Project, Refunding Series 2015A, 5.000%, 3/01/34
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	1,867,456
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,560	4.250%, 2/15/43	2/28 at 100.00	A–	10,389,999
27,325	4.250%, 2/15/48	2/28 at 100.00	A–	29,471,925
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	1,460,478
	Series 2016A, 5.000%, 7/01/47
2,920	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	2,957,201
	2.700%, 7/01/44
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36 (4)	4/26 at 100.00	N/R	275,400
605	5.000%, 4/01/46 (4)	4/26 at 100.00	N/R	411,400
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	2,700,800
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
145	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	148,876
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc, Series 2015A:
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (11)	3,414,939
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (11)	3,911,546
55,160	Total Minnesota			59,663,681

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.2% (0.1% of Total Investments)
$ 5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2 (11)	$ 6,129,164
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured (ETM)
	Missouri – 2.3% (1.5% of Total Investments)
2,960	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	3,073,338
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	397,856
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,456,662
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	13,414,200
	2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	4,545,131
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,520,710
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,021,483
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,575,128
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,465,145
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,067,120
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,615,379
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	A1	2,338,897
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
6,330	4.000%, 2/15/44	2/29 at 100.00	A1	7,076,434
13,545	4.000%, 2/15/49	2/29 at 100.00	A1	15,031,293
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	1,015,323
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	431,673
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,650	5.000%, 12/01/35	12/25 at 100.00	N/R	1,619,112
455	5.125%, 12/01/45	12/25 at 100.00	N/R	433,101
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	No Opt. Call	A–	5,365,965
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	11,523,398
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
84,885	Total Missouri			83,987,348
	Montana – 0.1% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,186,609
375	5.250%, 5/15/47	5/25 at 102.00	N/R	372,338
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	1/21 at 100.00	A2 (11)	3,026,490
	Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured
4,550	Total Montana			4,585,437

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 1.4% (0.9% of Total Investments)
$ 10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	$ 14,514,425
	Crossover Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	4,752,102
	5.000%, 9/01/32
1,330	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,491,263
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A	2,273,920
2,325	5.000%, 11/01/48	11/25 at 100.00	A	2,602,233
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A (11)	4,192,054
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
2,230	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	2,428,492
	2018C, 3.750%, 9/01/38
9,160	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	9,308,209
	2020A, 2.700%, 9/01/43
6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BB+	7,156,388
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
43,045	Total Nebraska			48,719,086
	Nevada – 1.1% (0.7% of Total Investments)
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	425,900
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
23,605	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	24,700,508
	Bonds, Series 2018B, 4.000%, 7/01/49
3,150	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	A	3,332,227
	2017B, 4.000%, 7/01/36
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	6/21 at 100.00	N/R	978,190
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	536,700
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	4,047,840
	Transportation Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
4,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	618,930
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
3,210	Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Refunding Bonds, Series 2020,	7/30 at 100.00	N/R	3,403,884
	5.000%, 7/01/51 (WI/DD, Settling 11/10/20)
40,375	Total Nevada			38,044,179
	New Hampshire – 0.2% (0.1% of Total Investments)
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	5,053,950
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
1,185	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/25 at 100.00	B	1,170,330
	Project, Refunding Series 2020A, 3.625%, 7/01/43 (Mandatory Put 7/02/40), 144A
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	533,665
	Hanover, Series 2016, 5.000%, 10/01/40
6,685	Total New Hampshire			6,757,945
	New Jersey – 5.6% (3.5% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	40,072,708
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,466,084

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
$ 6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	$ 7,811,243
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	6,056,350
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2015WW:
655	5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R (11)	803,200
11,335	5.250%, 6/15/40	6/25 at 100.00	BBB+	12,390,062
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	615,342
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/20 at 100.00	BB+	1,504,290
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	A1	3,656,954
	Refunding Series 2014A, 5.000%, 7/01/44
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	1,714,221
	Appreciation Series 2010A, 0.000%, 12/15/26
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	2,161,180
	Series 2006A, 5.250%, 12/15/20
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	13,634,400
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	BBB+	21,526,968
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	14,575,082
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,844,946
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	5,679,600
	2019AA, 5.250%, 6/15/43
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	A2	40,707,516
	AGM Insured
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A	256,198
	17.227%, 1/01/43, 144A (IF) (5)
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (11)	1,268,680
	5/01/43 (Pre-refunded 5/01/23)
5,000	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	5,425,650
	Series 2020A, 4.000%, 11/01/50
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	3,512,130
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,859,267
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,617,799
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
184,045	Total New Jersey			200,159,870
	New Mexico – 0.1% (0.0% of Total Investments)
	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement
	Residences Project, Series 2019A:
670	5.000%, 5/15/44	5/26 at 103.00	BB+	702,709
1,200	5.000%, 5/15/49	5/26 at 103.00	BB+	1,252,476
1,870	Total New Mexico			1,955,185
	New York – 6.4% (4.0% of Total Investments)
15,275	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	16,395,574
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	Baa2	$ 2,508,053
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	15,106,295
	2017A, 5.000%, 10/01/47 (UB) (5)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,558,970
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,974,914
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	6,123,320
7,500	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	AA	8,604,525
	Series 2019C, 4.000%, 7/01/49
2,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	2,172,110
	Academy Charter School Project, Refunding Series 2020B, 5.570%, 2/01/41
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	2,849,909
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,269,120
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48
1,270	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,301,001
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (11)	106,507
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,324,399
325	5.750%, 2/15/47	2/21 at 100.00	AA–	329,729
525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (11)	533,279
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (11)	6,221,164
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
3,320	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (11)	3,609,936
6,680	5.000%, 9/01/42	9/22 at 100.00	A2	7,068,108
7,500	Metropolitan Transportation Authority, New York, Series 2020E, 4.000%, 11/15/45 (WI/DD,	11/30 at 100.00	BBB+	7,476,450
	Settling 11/13/20)
7,150	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	7,275,268
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
2,790	5.000%, 11/15/50	5/30 at 100.00	BBB+	3,020,817
3,155	5.250%, 11/15/55	5/30 at 100.00	BBB+	3,483,435
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	5,016,350
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49
2,440	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	No Opt. Call	BBB+	2,582,179
	Green Climate Certified Series 2017C-1, 5.000%, 11/15/24
11,790	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	11,911,201
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
3,585	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	3,678,999
	Community Project, Series 2019, 5.000%, 1/01/50
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	A–	1,113,770
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
15,000	New York City Housing Development Corporation, New York, Sustainable Impact Revenue	2/28 at 100.00	Aa2	15,199,500
	Bonds, Williamsburg Housing Preservation LP, Series 2020A, 2.800%, 2/01/50
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	13,457,298
	General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46 (UB) (5)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 –	11/20 at 100.00	AA	$ 5,018
	FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	29,317,212
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,560	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,443,699
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
3,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	3,579,345
	Certified/Sustainability Series 2019P, 3.050%, 11/01/49
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	6,964,165
	3.750%, 10/01/43
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (11)	6,094,054
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	8,584,969
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,167,904
7,110	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,347,047
212,100	Total New York			227,775,593
	North Carolina – 0.7% (0.4% of Total Investments)
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA (11)	10,749,100
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A2 (11)	5,064,334
	Health, Refunding Series 2012A, 5.000%, 6/01/36 (Pre-refunded 6/01/22)
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	2,268,013
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	7/27 at 100.00	N/R	2,146,711
	Bonds, Aldersgate United Retirement Community Inc, Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	1,874,548
	5.000%, 7/01/54
1,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	BBB	1,816,490
	Series 2019, 4.000%, 1/01/55 – AGM Insured
22,330	Total North Carolina			23,919,196
	North Dakota – 2.1% (1.3% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	10,731,771
	Obligated Group, Series 2018B, 4.250%, 2/15/48
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	7,185,640
6,650	5.000%, 12/01/32	12/21 at 100.00	Baa2	6,801,354
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa2	2,291,472
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	4,952,658
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	1,017,780
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	11,095,000
28,000	5.000%, 6/01/53	6/28 at 100.00	BBB–	30,302,160
545	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds,	No Opt. Call	B	543,474
	Series 2012A, 5.000%, 3/01/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$ 2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	$ 1,115,400
	Project, Series 2013, 7.750%, 9/01/38 (4)
72,450	Total North Dakota			76,036,709
	Ohio – 9.2% (5.9% of Total Investments)
2,235	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/30 at 100.00	Baa2	2,207,644
	Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020, 3.000%, 11/15/40
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	4,361,984
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
2,740	4.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (11)	2,889,796
1,930	5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (11)	2,064,251
3,405	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (11)	3,641,852
70,220	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	9,950,876
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
41,460	3.000%, 6/01/48	6/30 at 100.00	BBB+	39,726,972
7,535	4.000%, 6/01/48	6/30 at 100.00	BBB+	8,173,742
39,825	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	42,639,433
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (11)	10,930,800
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior	1/24 at 104.00	N/R	983,200
	Series 2017A-1, 6.250%, 1/15/34, 144A (4)
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,865,885
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,277,056
3,345	Cleveland Heights-University Heights City School District, Ohio, General Obligation	6/23 at 100.00	A1	3,663,812
	Bonds, School Improvement Series 2014, 5.000%, 12/01/51
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	Baa3	5,660,600
	Series 2018A, 5.250%, 11/15/48
37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	A1	38,702,127
	2014, 4.375%, 12/01/44 (UB) (5)
	Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project,
	Series 2019A:
1,165	4.000%, 9/01/40	9/29 at 100.00	BB+	1,211,239
1,750	4.000%, 9/01/45	9/29 at 100.00	BB+	1,811,355
2,000	5.000%, 9/01/49	9/29 at 100.00	BB+	2,097,140
6,840	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	6,860,383
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	8,204,160
	Improvement Series 2012A, 5.000%, 11/01/42
3,985	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	4,161,575
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (11)	7,080,864
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
$ 390	17.555%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	$ 548,028
1,750	17.676%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	2,464,158
625	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	880,200
1,250	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	1,760,400
1,725	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	2,429,352
2,000	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	AA+ (11)	2,816,640
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (11)	3,054,840
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,645,470
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	8,135,280
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	12,340,920
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	10,625
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,313
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,525
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	20,920,737
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+ (11)	5,505,434
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,501,094
	Convertible Series 2013A-3, 0.000%, 2/15/36 (7)
1,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,012
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,413
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,558,037
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,633,600
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
3,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	2,697,900
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,145,085
870	6.000%, 12/01/42	12/22 at 100.00	BB–	898,693
1,615	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	1/24 at 104.00	N/R	1,587,820
	Series 2016A-1, 6.125%, 1/15/34, 144A (4)
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,389,172
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
390,105	Total Ohio			330,098,744

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.7% (0.4% of Total Investments)
$ 1,090	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (11)	$ 1,160,676
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds,
	Series 2011:
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,540,725
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,030,300
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	6,163,590
10,530	5.500%, 8/15/57	8/28 at 100.00	BB+	12,227,752
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,466,383
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/45
21,750	Total Oklahoma			24,589,426
	Oregon – 0.2% (0.2% of Total Investments)
	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,
	Series 2020A:
500	5.125%, 11/15/40	11/25 at 102.00	N/R	529,465
220	5.250%, 11/15/50	11/25 at 102.00	N/R	232,566
315	5.375%, 11/15/55	11/25 at 102.00	N/R	334,379
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,039,900
800	5.500%, 10/01/49	10/24 at 100.00	N/R	832,432
	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A:
555	5.250%, 4/01/31	4/21 at 100.00	Aa2	565,556
3,445	5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (11)	3,515,588
1,670	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+ (11)	1,729,953
	5.000%, 8/01/36 (Pre-refunded 8/02/21)
8,505	Total Oregon			8,779,839
	Pennsylvania – 6.1% (3.9% of Total Investments)
14,855	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	16,128,371
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	Aa3	3,347,440
	2010, 5.000%, 6/01/40 – AGM Insured
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Baa3	2,645,639
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
13,235	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	13,334,262
3,145	3.500%, 4/01/41 (4)	No Opt. Call	N/R	3,931
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,556
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,550
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,808,125
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21)
21,895	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB+	22,964,133
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
$ 2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	$ 2,679,992
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,990,224
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	12,244,117
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured (UB) (5)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	1,089,920
	Social Ministries Project, Series 2015, 5.000%, 1/01/29
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	8,053,002
	Health System Project, Series 2012A, 5.000%, 6/01/42
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	3,413,970
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,302,075
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
695	5.125%, 12/01/47	12/23 at 100.00	A	773,674
805	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (11)	921,765
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,530	5.250%, 1/15/45	1/25 at 100.00	Ba1	10,998,585
1,200	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,252,152
10,765	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	8,890,275
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
3,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/29 at 100.00	Aa2	3,665,165
	2019-131A, 3.100%, 10/01/44
13,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	16,916,715
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,194,097
	5.000%, 12/01/45
6,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	A1	7,821,399
	5.000%, 12/01/43
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	13,939,860
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	17,030,550
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A,	12/29 at 100.00	A3	5,496,950
	4.000%, 12/01/49
10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	10,895,889
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	11/20 at 100.00	A2	7,066,782
	Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (11)	1,185,750
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (11)	1,056,690
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	5,743,506
	Series 2012B, 4.000%, 1/01/33
209,260	Total Pennsylvania			219,858,111
	Puerto Rico – 3.0% (1.9% of Total Investments)
4,934	Puerto Rico Cofina Class 2 Trust Tax-Exempt Class 2047, 0.000%, 8/01/47 Puerto Rico Urgent	No Opt. Call	N/R	1,369,564
	Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 9,761	Puerto Rico Cofina Class 2 Trust Tax-Exempt Class 2054, Series 2007, 0.000%, 8/01/54	No Opt. Call	N/R	$ 1,874,489
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
	Series 2007 Sr. Bond:
1,727	6.000%, 7/01/38	11/20 at 100.00	CC	1,752,905
9,425	6.000%, 7/01/44	11/20 at 100.00	CC	9,566,375
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,200	5.125%, 7/01/37	7/22 at 100.00	CC	2,271,500
8,040	5.250%, 7/01/42	7/22 at 100.00	CC	8,301,300
8,315	6.000%, 7/01/47	7/22 at 100.00	CC	8,720,356
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	11/20 at 100.00	Baa2	594,112
	5.000%, 7/01/29 – NPFG Insured
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	11/20 at 100.00	A2	1,531,290
950	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	1,028,641
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
3,000	0.000%, 7/01/31	7/28 at 91.88	N/R	2,166,690
9,828	0.000%, 7/01/33	7/28 at 86.06	N/R	6,458,961
255	4.500%, 7/01/34	7/25 at 100.00	N/R	266,985
8,553	0.000%, 7/01/51	7/28 at 30.01	N/R	1,782,189
17,852	4.750%, 7/01/53	7/28 at 100.00	N/R	18,783,339
14,548	5.000%, 7/01/58	7/28 at 100.00	N/R	15,498,712
723	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	750,590
	Cofina Project Series 2019B-2, 4.536%, 7/01/53
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
8,239	4.329%, 7/01/40	7/28 at 100.00	N/R	8,476,118
8,260	4.329%, 7/01/40	7/28 at 100.00	N/R	8,497,723
6,206	4.784%, 7/01/58	7/28 at 100.00	N/R	6,523,995
124,906	Total Puerto Rico			106,215,834
	Rhode Island – 1.5% (0.9% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (11)	1,156,990
	England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
5,650	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond	4/29 at 100.00	AA+	5,821,139
	Program, 2019 Series 71, 3.100%, 10/01/44
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/20 at 15.49	CCC–	45,213,375
	Bonds, Series 2007A, 0.000%, 6/01/52
299,085	Total Rhode Island			52,191,504
	South Carolina – 3.1% (2.0% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	6,299,640
	0.000%, 1/01/31 – AMBAC Insured
2,255	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina,	4/21 at 100.00	A2 (11)	2,301,678
	Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%,
	4/01/44 (Pre-refunded 4/01/21) – AGC Insured
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
890	5.000%, 4/01/49	4/26 at 103.00	BBB–	969,059
1,165	4.000%, 4/01/54	4/26 at 103.00	BBB–	1,158,581
1,630	5.000%, 4/01/54	4/26 at 103.00	BBB–	1,770,571
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Hilton Head Christian Academy, Series 2020:
405	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	375,957
1,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	903,420

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc, Refunding Series 2017B:
$ 1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	$ 976,950
750	5.000%, 5/01/42	5/23 at 104.00	N/R	712,118
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (11)	1,307,675
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
4,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma	5/28 at 100.00	A3	4,581,960
	Health Obligated Group, Series 2018A, 5.000%, 5/01/48
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2015A:
11,170	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	12,624,446
	Improvement Series 2015A, 5.000%, 12/01/50
34,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	38,427,140
	Improvement Series 2015A, 5.000%, 12/01/50 (UB) (5)
8,630	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	12/30 at 100.00	A–	10,695,159
	Improvement Series 2020A, 5.000%, 12/01/43 (WI/DD, Settling 11/05/20)
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	5,611,300
	Series 2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	1,442,245
	2013A, 5.125%, 12/01/43
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	11,548,924
	2014A, 5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Revenue	4/22 at 100.00	A3	10,743,742
	Bonds, Refunding Series 2012A, 5.000%, 4/15/32
102,590	Total South Carolina			112,450,565
	South Dakota – 1.1% (0.7% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	17,420,850
	Refunding Series 2017, 5.000%, 7/01/46
12,400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	13,597,468
	Health, Inc, Series 2020A, 4.000%, 9/01/50
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	4,452,489
	Health, Refunding Series 2017, 5.000%, 9/01/40
4,350	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/21 at 100.00	A1 (11)	4,485,502
	Series 2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/21)
35,515	Total South Dakota			39,956,309
	Tennessee – 0.8% (0.5% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (11)	14,221,638
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	1,992,857
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	2,199,620
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	2,316,993
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,136,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (4)
1,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A,	7/29 at 100.00	AA+	1,016,890
	2.550%, 1/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	$ 6,500,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
33,950	Total Tennessee			30,383,998
	Texas – 11.7% (7.4% of Total Investments)
735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	738,308
	Schools, Series 2016A, 4.375%, 8/15/36
3,580	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,824,979
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
3,045	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,244,996
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	6,478,620
	11/15/45 (UB) (5)
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,569,825
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,340	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	2,448,670
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,145	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,317,432
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
390	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	406,758
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (11)	1,513,380
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (11)	1,716,473
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A:
3,000	5.000%, 1/01/44	1/30 at 100.00	Baa1	3,644,820
3,940	5.000%, 1/01/49	1/30 at 100.00	Baa1	4,755,738
3,335	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E,	1/30 at 100.00	Baa1	4,040,119
	5.000%, 1/01/45 (WI/DD, Settling 11/19/20)
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	15,345,401
	5.000%, 1/01/45
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	6,647,021
	3.375%, 1/01/41
535	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	551,098
	Public Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	777,118
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	695,097
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	4,262,160
	Education Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
605	5.750%, 9/01/28	9/23 at 103.00	N/R	668,543
770	6.500%, 9/01/46	9/23 at 103.00	N/R	848,817
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A	12,178,114
	Improvement Series 2012C, 5.000%, 11/01/45
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R	2,694,182
	2013A, 6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	427,196
	2014A, 5.250%, 9/01/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	$ 1,299,728
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	9,202,675
	Inc Project, Series 2012B, 4.750%, 11/01/42
6,660	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A2	7,593,466
	First Tier Series 2020C, 4.000%, 10/01/49
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (11)	22,886,200
10,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (5)	10/23 at 100.00	AA (11)	11,370,600
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA+ (11)	8,469,748
	Option Bond Trust 2015-XF0228, 17.898%, 11/01/44, 144A (Pre-refunded 10/01/23) (IF) (5)
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	4,854,785
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	AAA	1,765,240
	Tender Option Bond Trust 2016-XG0054, 13.452%, 11/01/41, 144A (Pre-refunded
	11/01/21) (IF) (5)
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	9,388,570
	Trust 2015-XF0074, 14.243%, 8/15/32, 144A (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	A2	1,796,040
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	BBB	6,276,420
	Series 2014A, 5.000%, 11/15/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (11)	1,052,081
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	6,900,302
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc,	8/25 at 100.00	AAA	5,431,650
	Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,803,523
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	4,366,143
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	4,836,175
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (11)	25,502,550
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	6,910,916
	Refunding Series 2012A, 5.000%, 8/01/46
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	1,073,762
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	1,146,740
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,391,996
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,429,969
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,067,694
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,933,084
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,441,896
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,257,946

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	$ 766,106
	Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B	188,124
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,741,007
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	794,400
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State
	University Project, Series 2014A:
1,000	5.000%, 4/01/34 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (11)	1,132,720
2,200	5.000%, 4/01/39 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (11)	2,491,984
1,600	5.000%, 4/01/46 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (11)	1,812,352
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	5,540,554
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/39
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	3,379,197
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (11)	3,521,778
3,910	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (11)	5,758,218
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,619,641
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,295,480
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	636,706
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	1,015,520
	Edward’s University Project, Series 2016, 4.000%, 6/01/41
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	11/21 at 100.00	AA– (11)	2,526,258
	Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3	2,032,671
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	20,369,614
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB) (5)
4,300	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa2	4,472,473
	Bonds, NRG Energy, inc Project, Fixed Rate Series 2012, 4.125%, 12/01/45
4,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	4,454,440
	Series 2018A, 4.250%, 9/01/43
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB+	2,697,900
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB+	2,676,025
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB+	4,652,316
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB+	3,164,686
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
5,810	4.000%, 12/31/36	12/30 at 100.00	BBB–	6,559,955
2,735	4.000%, 6/30/37	12/30 at 100.00	BBB–	3,071,870

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (11)	$ 3,416,648
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A3	6,070,896
10,000	0.000%, 8/15/37	8/24 at 56.94	A3	5,135,900
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	Baa1	5,628,000
31,810	5.000%, 8/15/42	8/24 at 100.00	Baa1	35,539,722
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	8,513,325
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	4,176,392
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	5/21 at 100.00	AA–	1,889,220
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
392,755	Total Texas			417,986,862
	Virgin Islands – 0.1% (0.0% of Total Investments)
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	A2	1,914,047
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	Virginia – 2.3% (1.5% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,236,336
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,119,503
	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Senior
	Lien Series 2020A:
5,000	4.000%, 7/01/60	7/30 at 100.00	AA	5,673,400
5,500	5.000%, 7/01/60	7/30 at 100.00	AA	6,786,450
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,095,496
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
1,810	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A2	1,979,217
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/53 – AGM Insured
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A	3,600,810
	Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A,
	5.000%, 10/01/44
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	15,570,448
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	13,744,830
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	Baa1	12,892,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	2,080,700
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	Ba2	1,027,350
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,030	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	2,116,011
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
69,950	Total Virginia			81,922,751

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.9% (1.2% of Total Investments)
$ 5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	$ 5,857,200
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (5)
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2 (11)	5,799,622
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,913,313
	Services, Tender Option Bond Trust 2015-XF0132, 17.712%, 10/01/44, 144A (IF) (5)
16,550	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center	9/30 at 100.00	A2	19,854,207
	Alliance, Series 2020, 5.000%, 9/01/55
6,565	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	6,976,232
	Series 2012A, 5.000%, 10/01/42
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB	5,577,203
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB	3,725,373
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	19,718,647
	0.000%, 6/01/28 – NPFG Insured (UB) (5)
65,725	Total Washington			69,421,797
	West Virginia – 1.3% (0.8% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,956,145
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	44,213,281
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
42,755	Total West Virginia			46,169,426
	Wisconsin – 4.0% (2.5% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,799,403
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	310,941
1,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	1,737,518
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	506,800
	School, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,523,127
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	5,945,280
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	961,510
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,747,649
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	30,314,817
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,944,528
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,
	Series 2017A:
1,575	5.000%, 12/01/27	No Opt. Call	BBB–	1,721,050
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,028,607
	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health
	Sciences, Series 2020:
1,300	5.000%, 4/01/40, 144A	4/30 at 100.00	BB	1,391,598
4,765	5.000%, 4/01/50, 144A	4/30 at 100.00	BB	5,024,502

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
$ 4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	$ 4,445,280
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,702,512
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	2,693,775
	Refunding Series 2016C, 4.050%, 11/01/30
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (11)	8,745,102
	Care, Inc, Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	7,017,928
	Inc Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
3,495	4.500%, 2/15/40	2/22 at 100.00	A–	3,581,641
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,539,351
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc, Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,496,650
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,559,220
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (11)	1,284,200
	Inc, Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,554,734
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	16,675,051
	Lutheran, Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American	8/24 at 103.00	N/R	954,070
	Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (11)	2,787,050
	Health Care, Inc, Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,039,040
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,561,410
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	1,116,250
	Memorial Hospital, Inc, Series 2014A, 5.000%, 7/01/34
1,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	1,852,645
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc, Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	561,363
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,371,317
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	A	1,065,250
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,631,408
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,832,705
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds,
	Series 2019A:
2,800	3.150%, 11/01/44	11/28 at 100.00	Aa3	2,948,148
4,000	3.200%, 11/01/49	11/28 at 100.00	Aa3	4,200,680
143,260	Total Wisconsin			143,174,110

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.1% (0.0% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
$ 1,000	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (11)	$ 1,055,010
1,000	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (11)	1,060,160
2,000	Total Wyoming			2,115,170
$ 5,917,599	Total Municipal Bonds (cost $5,154,889,505)			5,628,351,128

Shares	Description (1)			Value
	COMMON STOCKS – 0.4% (0.2% of Total Investments)
	Electric Utilities – 0.4% (0.2% of Total Investments)
676,308	Energy Harbor Corp (6), (12), (13)			$ 13,526,160
	Total Common Stocks (cost $15,015,822)			13,526,160
	Total Long-Term Investments (cost $5,169,905,327)			5,641,877,288
	Floating Rate Obligations – (5.3)%			(191,075,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (3.1)% (8)			(111,913,155)
	MuniFund Term Preferred Shares, net of deferred offering costs – (11.3)% (9)			(403,997,740)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (39.4)% (10)			(1,408,052,524)
	Other Assets Less Liabilities – 1.3%			49,516,699
	Net Assets Applicable to Common Shares – 100%			$ 3,576,355,568

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 2.0%.
(9)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.2%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 25.0%.
(11)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(12)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.

(13)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.0% (99.3% of Total Investments)
	Alabama – 1.0% (0.6% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 8,911,230
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
5,250	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	11/20 at 100.00	N/R (12)	5,608,680
	Daughters of Charity National Health System – Providence Hospital and St Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	8,001,477
	5.000%, 9/01/46
19,670	Total Alabama			22,521,387
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	1,104,900
2,950	5.000%, 1/01/33 (AMT)	7/25 at 100.00	Baa2	3,239,218
2,900	5.000%, 1/01/34 (AMT)	7/25 at 100.00	Baa2	3,173,702
70	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	11/20 at 100.00	A1	70,018
	Bonds, Series 2006A, 4.625%, 6/01/23
6,920	Total Alaska			7,587,838
	Arizona – 2.1% (1.3% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,345,305
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	3,198,980
	Project, Refunding Series 2014A, 5.000%, 12/01/39
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,973,127
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,255	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	1,736,350
	Series 2017A, 7.000%, 7/01/41, 144A (4)
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	3,383,425
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	2,079,437
	HonorHealth, Series 2019A, 5.000%, 9/01/42
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27 (AMT)	7/22 at 100.00	A1	424,976
950	5.000%, 7/01/32 (AMT)	7/22 at 100.00	A1	1,008,662
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
335	6.000%, 7/01/33	11/20 at 102.00	BB–	342,136
365	6.000%, 7/01/43	11/20 at 102.00	BB–	372,658
205	6.000%, 7/01/48	11/20 at 102.00	BB–	209,293
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/20 at 102.00	BB–	1,420,636
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,830,168
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	2,192,665
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	620,103
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	$ 2,264,826
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	11/20 at 102.00	BB–	884,151
	Webster Schools Pima Project, Series 2014A, 7.250%, 7/01/39
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+ (12)	3,834,211
	Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	9,676,595
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
43,800	Total Arizona			47,797,704
	California – 22.1% (13.9% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA–	1,966,140
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,830,132
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	537,777
	5.000%, 3/01/41
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	2,126,670
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	3,214,038
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	4,749,938
1,515	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,681,938
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/20 at 100.00	N/R	1,295,155
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,242,662
710	5.000%, 7/01/37	7/23 at 100.00	AA–	781,589
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	875,639
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	2,072,758
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	2,097,000
	Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,194,280
	California, Various Projects Series 2013A, 5.000%, 3/01/38
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/21 at 100.00	A+	4,688,955
	Series 2011A, 5.125%, 10/01/31
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,131,340
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	10,821,400
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	2,458,575
17,155	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	18,564,283
7,335	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	8,070,847
27,545	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	31,149,263
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 527	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	$ 484,665
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)
355	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	327,149
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	7,948,570
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
1,135	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	AA (12)	1,283,027
1,865	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (12)	2,105,492
4,000	Coast Community College District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA+	3,967,840
	Series 2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	A+	2,513,163
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured
1,365	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+ (12)	1,437,563
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (AMT) (ETM)
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,470,203
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	Aa2	5,668,050
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,252,800
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 –
	NPFG Insured
3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	3,124,901
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 –
	NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,766,967
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (6)	No Opt. Call	Baa2	3,024,960
1,560	5.750%, 1/15/46	1/24 at 100.00	Baa2	1,742,411
3,560	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (12)	4,206,994
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,882,454
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	6,678,564
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,828,132
	0.000%, 8/01/32 – FGIC Insured
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	Aa3 (12)	1,041,650
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	9,714,033
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,997,552
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured
8,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,810,091
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	514,310
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa (12)	7,448,227
	6.125%, 7/15/40 (Pre-refunded 7/15/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	$ 2,985,872
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	4,092,500
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,981,125
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	A+	17,094,795
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A–	2,824,828
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 4.500%,
	1/01/27 (AMT)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (12)	2,417,340
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	A1	1,260,370
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
10,000	Milpitas Municipal Financing Authority, California, Wastewater Revenue Bonds, Series	11/29 at 100.00	AA+	11,449,700
	2019, 4.000%, 11/01/49
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A,	10/28 at 100.00	BBB–	2,548,162
	5.000%, 10/01/42, 144A
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (6)	2/28 at 100.00	AA	1,191,813
2,320	0.000%, 8/01/43 (6)	8/35 at 100.00	AA	2,391,178
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	8,443,330
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	4,135,239
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,427,182
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	7,503,646
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,978,064
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	A+	10,465,057
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	5,760,240
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	BBB–	16,928,188
	Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	BBB–	7,115,500
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	1,718,483
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (12)	10,673,593
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (AMT) (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA+ (12)	2,561,400
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,042,616
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A2	2,944,736
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	221,841
	Series 2013A, 5.750%, 6/01/44

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	BBB+	$ 2,609,646
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	3,707,514
	2011, 7.500%, 12/01/41
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	183,696
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
3,000	San Diego Community College District, California, General Obligation Bonds, Tender	8/21 at 100.00	Aaa	3,324,630
	Option Bond Trust 2016-XG0053, 13.665%, 8/01/41, 144A (Pre-refunded 8/01/21) (IF) (7)
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A	58,486,539
	International Airport, Second Series 2018D, 5.000%, 5/01/48 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019A:
1,000	5.000%, 5/01/44 (AMT)	5/29 at 100.00	A	1,185,360
22,975	5.000%, 5/01/49 (AMT)	5/29 at 100.00	A	27,045,481
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,975,292
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB	7,290,414
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB	3,458,936
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,910,027
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
9,750	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	AA–	11,270,318
	Election of 2014 Series 2018B, 4.000%, 8/01/43
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	A3	1,831,046
	Refunding Series 2015, 0.000%, 8/01/45
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	6,261,336
	2018, 4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	11/20 at 42.32	N/R	3,161,325
37,555	0.000%, 6/01/47	11/20 at 22.55	N/R	8,433,726
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	AA–	2,079,514
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	AA–	1,678,212
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,
	Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured (6)	8/31 at 100.00	AA	4,456,323
3,900	5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	AA (12)	4,058,808
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (12)	3,113,790
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
501,577	Total California			501,468,878
	Colorado – 6.3% (4.0% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation	12/20 at 100.00	Aa2 (12)	1,255,900
	Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	1,788,135
	2015, 5.000%, 12/01/35 – BAM Insured
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	N/R	1,259,761
	Series 2016A, 5.500%, 12/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
$ 775	6.000%, 12/01/37	12/22 at 103.00	N/R	$ 808,635
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,422,985
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation	12/22 at 103.00	N/R	715,407
	and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R (12)	516,830
	Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	795,741
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,259,681
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	678,900
	Refunding Series 2013A, 6.000%, 12/01/38
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	1,021,530
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	11/20 at 100.00	AA–	1,001,510
	Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (12)	10,306,027
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	2,190,380
	Colorado Project, Series 2013A, 5.000%, 12/01/36
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
4,000	5.000%, 8/01/37	8/29 at 100.00	BBB+	4,859,640
8,335	5.000%, 8/01/38	8/29 at 100.00	BBB+	10,094,685
6,500	5.000%, 8/01/39	8/29 at 100.00	BBB+	7,848,555
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	2,066,040
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (12)	664,765
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	N/R (12)	4,424,304
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	2,222,291
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	Aa2	2,528,595
	5.000%, 11/15/38
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds,	12/20 at 100.00	BBB+ (12)	1,003,820
	Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General	12/20 at 103.00	N/R	516,940
	Obligation Bonds, Series 2006, 5.250%, 12/01/30
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (12)	2,409,440
	11/15/32 (Pre-refunded 11/15/22)
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,217,642
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
835	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	859,006
1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,347,662
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	A	5,789,400
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	8,307,755
	9/01/26 – NPFG Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$ 7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	$ 6,557,552
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	9,103,665
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,941,600
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	491,739
180	5.250%, 12/01/34	12/22 at 100.00	N/R	184,250
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	512,070
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
922	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	936,356
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,171,834
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,028,900
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	779,309
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,622,643
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	6,242,976
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding	12/21 at 100.00	A– (12)	1,049,080
	Bonds, Series 2011A, 5.000%, 12/01/41 (Pre-refunded 12/01/21)
825	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	858,924
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
4,310	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/24 at 103.00	N/R	4,543,386
	Series 2019, 5.000%, 12/01/39
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	2,144,441
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	A2 (12)	3,028,839
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	513,950
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	11/20 at 100.00	Baa3	4,362,839
2,365	6.000%, 1/15/41	11/20 at 100.00	Baa3	2,369,257
1,006	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	1,030,838
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	541,475
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
640	Thompson Crossing Metropolitan District 6, Johnstown, Larimer County, Colorado, General	12/20 at 103.00	N/R	658,387
	Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	57,527
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	110,110
	Refunding Series 2016, 5.250%, 12/01/40
145,088	Total Colorado			144,023,909
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A (12)	1,546,215
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	$ 5,779,400
	Credit Group, Series 2016CT, 5.000%, 12/01/45
6,500	Total Connecticut			7,325,615
	Florida – 7.4% (4.7% of Total Investments)
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,057,019
865	5.000%, 9/01/45	9/23 at 100.00	BBB	908,086
625	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	683,081
	Series 2016A, 5.375%, 11/01/36
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	691,414
	Bonds, Series 2016, 4.700%, 5/01/36
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000,	10/20 at 100.00	Caa3	3,430,000
	7.500%, 11/01/20 (AMT)
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,622,139
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	3,006,360
	Project, Series 2015A, 5.000%, 7/01/50
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
120	5.250%, 11/01/37	11/28 at 100.00	N/R	131,312
155	5.600%, 11/01/46	11/28 at 100.00	N/R	171,394
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	584,443
615	5.300%, 5/01/36	5/26 at 100.00	N/R	647,577
955	5.500%, 5/01/45	5/26 at 100.00	N/R	1,012,290
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,382,608
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,203,241
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,608,986
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,112,775
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,486,996
2,475	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,687,578
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,537,781
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc, Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	982,890
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,526,967
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	1,004,454
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	618,442
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	127,879
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/40, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
30,000	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/20 at 104.00	N/R	26,087,100
10,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	8,585,600
10,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	8,568,100

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1 (12)	$ 1,127,291
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31 (Pre-refunded 4/01/21)
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	332,054
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
14,505	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series	10/29 at 100.00	AA–	16,092,572
	2019A, 4.000%, 10/01/44 (AMT)
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	5,719,400
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	16,485,538
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A	1,960,140
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (AMT)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	BBB+	5,178,350
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,679,389
	2012B, 5.000%, 10/01/37
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (12)	7,683,982
	10/01/42 (Pre-refunded 10/01/22)
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,389,866
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2 (12)	2,328,533
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B,	10/24 at 100.00	Aa2	2,700,544
	5.000%, 10/01/46
13,080	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	14,552,154
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	92,715
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,745	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	1,742,836
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	574,931
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
160	4.750%, 11/01/28	11/27 at 100.00	N/R	168,219
265	5.375%, 11/01/36	11/27 at 100.00	N/R	284,199
375	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	392,040
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
120	4.350%, 5/01/26	No Opt. Call	N/R	125,359
100	4.875%, 5/01/35	5/26 at 100.00	N/R	107,113
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,482,935
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,481,665
	5.000%, 11/15/33
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	66,786
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/20 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (4)
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	268,901
	Series 2015-1, 0.000%, 5/01/40 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	$ 126,421
	Series 2015-2, 0.000%, 5/01/40 (6)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (4)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	326,478
	Series 2016A-1, 5.375%, 11/01/37
166,635	Total Florida			167,936,926
	Georgia – 1.5% (0.9% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	2,982,676
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	15,121,650
3,010	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	3,172,871
	FGIC Insured
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	870,391
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
1,070	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,250,680
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,076,470
	University, Inc Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
2,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	6/24 at 100.00	Baa1	2,827,495
	Power Company – Scherer Plant, First Series 1995, 2.250%, 7/01/25
4,010	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	4,443,241
	Series 2015A, 5.000%, 7/01/60
32,405	Total Georgia			33,745,474
	Guam – 0.0% (0.0% of Total Investments)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (12)	920,160
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hawaii – 0.2% (0.1% of Total Investments)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	3,276,540
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,211,590
	University, Series 2013A, 6.625%, 7/01/33
4,175	Total Hawaii			4,488,130
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,305,777
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	641,214
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,946,991
	Illinois – 30.4% (19.1% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	57,448,000
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B1	1,013,420
	Series 2011A, 5.500%, 12/01/39
8,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	B1	8,714,965
	Refunding Series 2012B, 5.000%, 12/01/33
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	10,443,468
	Refunding Series 2017B, 7.000%, 12/01/42, 144A

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
$ 1,800	7.000%, 12/01/26	12/25 at 100.00	BB–	$ 2,184,516
51,780	7.000%, 12/01/44	12/25 at 100.00	BB–	61,029,979
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	7,676,057
	Series 2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	BB–	379,670
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	1,446,963
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	BB–	1,254,262
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	BB–	2,096,719
8,565	0.000%, 12/01/31 – NPFG Insured	No Opt. Call	BB–	5,824,971
2,430	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	2,868,736
	Series 2020A, 5.000%, 12/01/45
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (12)	4,532,200
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
15,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	16,973,400
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	20,002,106
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	5,428,340
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	9,332,167
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	Ba1	707,433
	2002B, 5.500%, 1/01/31
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,742,324
	5.000%, 1/01/35
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	29,655,207
	6.000%, 1/01/38
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	2,076,420
	5.500%, 1/01/40
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	4,931,676
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	Ba1	553,041
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	10,571,996
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	6,107,577
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	785,877
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	A2	1,271,175
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,045,180
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	10,189,158
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (12)	5,957,497
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal	6/22 at 100.00	A2	3,291,409
	Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A,	11/20 at 100.00	A2	25,437,676
	5.250%, 11/15/33
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	853,488
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network,
	Refunding and Improvement Series 2011A:
$ 1,300	6.875%, 10/01/31	10/21 at 100.00	BB+	$ 1,344,304
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,613,357
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	2,875,571
	5.000%, 12/01/37
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%,	4/21 at 100.00	A (12)	5,339,851
	10/01/27 (Pre-refunded 4/01/21)
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	Baa2	909,490
	Series 2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (12)	5,340,925
	5/15/43 (Pre-refunded 5/15/22)
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	23,963,400
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	454,475
905	6.000%, 7/01/43	7/23 at 100.00	A–	994,903
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	BBB+	1,157,656
	Refunding Series 2015C, 5.000%, 8/15/44
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (12)	2,536,700
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (7)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,434,160
	2015A, 5.000%, 10/01/46 (UB) (7)
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	4,267,354
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	6,296,438
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,100,200
	Illinois State, General Obligation Bonds, February Series 2014:
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB–	4,296,226
2,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	2,295,018
2,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,534,494
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	6,116,400
1,785	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	1,969,712
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	3,229,952
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	3,109,200
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,471,304
5,795	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB–	6,200,244
3,800	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	4,123,988
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	5,470,100
5,350	Illinois State, General Obligation Bonds, Refunding April Series 2019B, 5.125%, 9/01/26	No Opt. Call	BBB–	5,881,415
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	28,046,963
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	7,845,805
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	3,187,976
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	744,268
	2015-XF0051, 17.207%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,436,550
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,
	General Obligation Bonds, Series 2003:
$ 570	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	N/R	$ 569,230
745	0.000%, 1/01/21 (ETM)	No Opt. Call	N/R (12)	744,613
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	14,124,662
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	2,554,325
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	5,725,566
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
15,000	4.000%, 6/15/50	12/29 at 100.00	BB+	15,084,000
7,945	5.000%, 6/15/50	12/29 at 100.00	BB+	8,733,382
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BB+	5,416,522
2,455	5.000%, 6/15/53	12/25 at 100.00	BB+	2,601,834
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BB+	19,913,850
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
145	5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (12)	171,734
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB	3,077,364
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2 (12)	1,161,633
	Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured (ETM)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (12)	2,402,581
7,305	5.700%, 6/15/24	6/22 at 101.00	BB+	7,803,493
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BB+	6,127,884
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BB+	5,160,841
450	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	275,441
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	7,489,000
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	6,226,400
11,505	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	6,455,571
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	33,489,950
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BB+	18,335,280
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,708,112
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	504,821
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	418,828
780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	801,575
	Series 2010, 5.250%, 6/01/21
965	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	965,000
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
11,690	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/28 at 100.00	AA–	13,487,571
	2018A, 5.000%, 1/01/37
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	Caa2	3,438,841
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	1,753,768
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	10,908,598
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
783,580	Total Illinois			689,047,742

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.6% (2.2% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
$ 1,950	0.000%, 2/01/24	No Opt. Call	Aa3	$ 1,886,644
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,576,269
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	4,306,852
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	706,194
	Project, Refunding Series 2012B, 5.000%, 2/01/29
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	11/20 at 100.00	B	1,051,585
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	Caa2	1,108,722
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (12)	2,023,943
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	Baa3	9,781,368
	5.000%, 10/01/44
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
5,380	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	5,707,588
5,100	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	5,399,829
5,370	5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	5,713,573
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	6,929,006
	Series 2011B, 5.000%, 10/01/41
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	A+	14,814,930
	First Lien Series 2014A, 5.000%, 10/01/44
5,100	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project	1/30 at 100.00	A	6,172,836
	Revenue Bonds, Series 2019I-1, 5.000%, 1/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA–	9,545,800
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	1,021,350
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,316,675
	Series 2013, 7.250%, 11/01/43 (AMT)
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	930,704
	2013, 7.000%, 1/01/44 (AMT)
76,860	Total Indiana			80,993,868
	Iowa – 1.2% (0.8% of Total Investments)
1,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	1,336,249
	Company Project, Series 2013, 5.250%, 12/01/25
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	B	1,530,373
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	1,779,375
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	1,668,582
	of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (12)	2,152,985
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	11/20 at 100.00	B–	6,512,958
525	5.500%, 6/01/42	11/20 at 100.00	B–	532,187
5,045	5.625%, 6/01/46	11/20 at 100.00	B–	5,114,066
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	6,680,217
	5.600%, 6/01/34
26,550	Total Iowa			27,306,992

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.3% (0.2% of Total Investments)
	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation
	Bonds, Series 2011A:
$ 2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	$ 2,076,800
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,038,400
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	2,125,640
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series	12/20 at 100.00	A3 (12)	1,490,480
	2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)
370	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/20 at 100.00	BBB	369,985
	Park Mall Project, Series 2010, 5.900%, 4/01/32
6,855	Total Kansas			7,101,305
	Kentucky – 2.5% (1.5% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center,
	Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,566,800
435	5.500%, 2/01/44	2/26 at 100.00	BB+	479,653
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	463,210
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,055,870
19,575	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	23,010,217
	Series 2019A-2, 5.000%, 8/01/49
5,070	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	5,363,553
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	1,455,203
2,295	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	2,505,933
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,338,535
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	669,729
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	5,518,746
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project,
	Improvement and Refunding Series 2011:
500	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (12)	509,770
4,500	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (12)	4,587,930
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	225,159
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
50,770	Total Kentucky			55,750,308
	Louisiana – 1.5% (0.9% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	N/R (12)	2,079,500
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)
5,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic	5/27 at 100.00	A3	5,803,050
	Foundation Project, Refunding Series 2017, 5.000%, 5/15/46
6,625	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	6,916,169
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (12)	12,112
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,627,770

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (12)	$ 4,577,972
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	1,113,011
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,398,602
	2013A, 5.000%, 7/01/36
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	5,654,523
	Project, Series 2015B, 5.000%, 1/01/45 (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	2,862,259
	5.000%, 6/01/44
30,465	Total Louisiana			33,044,968
	Maine – 0.5% (0.3% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	5,300,485
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,273,297
	Issue, Series 2018A, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	2,044,860
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,071,746
10,765	Total Maine			11,690,388
	Maryland – 0.5% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/20 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 0.000%, 12/01/31 (4)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	8,022,763
	Healthcare, Series 2016A, 5.500%, 1/01/46
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	11/20 at 100.00	A	555,272
	Retirement Community, Series 2007, 4.750%, 7/01/34
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,181,260
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	372,079
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
12,055	Total Maryland			12,331,374
	Massachusetts – 1.6% (1.0% of Total Investments)
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	523,953
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	1,601,402
	4.500%, 1/01/45
20,450	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/24 at 100.00	A	20,669,224
	2016J, 3.500%, 7/01/33 (AMT)
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	BBB+ (12)	412,928
	2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (12)	5,099,266
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A–	7,344,115
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
34,585	Total Massachusetts			35,650,888

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.1% (1.3% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
$ 840	6.000%, 10/01/33	10/23 at 100.00	N/R	$ 850,433
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,252,225
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	18,942,600
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (12)	2,090,190
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	11/20 at 100.00	A2	5,015
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,769,320
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	11/20 at 100.00	A2	5,016
	5.000%, 7/01/36 – FGIC Insured
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%,	7/21 at 100.00	A1 (12)	2,066,960
	7/01/41 (Pre-refunded 7/01/21)
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	A1	2,188,520
	Healthcare, Series 2014A, 5.000%, 7/01/47
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA– (12)	3,705,765
	5.500%, 7/01/41 (Pre-refunded 7/01/21)
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,135,690
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (12)	21,004
4,980	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (12)	5,235,574
1,350	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	1,534,208
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA– (12)	2,360,227
	2011-I-A, 5.375%, 10/15/41 (Pre-refunded 10/15/21)
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	2,144,000
	County Airport, Series 2012A, 5.000%, 12/01/37
41,210	Total Michigan			47,306,747
	Minnesota – 0.8% (0.5% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	735,112
	Project, Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,589,265
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	832,826
	Series 2016A, 5.000%, 7/01/36
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	853,042
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,590,960
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	6,005,628
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	11/20 at 100.00	N/R	4,252,890
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			18,859,723

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 3.8% (2.4% of Total Investments)
$ 1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	AA– (12)	$ 1,526,980
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	(Pre-refunded 10/01/22)
1,085	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	Ba1	1,205,652
	Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
655	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	11/20 at 100.00	A–	656,375
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
19,950	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A–	22,961,253
13,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A–	14,860,820
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	129,375
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	10,416,138
	2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue	2/28 at 100.00	N/R	670,657
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	4/22 at 100.00	AA–	1,057,130
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,430	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,423,894
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,678,669
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,577,610
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,755,344
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,968,245
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	696,528
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	560,530
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	54,194
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,496,389
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	A+	2,207,720
	Mercy Health, Series 2014F, 5.000%, 11/15/45
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+ (12)	2,623,275
	University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,310,343
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,129,619
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	458,320
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	441,576
130	5.125%, 12/01/45	12/25 at 100.00	N/R	123,743
925	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	Ba1	1,015,289
	Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	$ 615,839
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
80,770	Total Missouri			85,621,507
	Nebraska – 0.6% (0.4% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	650,325
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	A–	2,165,325
3,000	5.000%, 5/15/36	5/24 at 100.00	A–	3,281,160
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
4,070	5.000%, 11/01/45	11/25 at 100.00	A	4,563,488
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,361,596
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A (12)	522,700
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
12,190	Total Nebraska			13,544,594
	Nevada – 0.7% (0.4% of Total Investments)
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA	10,229,200
	2011C, 5.000%, 6/01/38
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA	4,611,280
	2015, 5.000%, 6/01/39
14,000	Total Nevada			14,840,480
	New Jersey – 5.5% (3.4% of Total Investments)
520	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	Ba1	543,145
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB+	1,212,948
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	20,461,010
	Refunding Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,114,410
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	11,051,400
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	2,244,880
	2017DDD, 5.000%, 6/15/35
15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	16,725,984
	2018EEE, 5.000%, 6/15/48
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	3,092,426
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	BBB+	1,176,638
	Series 2013D, 5.000%, 7/01/33
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	615,342
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	445,549
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
$ 3,130	0.000%, 12/15/28	No Opt. Call	BBB+	$ 2,466,565
3,000	0.000%, 12/15/31	No Opt. Call	BBB+	2,084,010
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	8,094,750
610	0.000%, 12/15/34	No Opt. Call	BBB+	372,856
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	1,150,125
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	6,817,200
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	11,208,746
	2008A, 0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	7,297,200
	2009A, 0.000%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	BBB+	5,515,800
	2009C, 5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	6,776,110
	2015AA, 5.000%, 6/15/45
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,840,120
	Bonds, Series 2018A, 5.000%, 6/01/46
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	11,317,500
	Bonds, Series 2018B, 5.000%, 6/01/46
141,425	Total New Jersey			123,624,714
	New Mexico – 0.4% (0.3% of Total Investments)
4,185	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	5,105,575
	Healthcare Services, Series 2019A, 5.000%, 8/01/44
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	11/20 at 103.00	N/R	4,220,504
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
8,365	Total New Mexico			9,326,079
	New York – 17.4% (10.9% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	12/20 at 100.00	BB	1,756,895
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	Ba1	1,249,126
12,020	0.000%, 7/15/46	No Opt. Call	Ba1	4,007,468
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	509,238
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	207,840
	of New York, Series 2014, 5.000%, 11/01/39
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	3,476,602
	Series 2015A, 5.000%, 7/01/50
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	15,061,106
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	Aa2	4,745,125
	General Purpose Series 2011C, 5.000%, 3/15/41
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/20 at 15.70	N/R	8,930,760
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (12)	273,875
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	5,965,451
800	5.750%, 2/15/47	2/21 at 100.00	AA–	811,640
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (12)	1,320,501

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	$ 3,424,710
	2014A, 5.000%, 9/01/39
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A2 (12)	1,228,872
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
1,990	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (12)	2,163,787
4,010	5.000%, 9/01/42	9/22 at 100.00	A2	4,242,981
6,280	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	BBB+	6,933,748
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
4,210	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	BBB+	4,470,725
	Green Series 2016B, 5.000%, 11/15/34
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	BBB+	1,050,280
	Series 2015F, 5.000%, 11/15/35
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	BBB+	5,415,050
	Series 2017D, 5.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (12)	299,145
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB+ (12)	488,078
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	2,563,275
	2013A, 5.000%, 11/15/38
6,095	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	BBB+	6,277,911
	2013D, 5.000%, 11/15/38
16,290	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	11/20 at 100.00	BB+	15,833,065
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
1,480	5.375%, 6/15/43	12/20 at 100.00	AA+	1,488,984
2,895	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (12)	2,912,573
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	5,588,660
	General Resolution Revenue Bonds, Fiscal 2020 Series FF, 5.000%, 6/15/41
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
11,000	4.000%, 6/15/50	6/30 at 100.00	AA+	12,592,360
9,925	5.000%, 6/15/50	6/30 at 100.00	AA+	12,397,417
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	Aa3	5,990,500
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	Aa3	5,451,476
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	11,069,000
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
19,305	New York City Municipal Water Finance Authority, Water and Sewer System Second General	12/29 at 100.00	AA+	23,912,910
	Resolution Revenue Bonds, Fiscal 2020 Series BB-1, 5.000%, 6/15/49
63,090	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	64,638,229
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	5,399,056
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	1,945,099
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,100,380
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,140,220

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	$ 5,719,000
	Series 2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,800	4.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	1,849,122
10,680	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	11,478,971
16,810	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	18,005,191
29,150	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	31,421,659
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
2,565	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B–	2,575,183
16,200	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B–	16,138,602
4,825	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	4,973,079
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
4,350	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	4,708,397
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/31 (AMT)
2,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	BB+	2,293,725
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35 (AMT)
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	A+	11,793,400
	Series 2017, 5.250%, 10/15/57
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	11/20 at 100.00	BBB	6,143,057
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB	3,444,029
795	6.000%, 12/01/42	12/20 at 100.00	BBB	798,236
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,842,200
	Refunding Series 2015A, 5.000%, 11/15/50
6,945	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/30 at 100.00	AA–	8,578,533
	Tunnels, Series 2020A, 5.000%, 11/15/49
449,615	Total New York			394,096,502
	North Carolina – 0.2% (0.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	3,506,052
	Refunding Series 2012A, 5.000%, 10/01/31
	North Dakota – 2.3% (1.5% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (12)	1,029,120
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding
	Series 2011:
1,500	6.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (12)	1,583,445
2,190	6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (12)	2,317,239
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa2	3,079,560
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa2	1,917,675
39,670	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	42,931,667
	2017C, 5.000%, 6/01/53
49,235	Total North Dakota			52,858,706

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.0% (1.9% of Total Investments)
$ 800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	A+ (12)	$ 855,648
	Refunding and Improvement Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)
8,015	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	8,694,432
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,305	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	21,739,954
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2 (12)	6,085,998
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (12)	4,886,685
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC	9,747
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
6,945	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series	1/30 at 100.00	A	8,353,377
	2020A, 5.000%, 1/15/50
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	2,179,980
	Series 2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	Caa2	316,064
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	13,450,125
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,518,750
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
68,670	Total Ohio			69,095,760
	Oklahoma – 2.6% (1.6% of Total Investments)
1,555	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (12)	1,655,826
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	BB+	4,091,425
11,870	5.250%, 8/15/48	8/28 at 100.00	BB+	13,714,717
10,570	5.500%, 8/15/52	8/28 at 100.00	BB+	12,315,530
21,360	5.500%, 8/15/57	8/28 at 100.00	BB+	24,803,873
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	2,265,370
	5.375%, 6/01/33 (AMT)
50,925	Total Oklahoma			58,846,741
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	1,297,686
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 5.4% (3.4% of Total Investments)
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	Caa2	342,532
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Baa3	1,411,354
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	10,729,875
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 40,981
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
23,670	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	BB+	24,825,806
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	3,640,949
	Settlement, Series 2018, 5.000%, 6/01/35
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	2,214,680
	Social Ministries Project, Series 2015, 5.000%, 1/01/38
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	A1	7,436,530
	Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45
22,875	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	4/30 at 100.00	A1	26,219,096
	Geisinger Health System, Series 2020A, 4.000%, 4/01/39
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Ba1	6,540,416
3,535	5.250%, 1/15/45	1/25 at 100.00	Ba1	3,692,307
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	11/20 at 100.00	N/R	551,431
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23
672	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	168,002
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 1.250%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	4,242,096
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	9,703,737
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,227,515
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (12)	316,298
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A (12)	1,440,970
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	A2 (12)	5,403,785
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	6,407,177
	5.000%, 12/01/45
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	3,611,930
	5.000%, 12/01/46
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
220	5.000%, 11/15/21	No Opt. Call	BB+	220,282
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,221,015
149,848	Total Pennsylvania			121,608,764
	Puerto Rico – 3.9% (2.5% of Total Investments)
1,805	Puerto Rico Cofina Class 2 Trust Tax-Exempt Class 2054 Unit Exchanged From Cusip	No Opt. Call	N/R	346,560
	74529JAP0, 0.000%, 8/01/54
3,325	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	11/20 at 100.00	CC	3,374,875
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,800	5.500%, 7/01/28	7/22 at 100.00	CC	1,887,750
6,640	5.750%, 7/01/37	7/22 at 100.00	CC	6,930,500
5,425	6.000%, 7/01/47	7/22 at 100.00	CC	5,689,469
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	236,717
	5.500%, 7/01/29 – AMBAC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
$ 10,685	0.000%, 7/01/46	7/28 at 41.38	N/R	$ 3,087,431
62,339	5.000%, 7/01/58	7/28 at 100.00	N/R	66,412,853
493	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	511,813
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
92,727	Total Puerto Rico			88,477,968
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/20 at 15.49	CCC–	3,334,938
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 2.9% (1.9% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding	No Opt. Call	A–	5,048,200
	Series 1991, 6.250%, 1/01/21 – FGIC Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,199,931
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	18,394,249
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	4,655,332
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	11,302,100
	Improvement Series 2015A, 5.000%, 12/01/50
7,110	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	12/30 at 100.00	A–	8,098,930
	Improvement Series 2020A, 4.000%, 12/01/40 (WI/DD, Settling 11/05/20)
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	7,846,631
	Series 2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	10,280,058
	2014A, 5.500%, 12/01/54
66,545	Total South Carolina			66,825,431
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	5,002,430
	Series 2014B, 5.000%, 11/01/44
	Tennessee – 1.2% (0.8% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (12)	9,804,603
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	4,338,120
	CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
1,665	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	1,970,228
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa3	2,559,058
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	1,524,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/37, 144A (4)
5,830	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate	7/30 at 100.00	A2	6,874,211
	Series 2019A, 5.000%, 7/01/54
25,320	Total Tennessee			27,070,220
	Texas – 15.5% (9.7% of Total Investments)
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	182,569
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	141,023
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	822,411

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	$ 497,228
	Schools, Series 2016A, 4.375%, 8/15/36
900	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	961,587
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
765	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	815,245
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,430,662
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,500,721
1,030	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,077,833
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,815	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,890,504
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (12)	3,280,192
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (12)	2,726,163
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	Baa1	2,257,460
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa1	4,064,821
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	606,732
520	6.500%, 9/01/46	9/23 at 103.00	N/R	573,227
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (12)	4,535,055
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	4,259,600
	2013C, 5.000%, 11/01/38 (AMT)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A	2,698,176
	Improvement Series 2012C, 5.000%, 11/01/45
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,035,640
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	2,485,981
	Series 2013A, 5.125%, 10/01/43
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (12)	19,453,270
	Lien Series 2013B, 5.250%, 10/01/51 (Pre-refunded 10/01/23)
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,378,833
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA+ (12)	1,765,176
	Option Bond Trust 2015-XF0228, 17.898%, 11/01/44, 144A (Pre-refunded 10/01/23) (IF) (7)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	11/20 at 100.00	B3	10,005,000
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,970,541
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	129,493
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	245,859
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	395,450
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	749,640
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	919,698
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	950,532

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	BB+	$ 2,805,190
	0.000%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	BB	2,108,984
	0.000%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	A2	15,991,425
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series	7/22 at 100.00	A (12)	4,138,921
	2012A, 5.000%, 7/01/32 (Pre-refunded 7/01/22) (AMT)
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc	7/25 at 100.00	B	2,021,000
	Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	B	240,565
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
2,845	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB–	2,983,182
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
3,750	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB–	3,932,025
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
10,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (12)	10,493,100
	11/15/40 (Pre-refunded 11/15/21)
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/30 at 100.00	Aa2	5,924,900
	2020C, 4.000%, 11/15/43
5,335	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2019A,	3/29 at 100.00	Aa3	6,872,013
	5.000%, 3/01/32
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	23,755,537
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	3,890,750
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	4,316,832
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AA+ (12)	7,763,640
	2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (12)	11,251,125
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	809,122
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	3,178,285
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,776,075
	Series 2011A, 7.250%, 4/01/36
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	3,137,112
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	9,144,693
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	1,086,852
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4), (5)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B	134,375
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	547,361
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (12)	8,607,281
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (12)	13,445,660

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
$ 2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	A1	$ 3,048,141
7,000	6.500%, 1/01/43	1/25 at 100.00	A+	8,410,500
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	9,055,600
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A+	3,086,656
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,554,270
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	9,094,990
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,547,238
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,153,450
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,691,450
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	1,644,182
	2014A, 5.000%, 2/01/34
1,680	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	1,967,482
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	BBB+	2,691,125
4,835	5.000%, 12/15/28	12/22 at 100.00	BBB+	5,189,696
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB+	14,166,876
435	5.000%, 12/15/32	12/22 at 100.00	BBB+	462,736
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,278,260
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 7.000%,
	12/31/38 (AMT)
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (12)	5,808,301
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
13,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/30 at 100.00	A3	16,580,070
	First Tier Series 2020A, 5.000%, 8/15/39
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	Baa1	4,543,920
1,875	5.000%, 8/15/37	8/24 at 100.00	Baa1	2,110,500
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
300	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (12)	299,295
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A3	1,014,431
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A3	3,417,048
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	5,856,400
	Trust Series 2017A, 4.000%, 10/15/37
2,400	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	11/20 at 100.00	N/R (12)	2,421,048
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
374,780	Total Texas			351,255,992
	Utah – 0.3% (0.2% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	1,626,456
	Senior Series 2017A, 8.000%, 12/01/39 (AMT), 144A (4)
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A2	3,466,860
	7/01/48 (AMT)
1,555	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	11/20 at 100.00	BB	1,557,877
	School, Series 2010A, 6.375%, 7/15/40
6,585	Total Utah			6,651,193

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.2% (0.8% of Total Investments)
$ 540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	$ 557,172
	Series 2015, 5.600%, 3/01/45, 144A
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (12)	1,964,322
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
10,935	Metropolitan Washington DC Airports Authority, Virginia, Airport System Revenue Bonds,	10/27 at 100.00	A+	12,680,117
	Refunding Series 2017, 5.000%, 10/01/47 (AMT)
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB–	1,871,305
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB–	1,976,912
4,480	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	4,769,677
3,810	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	3,978,707
25,260	Total Virginia			27,798,212
	Washington – 2.3% (1.5% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/20 at 100.00	AAA	1,406,437
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	7,028,640
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (7)
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series	2/21 at 100.00	BBB+ (12)	10,114,500
	2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	Baa1	6,352,724
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2 (12)	7,252,050
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (12)	2,952,113
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
3,300	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center	9/30 at 100.00	A2	3,974,883
	Alliance, Series 2020, 5.000%, 9/01/50
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	2,321,868
	Series 2012A, 5.000%, 10/01/42
8,780	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	BBB	9,702,339
	Bonds, Series 2018, 5.000%, 7/01/43
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,377,499
	12/01/24 – NPFG Insured
49,130	Total Washington			52,483,053
	West Virginia – 0.6% (0.4% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	12/20 at 100.00	Baa1	2,960,738
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 5.375%, 12/01/38
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	5,584,152
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	5,826,750
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
13,110	Total West Virginia			14,371,640
	Wisconsin – 1.5% (0.9% of Total Investments)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,029,140
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	5,413,915
4,430	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,329,616

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 80	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	$ 1,911
70	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	1,641
69	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	1,576
66	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	1,461
65	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	1,407
85	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	1,752
84	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	1,691
81	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	1,586
79	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	1,515
77	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	1,454
4,002	5.500%, 7/01/56, 144A (4)	3/28 at 100.00	N/R	2,882,211
86	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	1,561
84	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	1,481
81	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	1,411
80	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	1,333
79	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	1,272
76	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	1,202
75	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	1,147
73	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	1,098
72	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	1,042
78	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	1,064
935	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	11,873
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	1,143,252
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	1,090,260
	Refunding Series 2016C, 4.300%, 11/01/30 (AMT)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,302,287
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc, Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,200,041
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,598,700
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,163,501
	Hollow Project Series 2014, 5.250%, 10/01/39
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	4,472,000
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers
	Memorial Hospital, Inc, Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,612,916
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,481,099
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	3,299,940
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
36,182	Total Wisconsin			34,059,356
$ 3,765,582	Total Municipal Bonds (cost $3,280,647,204)			3,584,445,333

Shares	Description (1)			Value
	COMMON STOCKS – 1.1% (0.7% of Total Investments)
	Electric Utilities – 1.1% (0.7% of Total Investments)
1,189,215	Energy Harbor Corp (8), (13), (14)			$ 23,784,300
	Total Common Stocks (cost $33,900,553)			23,784,300

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) October 31, 2020

Shares	Description (1), (9)	Value
	INVESTMENT COMPANIES – 0.1% (0.0% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc	$ 94,115
26,880	BNY Mellon Strategic Municipals Inc	218,534
30,000	Invesco Municipal Opportunity Trust	368,400
43,020	Invesco Trust for Investment Grade Municipals	533,448
43,420	PIMCO Municipal Income Fund II	571,842
	Total Investment Companies (cost $1,790,280)	1,786,339

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 3,135	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (5)	15.000%	9/01/28	N/R	$ 32
2,335	EWM P1 LLC (4), (5)	15.000%	9/01/28	N/R	23
546	EWM P1 LLC	15.000%	9/01/28	N/R	545,456
$ 6,016	Total Corporate Bonds (cost $5,649,547)				545,511
	Total Long-Term Investments (cost $3,321,987,584)				3,610,561,483
	Floating Rate Obligations – (0.7)%				(16,275,000)
	MuniFund Preferred Shares, net of deferred offering costs – (28.2)% (10)				(640,010,468)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (31.9)% (11)				(722,526,702)
	Other Assets Less Liabilities – 1.6%				36,216,168
	Net Assets Applicable to Common Shares – 100%				$ 2,267,965,481

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(10)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 17.7%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.0%.
(12)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(13)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.

(14)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.3% (98.7% of Total Investments)
	Alabama – 2.0% (1.4% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	11/20 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
213	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City	11/20 at 100.00	B1	999,960
	Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,076,000
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
10,765	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	Caa2	9,502,158
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
5,000	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien	10/23 at 105.00	BB	4,980,800
	Series 2013F, 0.000%, 10/01/50 (5)
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%,	10/23 at 105.00	BB+	989,890
	10/01/38 – AGM Insured (5)
2,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	1,996,860
	4.000%, 11/01/45, 144A
1,000	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	1,098,330
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
24,160	Total Alabama			22,492,646
	Arizona – 2.9% (2.0% of Total Investments)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona
	Christian University Project, Series 2019A:
400	5.500%, 10/01/40, 144A	10/26 at 103.00	N/R	402,496
800	5.625%, 10/01/49, 144A	10/26 at 103.00	N/R	800,784
5,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	5,553,600
	Academy of Nevada ? Sloan Canyon Campus Project, Series 2020A-2, 6.150%, 9/15/53, 144A
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,090,970
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	1,006,280
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	N/R	3,387,030
	Project, Tender Option Bond Trust 2016-XF2337, 17.301%, 6/01/42, 144A (IF) (6)
435	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	418,431
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,087,670
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
500	6.000%, 7/01/33	11/20 at 102.00	BB–	510,650
1,000	6.000%, 7/01/48	11/20 at 102.00	BB–	1,020,940
3,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	3,006,300
	Edkey Charter Schools Project, Refunding Series 2020, 5.000%, 7/01/49, 144A (WI/DD,
	Settling 11/18/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/20 at 102.00	BB–	$ 102,211
	Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	253,918
400	5.375%, 7/01/46	7/26 at 100.00	BB–	408,976
475	5.500%, 7/01/51	7/26 at 100.00	BB–	486,690
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	1,065,050
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,275,760
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
365	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	370,055
	Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	100,921
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	2,447,800
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
605	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	11/20 at 100.00	BBB–	605,702
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured
1,295	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,361,537
	Bonds, Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	3,524,400
	Inc Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
945	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	12/20 at 100.00	N/R	880,286
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
29,665	Total Arizona			32,168,457
	Arkansas – 0.4% (0.3% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	4,009,960
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 16.2% (11.2% of Total Investments)
18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	Baa2	21,718,141
	Subordinate Lien Series 2016B, 5.000%, 10/01/37 (UB) (6)
2,250	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	2,308,725
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds,	4/21 at 100.00	N/R	1,007,690
	SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford
	Hospital and Clinics, Tender Option Bond Trust 2016-XF2353, Formerly Tender Option Bond
	Trust 3267:
1,250	18.763%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (6)	11/21 at 100.00	AA– (7)	1,511,588
1,875	19.753%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (6)	11/21 at 100.00	N/R (7)	2,286,731
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (6)	8/27 at 100.00	Baa2	5,948,221
22,115	5.000%, 8/15/47 (UB) (6)	8/27 at 100.00	Baa2	25,275,012
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	13,927,125
	System, Series 2017A-2, 4.000%, 11/01/44 (UB) (6)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2015-XF0131:
1,000	17.834%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA	1,253,660
250	17.839%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA	313,433

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	$ 1,102,079
	Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	530,795
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	7,881,893
	Refunding Series 2017B, 4.000%, 7/01/42 (UB) (6)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	22,086,965
	Series 2018A, 4.000%, 12/31/47 (AMT) (UB) (6)
2,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	1,991,180
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	120,000
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%,
	12/01/27 (AMT), 144A (4)
1,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	1,000,000
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A (WI/DD, Settling 11/10/20)
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta	6/28 at 102.00	N/R	1,046,640
	Public Schools – Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB–	859,968
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	1,082,140
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	7,636,221
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	510,955
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,053,050
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43
1,530	California Statewide Communities Development Authority, Statewide Community	9/21 at 100.00	N/R	1,469,993
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist	11/21 at 100.00	N/R (7)	535,405
	University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)
790	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	726,998
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)
1,800	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	11/20 at 100.00	N/R	1,802,214
	Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	11/20 at 100.00	A+	2,005,340
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	2,305,340
2,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	2,287,000
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,609,445
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
5,960	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,130,575
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	5,143,100
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/25 at 100.00	Aa1	1,353,365
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 17.278%, 6/01/45, 144A (IF) (6)
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	N/R	1,750,275
	Trust 3253, 22.290%, 7/15/40, 144A (IF) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
$ 1,000	5.000%, 8/01/25 – AMBAC Insured	11/20 at 100.00	N/R	$ 1,002,900
1,000	5.000%, 8/01/35 – AMBAC Insured	11/20 at 100.00	N/R	1,000,690
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	422,561
	2013B, 5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office	No Opt. Call	N/R	961,138
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc,
	Tender Option Bond Trust, 18.389%, 9/01/42, 144A (IF) (6)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	1,042,590
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
1,500	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March	8/21 at 100.00	N/R (7)	1,579,890
	Air Force Base Redevelopment Project, Series 2011A, 7.500%, 8/01/41 (Pre-refunded 8/01/21)
500	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (7)	525,060
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A– (7)	347,698
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,270,704
	Project Area, Series 2011B, 6.750%, 10/01/30
2,015	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease	No Opt. Call	AA–	5,187,819
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 18.172%,
	12/01/33, 144A (IF) (6)
750	Sacramento City Financing Authority, California, Master Lease Program Facilities	No Opt. Call	AA–	1,731,030
	Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 18.382%, 12/01/30, 144A (IF) (6)
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System,
	Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,020,067
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,055,230
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/21 at 61.78	N/R	2,470,964
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%,
	8/01/31, 144A
960	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,043,750
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,132,127
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/20 at 100.00	B–	1,899,431
	Bonds, Series 2005A-1, 5.500%, 6/01/45
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners	9/21 at 100.00	BBB+ (7)	689,241
	Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	N/R	1,770,050
	17.810%, 5/15/39, 144A (IF) (6)
160,640	Total California			177,724,202
	Colorado – 8.1% (5.6% of Total Investments)
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	509,985
	General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48
1,500	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	1,502,925
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
3,275	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R	3,385,302
	Obligation Limited Tax Bonds, Refunding Series 2017, 5.000%, 12/01/37
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/21 at 103.00	N/R	505,210
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 685	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	11/20 at 100.00	BB+	$ 686,617
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	10/22 at 100.00	N/R	2,220,507
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	571,598
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,649,600
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	977,910
	Project, Series 2016, 6.125%, 2/01/46, 144A
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,368,512
	Series 2012, 5.000%, 12/01/32 (UB) (6)
518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	5
	Series 2007, 5.000%, 3/01/21 (4), (8)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2017:
4,831	0.000%, 4/01/27 (AMT) (4), (8)	No Opt. Call	N/R	66,666
2,130	0.000%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	29,388
3,144	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	3,165,411
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R (7)	2,256,260
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds,
	Series 2007:
1,000	5.400%, 12/01/27 (4)	11/20 at 100.00	N/R	800,000
1,500	5.450%, 12/01/34 (4)	11/20 at 100.00	N/R	1,200,000
1,000	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax	12/23 at 103.00	N/R	1,063,200
	General Obligation Bonds, Series 2018A, 5.625%, 12/01/38
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	1,002,350
	Series 2020, 6.250%, 12/01/39
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	10,779,300
	2018A, 4.000%, 12/01/48 (AMT) (UB) (6)
3,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	3,040,530
	Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
500	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special	6/24 at 103.00	N/R	505,845
	Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49
708	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	719,116
	General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds,
	Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,041,630
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	2,140,112
500	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado,	6/24 at 103.00	N/R	511,865
	Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.375%, 12/01/49, 144A
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	11/20 at 100.00	N/R	1,656,817
	Bonds, Series 2009A-1, 9.000%, 8/01/39 (4)
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	2,104,560
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
993	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/20 at 103.00	N/R (7)	1,027,149
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44
	(Pre-refunded 12/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	$ 311,432
	Obligation Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B,
	8.000%, 12/15/46
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R (7)	2,068,140
	Bonds, Refunding Series 2015, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
810	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	828,427
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	688,858
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,288,314
1,000	Johnstown Village Metropolitan District 2, Weld County, own of Johnstown, Colorado,	9/25 at 103.00	N/R	1,007,340
	General Obligation Limited Tax Bonds, Series 2020A, 5.000%, 12/01/50
1,700	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,286,543
	Convertible Capital Appreciation Bonds, Series 2020A, 0.000%, 12/01/50
2,810	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	11/20 at 100.00	N/R	2,809,887
	Series 2007, 6.750%, 1/01/34
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	510,065
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/49
500	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado,	12/23 at 103.00	N/R	515,170
	General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding
	Series 2019, 5.250%, 12/01/48
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to	12/20 at 100.00	N/R	1,250,912
	Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	513,350
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	512,735
	General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
500	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	509,540
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	11/20 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
1,000	North Range Metropolitan District No 3, 5.250%, 12/01/50	12/25 at 103.00	N/R	1,000,000
1,535	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	1,560,665
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
1,500	5.000%, 12/01/39	12/24 at 103.00	N/R	1,581,225
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	5,202,150
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax	6/24 at 103.00	N/R	509,335
	General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49
500	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds,	9/25 at 103.00	N/R	506,475
	District 1, Series 2020A, 5.250%, 12/01/50
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	1,113,577
	Limited Tax Series 2015A, 5.750%, 12/01/39
500	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise	12/25 at 103.00	N/R	504,230
	In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds,
	Series 2020, 5.250%, 12/01/50
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	11/20 at 100.00	Baa3	1,002,170
1,000	6.000%, 1/15/41	11/20 at 100.00	Baa3	1,001,800
500	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited	6/24 at 103.00	N/R	511,510
	Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited	9/24 at 103.00	N/R	$ 505,730
	Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	1,025,940
	Series 2018, 6.250%, 12/01/57
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	11/20 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	1,816,942
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	994,346
	Refunding Limited Tax Series 2016B, 7.250%, 12/15/45
1,000	Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	1,042,320
	Obligation Bonds, Series 2019, 5.375%, 12/01/39
1,500	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	988,560
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/50
1,570	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	1,548,036
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
500	Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited	9/25 at 103.00	N/R	509,600
	Tax General Obligation Bonds, Series 2020A, 5.250%, 12/01/50
1,100	Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue	12/25 at 103.00	N/R	1,145,947
	and Limited Property Tax Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40
705	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited	9/24 at 103.00	N/R	710,612
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/49
97,923	Total Colorado			88,850,253
	Connecticut – 0.1% (0.1% of Total Investments)
500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great	10/26 at 102.00	N/R	484,935
	Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A
6,267	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	407,326
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)
6,767	Total Connecticut			892,261
	Delaware – 0.2% (0.2% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc	3/25 at 100.00	N/R	2,678,150
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.5% (0.3% of Total Investments)
105	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	115,100
	Bonds, Series 2001, 6.500%, 5/15/33
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust	4/21 at 100.00	A1 (7)	2,752,000
	2016-XG0094, 22.661%, 10/01/37, 144A (Pre-refunded 4/01/21) (IF) (6)
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	N/R (7)	287,380
	(Pre-refunded 7/01/23)
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc, Series 2019A,	5/30 at 100.00	N/R	1,809,200
	5.250%, 5/15/55, 144A
4,855	Total District of Columbia			4,963,680
	Florida – 13.7% (9.4% of Total Investments)
500	Academical Village Community Development District, Davie, Florida, Special Assessment	5/30 at 100.00	N/R	506,985
	Revenue Bonds, Series 2020, 4.000%, 5/01/51
1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	11/21 at 100.00	N/R	1,467,420
	Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
1,775	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/22 at 100.00	N/R	1,865,383
	Series 2012, 6.700%, 5/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	$ 1,786,200
	Series 2015, 5.375%, 5/01/45
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	1,056,819
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	1,074,968
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,750	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,796,708
	Refunding Series 2013, 5.125%, 5/01/43
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000,	10/20 at 100.00	Caa3	700,000
	7.500%, 11/01/20 (AMT)
2,500	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South	6/25 at 105.00	N/R	2,571,525
	Bay Project, Series 2020A, 6.000%, 6/15/55, 144A
3,135	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	1,191,300
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
830	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	876,903
	2019A, 5.000%, 6/15/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project,	4/24 at 103.00	N/R	547,050
	Series 2017A, 7.000%, 10/01/49, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	746,360
	Housing, Inc Project, Series 2017, 5.875%, 8/01/52, 144A
955	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	987,508
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	545,595
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	1,547,500
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 0.000%, 5/15/35, 144A (4)
865	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special	11/20 at 100.00	N/R	859,282
	Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37
1,000	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	1,091,480
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
1,605	Cypress Mill Community Development District, Hillsborough County, Florida, Special	6/30 at 100.00	N/R	1,641,000
	Assessment Bonds, Assessment Area 2, Series 2020, 4.000%, 6/15/40
700	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	773,213
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,968,974
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	1,042,840
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	593,069
	Charter Foundation Inc Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami	6/24 at 100.00	N/R	893,620
	Arts Charter School Projects, Series 2014, 6.000%, 6/15/44, 144A
655	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin	1/27 at 100.00	N/R	659,788
	Academies of Pasco County Inc, Series 2020A, 5.000%, 1/01/50, 144A
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	N/R (7)	2,090,960
	Renaissance Charter School, Inc Projects, Series 2011A, 7.625%, 6/15/41 (Pre-refunded 6/15/21)
5,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	5,611,800
	Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44
120	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	126,916
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
$ 6,405	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/20 at 104.00	N/R	$ 5,569,596
31,170	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	26,761,315
7,705	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	6,601,721
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds,
	Series 2020:
2,750	5.375%, 11/01/40	11/29 at 100.00	N/R	2,800,023
2,000	5.500%, 11/01/50	11/29 at 100.00	N/R	2,039,780
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	2,616,150
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,102,710
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
200	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special	11/29 at 100.00	N/R	209,078
	Assessment Bonds, Phase 2 Project, Series 2019, 4.375%, 11/01/49
1,915	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	1,995,507
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
200	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds,	11/29 at 100.00	N/R	203,818
	Assessment Area 2, Series 2019, 4.000%, 11/01/39
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment	11/22 at 100.00	N/R	1,050,710
	Bonds, Series 2012, 5.750%, 11/01/42
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	654,131
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	11/20 at 100.00	BB–	2,000,780
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37
630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	624,494
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment	5/30 at 100.00	N/R	1,053,640
	Revenue Bonds, Series 2019, 4.500%, 5/01/51
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	13,541,871
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	791,123
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
2,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	2,259,848
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
1,750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	1,831,568
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
505	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note,	11/20 at 100.00	N/R	505,444
	Assessment Area 3, Series 2019, 4.500%, 5/01/24
400	North Park Isle Community Development District, Plant City, Florida, Special Assessment	5/29 at 100.00	N/R	416,056
	Revenue Bonds, Assessment Area 1, Series 2019, 4.750%, 5/01/50
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	1,025,399
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences
	of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	676,432
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,391,455
500	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	481,090
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A
3,385	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella	11/20 at 100.00	N/R	3,388,182
	Collina, Series 2004, 5.750%, 5/01/35
500	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	500,385
	Improvement Series 2020-2, 4.000%, 5/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,605	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	$ 1,669,922
	2004A-1, 6.250%, 5/01/36
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,856,475
	2016, 6.000%, 11/01/47
1,000	Saddle Creek Preserve of Polk County Community Development District, Florida, Special	6/30 at 100.00	N/R	1,016,760
	Assessment Bonds, Series 2020, 4.000%, 6/15/50
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	1,082,624
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,210,009
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/20 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	11/20 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/20 at 100.00	N/R	28
	Series 2007A-2, 5.250%, 5/01/39 (4)
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	3,409,122
	Series 2015-1, 0.000%, 5/01/40 (5)
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	1,615,382
	Series 2015-2, 0.000%, 5/01/40 (5)
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
1,230	Touchstone Community Development District, Hillsborough County, Florida, Special	12/29 at 100.00	N/R	1,290,467
	Assessment Bonds, 2019 Project, Series 2019, 4.000%, 12/15/40
	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax
	Bonds, Series 2017-2:
1,000	5.000%, 5/01/37	5/28 at 100.00	A2	1,140,950
2,020	5.000%, 5/01/47	5/28 at 100.00	A2	2,286,842
2,260	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	2,414,539
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,960	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,191,084
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
3,645	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	4,074,746
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
500	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds,	12/29 at 100.00	N/R	512,670
	Expansion Area Project, Series 2019, 4.000%, 12/15/49
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,295,790
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	1,031,813
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
161,060	Total Florida			149,812,735
	Georgia – 0.7% (0.5% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	985,180
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,167	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	11/20 at 100.00	B+	1,170,993
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,989,999
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R (7)	1,142,570
	Series 2013A, 6.500%, 4/01/43 (Pre-refunded 4/01/23)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$ 250	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	$ 257,593
767	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	794,627
841	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	872,362
6,905	Total Georgia			7,213,324
	Guam – 0.0% (0.0% of Total Investments)
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%,	10/23 at 100.00	BB+	354,272
	10/01/43 (AMT)
	Idaho – 0.1% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	AA–	561,515
	Tender Option Bond Trust 2016-XG0066, 16.697%, 3/01/47, 144A (IF) (6)
565	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Gem Prep	7/25 at 100.00	N/R	561,384
	Meridian North LLC, Series 2020A, 5.250%, 7/01/55, 144A
1,065	Total Idaho			1,122,899
	Illinois – 26.3% (18.1% of Total Investments)
536	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	11/20 at 100.00	N/R	503,417
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	12,259,403
	Series 2016, 6.000%, 4/01/46 (UB) (6)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB–	1,579,575
	Project Series 2015C, 5.250%, 12/01/39
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B1	1,001,100
	Refunding Series 2010F, 5.000%, 12/01/31
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	18,133,376
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,366,334
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	12,249,553
	Series 2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/24 at 100.00	AA+	3,422,400
	Bonds, Capital Improvement, Green 2014 Series 2015A, 5.000%, 12/01/44 (UB) (6)
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (7)	7,905,000
	5.250%, 12/01/40 (Pre-refunded 12/01/21) (UB) (6)
1,413	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	11/20 at 100.00	N/R	1,412,889
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,274	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	11/20 at 100.00	N/R	1,635,096
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	5,422,050
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43 (AMT) (UB) (6)
30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	35,735,630
	Lien Series 2018B, 5.000%, 1/01/48 (UB) (6)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,070,740
	5.250%, 1/01/30
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	10,288,206
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	1,040,890
	5.500%, 1/01/37
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	133,137
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
7,500	5.000%, 1/01/44 (UB) (6)	1/29 at 100.00	BBB–	7,579,650
8,000	5.500%, 1/01/49 (UB) (6)	1/29 at 100.00	BBB–	8,472,400

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	$ 1,555,410
	5.500%, 1/01/42
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	3,724,950
	11/01/46, 144A (4)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
25	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	30,251
495	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (7)	598,965
10,655	4.000%, 2/15/41 (UB)	2/27 at 100.00	Aa2	11,725,295
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A,	10/22 at 100.00	BBB–	1,030,310
	6.000%, 10/01/48
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	5,498,050
	2017A, 4.000%, 7/15/47 (UB) (6)
2,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%,	10/28 at 100.50	N/R	2,032,020
	4/01/58, 144A
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond
	Trust 2015-XF0121:
1,685	21.494%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA	1,916,233
250	21.509%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA	284,332
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	AA–	5,476,300
	Series 2016B, 4.000%, 8/15/41 (UB) (6)
1,715	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB–	1,900,512
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	1,041,920
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,036,400
9,945	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%,	No Opt. Call	BBB–	10,792,911
	11/01/27 (UB) (6)
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	639,292
5,445	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	BBB	5,705,434
	September Series 2016C, 4.000%, 6/15/31 (UB) (6)
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	1,862,980
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A (4)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
16,000	4.000%, 6/15/50	12/29 at 100.00	BB+	16,089,600
45,550	4.000%, 6/15/50 (UB) (6)	12/29 at 100.00	BB+	45,805,080
2,500	5.000%, 6/15/50	12/29 at 100.00	BB+	2,748,075
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (7)	826,632
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
870	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	879,004
	2013B, 7.000%, 12/01/33
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds,
	Series 2018C:
9,875	5.000%, 1/01/36 (UB) (6)	1/29 at 100.00	AA–	11,626,430
17,750	5.250%, 1/01/48 (UB) (6)	1/29 at 100.00	AA–	20,611,655
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/20 at 100.00	N/R	366,950
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
267,328	Total Illinois			289,015,837
	Indiana – 1.2% (0.8% of Total Investments)
2,810	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	11/20 at 100.00	N/R	2,833,969
	6.650%, 7/15/24
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	2,358,070
	Option Bond Trust 2016-XL0019, 18.286%, 4/01/30, 144A (IF) (6)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	$ 1,080,230
	School Project, Series 2015A, 7.250%, 12/01/45
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	Caa2	1,802,800
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	11/20 at 100.00	Baa2	500,860
	Services, Series 2010, 5.500%, 8/15/45
1,290	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender	12/20 at 100.00	AA– (7)	1,309,247
	Option Bond Trust 2015-XF0106, 17.528%, 12/01/37, 144A (Pre-refunded 12/01/20) (IF) (6)
895	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	11/20 at 100.00	N/R	897,846
	Apartments, Series 2005A, 7.500%, 7/01/35
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,053,340
	Series 2013, 7.250%, 11/01/43 (AMT)
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	1,244,485
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)
11,870	Total Indiana			13,080,847
	Iowa – 0.6% (0.4% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba3	1,048,756
	Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	2,129,480
	Company Project, Series 2013, 5.250%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	11/20 at 100.00	B–	1,013,690
2,900	5.625%, 6/01/46	11/20 at 100.00	B–	2,939,701
6,930	Total Iowa			7,131,627
	Kansas – 0.6% (0.4% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health	9/25 at 100.00	AA–	6,032,846
	System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (6)
1,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	906,400
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
6,305	Total Kansas			6,939,246
	Kentucky – 5.7% (3.9% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
5,450	5.000%, 6/01/41	6/27 at 100.00	BB+	5,936,794
3,300	5.000%, 6/01/45	6/27 at 100.00	BB+	3,543,144
12,665	5.000%, 6/01/45 (UB) (6)	6/27 at 100.00	BB+	13,598,157
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	11,784,190
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	9,905,775
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	17,772,720
58,510	Total Kentucky			62,540,780
	Louisiana – 1.1% (0.7% of Total Investments)
2,050	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,117,342
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College	6/27 at 100.00	N/R	496,625
	Prep Project, Series 2019A, 5.000%, 6/01/58, 144A
500	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Young Audiences Charter	4/27 at 100.00	N/R	481,345
	School, Series 2019A, 5.000%, 4/01/57, 144A
1,910	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,993,945
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,660	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	$ 1,733,704
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	BBB	1,933,440
	Refunding Series 2017, 0.000%, 10/01/33 (5)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,252,594
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)
540	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010,	6/30 at 100.00	BB–	640,127
	6.350%, 7/01/40, 144A
13,270	Total Louisiana			11,649,142
	Maryland – 0.6% (0.4% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	11/20 at 100.00	BB–	3,007,590
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/20 at 100.00	N/R	2,400,000
	Conference Center, Series 2006A, 0.000%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/20 at 100.00	N/R	1,500,000
	Conference Center, Series 2006B, 0.000%, 12/01/31 (4)
9,500	Total Maryland			6,907,590
	Massachusetts – 1.4% (0.9% of Total Investments)
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	5,978,967
	Series 2017B, 4.250%, 7/01/46 (AMT) (UB) (6)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	AA	5,663,050
	3/01/46 (UB) (6)
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	AA	3,374,572
	4/01/33 (UB) (6)
13,720	Total Massachusetts			15,016,589
	Michigan – 1.7% (1.2% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds,
	Series 1998A:
5	5.500%, 5/01/21 – ACA Insured	11/20 at 100.00	B–	5,007
170	5.500%, 5/01/21	11/20 at 100.00	B–	168,133
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	11/20 at 100.00	N/R	87,710
900	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope	4/21 at 100.00	B	816,912
	Academy Project, Series 2011, 8.125%, 4/01/41
1,235	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	7/27 at 100.00	N/R	1,063,446
	Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%,
	7/15/46, 144A
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB) (6)	10/24 at 100.00	AA	2,357,276
4,500	4.600%, 4/01/52 (UB) (6)	10/24 at 100.00	AA	4,794,255
1,565	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	11/20 at 100.00	N/R	1,566,456
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	11/20 at 100.00	BBB–	1,001,800
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	11/20 at 100.00	BBB–	1,000,490
	Richfield Public School Academy, Series 2007, 5.000%, 9/01/36
775	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	11/20 at 100.00	N/R	775,178
	David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37
100,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	4,650,000
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	11/20 at 100.00	B+	$ 500,335
	6.375%, 11/01/35
113,963	Total Michigan			18,786,998
	Minnesota – 0.7% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	693,774
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B	989,750
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	512,671
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	102,224
	Project, Series 2020A, 5.000%, 7/01/55
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	2,119,480
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	Ba1	3,020,640
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
7,270	Total Minnesota			7,438,539
	Mississippi – 0.1% (0.1% of Total Investments)
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King	10/26 at 100.00	N/R	437,755
	Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put
	10/15/39), 144A
582	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	12/20 at 100.00	N/R	560,376
	Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)
1,082	Total Mississippi			998,131
	Missouri – 1.5% (1.1% of Total Investments)
655	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	11/20 at 100.00	A–	656,375
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	627,706
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	1,957,780
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	10,986,100
	Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (6)
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project,	11/20 at 100.00	N/R	1,054,020
	Series 2007A, 5.350%, 6/15/32
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	3/21 at 100.00	N/R	1,347,656
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	183,000
	Projects, Series 2007A, 6.000%, 12/31/26
16,495	Total Missouri			16,812,637
	Nevada – 1.3% (0.9% of Total Investments)
1,000	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local	9/28 at 100.00	N/R	1,063,650
	Improvement Bonds, Series 2018, 5.375%, 9/01/48
2,000	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	1,814,560
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	10,464,100
	Bonds, Series 2018B, 4.000%, 7/01/49 (UB) (6)
575	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	12/28 at 100.00	N/R	588,012
	Vista, Series 2019, 4.625%, 6/01/49
13,575	Total Nevada			13,930,322

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 5.2% (3.6% of Total Investments)
$ 2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	$ 2,770,275
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%,
	6/15/47 (UB) (6)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	5,540,550
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB) (6)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	10,538,825
	2017DDD, 5.000%, 6/15/42 (UB) (6)
4,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	B+	4,189,134
	Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)
2,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	B+	2,161,515
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/20 at 100.00	BB+	5,214,872
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	22,874,800
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (6)
1,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	1,791,843
	2019BB, 4.000%, 6/15/50
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,489,850
	Bonds, Series 2018B, 5.000%, 6/01/46
72,330	Total New Jersey			57,571,664
	New Mexico – 0.5% (0.4% of Total Investments)
320	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	3/21 at 58.09	N/R	147,290
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
50	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	49,827
	Series 2015A, 5.900%, 9/01/32
215	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	214,256
	Series 2015B, 5.900%, 9/01/32
375	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	365,936
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,235,217
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	1,029,302
	Bonds, Series 2014, 6.750%, 10/01/33
1,500	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	1,449,825
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A (WI/DD,
	Settling 11/17/20)
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	11/20 at 103.00	N/R	1,459,318
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
6,142	Total New Mexico			5,950,971
	New York – 9.5% (6.5% of Total Investments)
2,455	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	2,635,099
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	A2	9,931,100
	Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB) (6)
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	227,602
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/30 at 100.00	N/R	1,024,410
	Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College	6/22 at 100.00	N/R	992,730
	Project, Series 2019A, 5.500%, 9/01/22

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	$ 1,088,000
	Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43 (UB) (6)
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	11/30 at 100.00	BBB+	1,003,270
	Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (6)
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	BBB+	10,526,700
	2016C-1, 5.000%, 11/15/56 (UB) (6)
14,260	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	Aa2	15,302,834
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53 (UB) (6)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	0.000%, 10/01/37 (4)	11/20 at 100.00	N/R	1,155,000
5,000	0.000%, 10/01/46 (4)	11/20 at 100.00	N/R	3,850,000
320	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	11/20 at 100.00	N/R	301,734
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
7,075	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%,	8/26 at 100.00	AA	8,261,407
	8/01/38 (UB) (6)
2,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term	11/20 at 100.00	B–	2,021,380
	Series 2005A, 5.000%, 6/01/42
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port	12/21 at 100.00	AA–	587,170
	Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 17.785%,
	12/15/41, 144A (IF) (6)
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,024,540
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,374,410
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,223,740
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
10,000	New York Transportation Development Corporation, New York, Special Facility Revenue	8/21 at 100.00	B–	9,962,100
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
3,070	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	3,181,656
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	A2	5,461,018
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured
	(AMT) (UB) (6)
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	3,780,543
	Series 2017, 5.000%, 4/15/57 (UB) (6)
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB	532,157
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
805	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	11/20 at 100.00	N/R	811,867
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	10,835,942
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46 (UB) (6)
100,190	Total New York			104,096,409
	North Carolina – 0.1% (0.1% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	964,384
	Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, Formerly Tender Option
	Bond Trust 11963, 18.543%, 1/15/42, 144A (IF)
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	880,000
	Project, Series 2013, 7.750%, 9/01/38 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 7.0% (4.8% of Total Investments)
$ 81,601	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	$ 11,637,225
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
32,045	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	34,309,620
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (7)	5,962,751
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,485,135
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
340	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,	6/29 at 100.00	N/R	313,283
	Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project,	12/20 at 100.00	AA–	1,275,702
	Series 2010B, 6.000%, 12/01/30
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A2	12,062,063
	Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (6)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	3,500
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
3,310	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	3,375,042
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	456
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,938
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,856
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	319
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)
1,015	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,269
	Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
2,725	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,406
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,022,500
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	899,300
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	2,088,980
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
160,676	Total Ohio			76,454,095
	Oklahoma – 1.8% (1.2% of Total Investments)
1,550	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (7)	1,650,502
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
15,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/23 at 100.00	N/R	15,309,450
	Series 2000B, 5.500%, 6/01/35 (AMT)
2,600	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/23 at 100.00	N/R	2,653,638
	Series 2001B, 5.500%, 12/01/35 (AMT)
19,150	Total Oklahoma			19,613,590

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.1% (0.1% of Total Investments)
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds,
	Series 2020A:
$ 1,750	0.000%, 6/15/49	6/30 at 57.54	Aa1	$ 767,918
2,000	0.000%, 6/15/50	6/30 at 55.67	Aa1	847,180
3,750	Total Oregon			1,615,098
	Pennsylvania – 1.6% (1.1% of Total Investments)
1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	1,313,338
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,125
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (4)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,394
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
290	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	283,481
	Project, Series 2020, 5.000%, 10/01/49
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,802,766
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,802,766
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)
6,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	5,491,902
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	1,017,670
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana
	Bracetti Academy Project, Taxable Series 2020B:
1,000	6.875%, 12/15/35, 144A	12/27 at 100.00	N/R	988,500
1,000	7.125%, 12/15/44, 144A	12/27 at 100.00	N/R	988,280
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R	2,722,750
	Esperanza, Inc – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	541,477
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	175,126
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
23,040	Total Pennsylvania			17,134,581
	Puerto Rico – 7.7% (5.3% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
5,260	6.000%, 7/01/38	11/20 at 100.00	CC	5,338,900
3,125	6.000%, 7/01/44	11/20 at 100.00	CC	3,171,875
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
4,870	5.125%, 7/01/37	7/22 at 100.00	CC	5,028,275
1,000	5.250%, 7/01/42	7/22 at 100.00	CC	1,032,500
2,000	6.000%, 7/01/47	7/22 at 100.00	CC	2,097,500
8,625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	11/20 at 100.00	D	6,026,719
	America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
4,835	3.957%, 7/01/42 (4)	7/22 at 100.00	D	3,360,325
185	3.961%, 7/01/42 (4)	7/22 at 100.00	D	128,575
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN,	No Opt. Call	D	1,392,500
	3.999%, 7/01/20 (4)
1,025	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT,	11/20 at 100.00	D	712,375
	3.957%, 7/01/37 (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
$ 5,690	3.978%, 7/01/22 (4)	11/20 at 100.00	D	$ 3,961,662
1,186	3.978%, 7/01/28 (4)	11/20 at 100.00	D	825,752
890	3.978%, 7/01/29 (4)	11/20 at 100.00	D	619,663
658	3.978%, 7/01/31 (4)	11/20 at 100.00	D	458,133
405	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC,	11/20 at 100.00	D	281,475
	3.957%, 7/01/28 (4)
1,350	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX,	11/20 at 100.00	D	939,937
	3.978%, 7/01/40 (4)
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ,	11/20 at 100.00	D	2,088,750
	3.978%, 7/01/25 (4)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A,	7/23 at 100.00	D	715,000
	4.102%, 7/01/36 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
360	3.988%, 7/01/22 (4)	11/20 at 100.00	D	251,100
710	3.988%, 7/01/23 (4)	11/20 at 100.00	D	495,225
375	5.250%, 7/01/33 (4)	11/20 at 100.00	D	261,094
5,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond	11/20 at 100.00	D	3,836,250
	Series 2010EE, 4.044%, 7/01/32 (4)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
57,000	0.000%, 7/01/46	7/28 at 41.38	N/R	16,470,150
76,600	0.000%, 7/01/51	7/28 at 30.01	N/R	15,961,142
6,000	5.000%, 7/01/58	7/28 at 100.00	N/R	6,392,100
4,500	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A,	11/20 at 100.00	D	2,700,000
	3.180%, 7/01/35 (4)
198,149	Total Puerto Rico			84,546,977
	Rhode Island – 0.3% (0.2% of Total Investments)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/20 at 15.49	CCC–	2,823,179
	Bonds, Series 2007A, 0.000%, 6/01/52
	South Carolina – 2.9% (2.0% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	11/20 at 100.00	N/R	840,000
	District, Series 2007A, 7.750%, 11/01/39 (4)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	No Opt. Call	N/R	730,170
	District, Series 2007B, 7.700%, 11/01/21 (4)
5,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	8/26 at 100.00	Baa1 (7)	6,242,150
	Custodial Receipts CR-086, 5.000%, 8/15/36 (Pre-refunded 8/15/26), 144A
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	361,368
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
980	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/24 at 100.00	N/R	1,086,741
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
4,215	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue	12/29 at 100.00	Baa3	4,653,023
	Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (7)	1,307,675
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
3,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	3,502,980
	Series 2016B, 5.000%, 12/01/46 (UB) (6)
11,615	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	12,848,281
	2014A, 5.000%, 12/01/49 (UB) (6)
33,937	Total South Carolina			31,572,388

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.8% (1.9% of Total Investments)
$ 1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	$ 849,050
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
11,095	5.000%, 7/01/40 (UB)	7/26 at 100.00	Aa1	12,812,062
5,240	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	Aa1	5,987,853
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	6/27 at 100.00	N/R	3,250,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%,
	6/01/47, 144A (4)
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	7,319,943
	5.625%, 9/01/26
930	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	11/20 at 100.00	N/R	724,247
	Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46
29,289	Total Tennessee			30,943,155
	Texas – 3.8% (2.6% of Total Investments)
500	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public	9/29 at 100.00	N/R	521,580
	Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%,
	9/01/49, 144A
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	9/22 at 103.00	N/R	1,051,190
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (7)	252,322
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (7)	1,010,310
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	4,953,684
	5.000%, 12/01/48 (UB) (6)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System,
	Series 2013A:
365	6.625%, 9/01/31	9/23 at 100.00	N/R	398,423
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,069,120
165	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public	8/27 at 100.00	N/R	173,425
	Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	1,553,460
	Inc Project, Series 2012A RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	11/20 at 100.00	B3	1,000,500
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
125	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5	9/29 at 100.00	N/R	132,404
	Improvement Area 1 Project, Series 2019, 4.375%, 9/01/49, 144A
805	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	11/20 at 100.00	N/R	804,936
	2006A, 6.000%, 2/15/36
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	7/21 at 100.00	B	1,014,740
	Inc – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)
3,165	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R (7)	3,545,465
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32 (Pre-refunded 7/01/22)
1,170	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement	9/29 at 100.00	N/R	1,268,853
	District Improvement Area 2 Project, Series 2019, 4.250%, 9/15/39, 144A
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District
	Project, Series 2019:
300	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	323,286
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	538,020
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	139,340
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4), (8)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	B–	$ 869,390
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/44
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	968,780
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M University –
	San Antonio Project,, 5.000%, 4/01/48
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	980,420
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/44
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project,
	Series 2015A:
1,250	5.000%, 7/01/35	7/25 at 100.00	CCC	1,037,500
2,445	5.000%, 7/01/47	7/25 at 100.00	CCC	2,029,350
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (7)	2,640,442
	Trust 2016-XG0036, Formerly Tender Option Bond Trust 11946, 19.661%, 9/01/41, 144A
	(Pre-refunded 9/01/21) (IF)
1,070	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public	9/30 at 100.00	N/R	1,073,413
	Improvement District 2 Project, Series 2020, 4.000%, 9/01/50, 144A (WI/DD, Settling 11/16/20)
440	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility	1/22 at 103.00	N/R	440,317
	Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 4.000%, 1/01/50 (AMT), 144A
205	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	216,956
	District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A
185	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement	9/29 at 100.00	N/R	202,433
	District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	1,325,000
	Bonds, Eden Home Inc, Series 2012, 0.000%, 12/15/32 (4)
160	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	162,624
	North Improvement Area, Series 2016, 5.750%, 9/15/36
5,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	5,481,250
	Series 2018A, 4.250%, 9/01/48 (UB) (6)
785	Texas Public Finance Authority Charter School Finance Corporation, Charter School	11/20 at 100.00	BB–	786,758
	Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34
2,040	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	2,148,452
	Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
1,653	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017,	12/25 at 100.00	N/R	1,752,015
	4.250%, 12/01/44
42,493	Total Texas			41,866,158
	Utah – 0.2% (0.1% of Total Investments)
1,980	Utah Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High	5/21 at 100.00	N/R (7)	2,061,952
	School, Series 2011A, 8.125%, 5/15/31 (Pre-refunded 5/15/21)
	Vermont – 0.5% (0.3% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A	3,854,784
	Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46 (UB) (6)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law	1/21 at 100.00	N/R (7)	1,165,903
	School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)
4,555	Total Vermont			5,020,687
	Virgin Islands – 0.9% (0.6% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/30	10/24 at 100.00	N/R	942,160
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,537,850

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	11/20 at 100.00	Caa3	$ 1,003,740
	Project, Series 2009A, 6.750%, 10/01/37
3,270	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond	No Opt. Call	N/R	3,269,416
	Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A
10,270	Total Virgin Islands			9,753,166
	Virginia – 2.5% (1.7% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	457,200
	Bonds, Series 2003B, 4.125%, 3/01/21 (4)
10,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	11,112,000
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/20 at 100.00	B–	1,004,230
	Bonds, Series 2007B1, 5.000%, 6/01/47
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	7/34 at 100.00	N/R	7,258,580
	Provident Resource Group – Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A
7,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	7,032,760
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	85,173
130	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	135,756
25,972	Total Virginia			27,085,699
	Washington – 2.2% (1.5% of Total Investments)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	1,077,680
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	11/20 at 100.00	N/R	1,000,840
	Revenue Bonds, Series 2007, 5.600%, 6/01/37 (AMT)
1,300	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,333,605
	Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)
195	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/20 at 100.00	N/R	195,082
	Series 2013, 5.750%, 4/01/43
3,065	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	2,298,750
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (AMT), 144A
545	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	408,750
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32 (AMT), 144A
1,565	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	1,173,750
	Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32 (AMT), 144A
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB–	7,607,294
	Center, Series 2017, 4.000%, 8/15/42 (UB)
8,525	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University	10/29 at 100.00	A2	8,215,798
	Project, Series 2019A, 3.000%, 4/01/49 (UB) (6)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R	1,022,680
	Project, Series 2012A, 6.750%, 10/01/47, 144A
25,525	Total Washington			24,334,229
	West Virginia – 0.2% (0.2% of Total Investments)
1,361	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,391,160
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
1,125	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,160,944
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
2,486	Total West Virginia			2,552,104

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 5.7% (3.9% of Total Investments)
$ 2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	$ 1,999,860
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of	7/28 at 100.00	BB–	154,315
	Las Vegas, Series 2020A, 5.000%, 7/01/55
4,985	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	4,872,040
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College	6/27 at 103.00	N/R	496,710
	Preparatory, Series 2020A, 5.000%, 6/15/55, 144A
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
13	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	302
11	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	259
11	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	249
10	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	231
10	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	222
13	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	277
13	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	267
13	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	250
12	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	239
12	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	229
632	5.500%, 7/01/56, 144A (4)	3/28 at 100.00	N/R	454,976
14	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	246
13	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	234
13	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	223
13	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	210
12	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	201
12	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	190
12	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	181
12	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	173
11	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	164
12	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	168
148	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	1,874
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A (4)	No Opt. Call	N/R	601
24	0.000%, 1/01/47, 144A (4)	No Opt. Call	N/R	569
24	0.000%, 1/01/48, 144A (4)	No Opt. Call	N/R	555
23	0.000%, 1/01/49, 144A (4)	No Opt. Call	N/R	538
23	0.000%, 1/01/50, 144A (4)	No Opt. Call	N/R	508
25	0.000%, 1/01/51, 144A (4)	No Opt. Call	N/R	545
652	0.000%, 7/01/51, 144A (4)	3/28 at 100.00	N/R	410,235
25	0.000%, 1/01/52, 144A (4)	No Opt. Call	N/R	519
25	0.000%, 1/01/53, 144A (4)	No Opt. Call	N/R	501
25	0.000%, 1/01/54, 144A (4)	No Opt. Call	N/R	482
24	0.000%, 1/01/55, 144A (4)	No Opt. Call	N/R	464
24	0.000%, 1/01/56, 144A (4)	No Opt. Call	N/R	449
24	0.000%, 1/01/57, 144A (4)	No Opt. Call	N/R	432
23	0.000%, 1/01/58, 144A (4)	No Opt. Call	N/R	414
23	0.000%, 1/01/59, 144A (4)	No Opt. Call	N/R	403
23	0.000%, 1/01/60, 144A (4)	No Opt. Call	N/R	385
23	0.000%, 1/01/61, 144A (4)	No Opt. Call	N/R	368
23	0.000%, 1/01/62, 144A (4)	No Opt. Call	N/R	355
22	0.000%, 1/01/63, 144A (4)	No Opt. Call	N/R	341
22	0.000%, 1/01/64, 144A (4)	No Opt. Call	N/R	331
22	0.000%, 1/01/65, 144A (4)	No Opt. Call	N/R	317
22	0.000%, 1/01/66, 144A (4)	No Opt. Call	N/R	296
281	0.000%, 1/01/67, 144A (4)	No Opt. Call	N/R	3,568
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	5,205,438
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,500	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs	6/27 at 100.00	N/R	$ 1,525,830
	Community School, Series 2020A, 6.250%, 6/15/40, 144A
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,995,500
	College, Series 2019A, 5.875%, 10/01/54, 144A
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R (7)	930,364
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42
	(Pre-refunded 12/01/22)
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	319,158
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
1,665	6.250%, 8/01/27, 144A	No Opt. Call	N/R	1,432,399
1,000	6.750%, 8/01/31, 144A	No Opt. Call	N/R	814,800
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,715,160
17,335	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	14,971,719
400	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	244,276
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	3,096,695
	2018A, 6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	571,920
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,575,114
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	4,888,160
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,139,161
	Sciences, Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care	6/25 at 104.00	N/R	1,004,600
	Retirement Community, Series 2020, 6.000%, 6/01/53, 144A
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of	6/22 at 104.00	N/R	1,020,230
	Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
1,000	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	848,130
2,000	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,624,080
3,500	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	2,760,275
91	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic	12/28 at 100.00	N/R	45,647
	Medicine, Senior Series 2019A-1, 0.000%, 12/01/48, 144A (4)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
1,400	4.000%, 11/15/46 (Pre-refunded 5/15/26) (UB) (6)	5/26 at 100.00	N/R (7)	1,666,238
3,600	4.000%, 11/15/46 (UB) (6)	5/26 at 100.00	AA+	3,969,216
67,499	Total Wisconsin			62,771,576
$ 1,888,321	Total Municipal Bonds (cost $1,547,683,381)			1,572,143,186

Shares	Description (1)				Value
	COMMON STOCKS – 1.6% (1.1% of Total Investments)
	Airlines –0.2% (0.2% of Total Investments)
227,514	American Airlines Group Inc (9)				$ 2,566,358
	Electric Utilities – 1.4% (0.9% of Total Investments)
750,823	Energy Harbor Corp (10), (11), (12)				15,016,460
	Total Common Stocks (cost $27,440,408)				17,582,818

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.2% (0.2% of Total Investments)
	Consumer Discretionary – 0.2% (0.2% of Total Investments)
$ 15,000	Mashantucket Western Pequot Tribe, Corporate High Yield Bond	7.350%	7/01/26	N/R	$ 2,475,000
	(cash 6.350%, PIK 1.000%) (4)
	Industrials – 0.0% (0.0% of Total Investments)
402	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (8)	15.000%	9/01/28	N/R	4
299	EWM P1 LLC (4), (8)	15.000%	9/01/28	N/R	3
70	EWM P1 LLC (11)	15.000%	9/01/28	N/R	69,928
771	Total Industrials				69,935
	Real Estate – 0.0% (0.0% of Total Investments)
300	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	204,084
3,170	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	31
3,470	Total Real Estate				204,115
$ 19,241	Total Corporate Bonds (cost $7,269,543)				2,749,050
	Total Long-Term Investments (cost $1,582,393,332)				1,592,475,054
	Floating Rate Obligations – (39.6)%				(434,051,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (7.9)% (13)				(86,882,357)
	Other Assets Less Liabilities – 2.4%				25,876,103
	Net Assets Applicable to Common Shares – 100%				$ 1,097,417,800

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) October 31, 2020

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(10)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.

(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 5.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.9% (98.6% of Total Investments)
	MUNICIPAL BONDS – 159.1% (96.9% of Total Investments)
	Alabama – 6.2% (3.8% of Total Investments)
$ 43,450	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	10/29 at 100.00	Caa2	$ 38,352,880
	United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)
3,500	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	3,844,155
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
46,950	Total Alabama			42,197,035
	Alaska – 1.0% (0.6% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
1,510	5.000%, 6/01/32	11/20 at 100.00	B3	1,510,377
5,195	5.000%, 6/01/46	11/20 at 100.00	B3	5,217,027
6,705	Total Alaska			6,727,404
	Arizona – 5.1% (3.1% of Total Investments)
4,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman	7/24 at 101.00	N/R	4,126,560
	Academy of Excellence ? East Tucson & Central Tucson Projects, Series 2019A, 5.000%,
	7/01/49, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2019:
1,860	5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,961,482
1,500	5.000%, 7/01/54, 144A	7/29 at 100.00	BB	1,575,180
340	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/28 at 100.00	BB+	339,524
	Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	N/R	1,006,280
	Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,
	Legacy Traditional Schools Projects, Taxable Series 2019B:
2,000	5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	2,164,420
5,355	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	5,707,091
1,525	5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	1,620,023
600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	637,056
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/35, 144A
280	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	288,758
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A
2,700	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	2,749,761
	Foundation, Inc Project, Series 2014, 5.375%, 2/01/41
3,540	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/22 at 100.00	N/R	3,562,727
	American Leadership Academy Project, Series 2017, 5.000%, 6/15/52, 144A
500	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/25 at 100.00	N/R	508,625
	American Leadership Academy Project, Series 2019, 5.000%, 6/15/52, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2013:
1,005	6.000%, 7/01/43	11/20 at 102.00	BB–	1,026,085
1,000	6.000%, 7/01/48	11/20 at 102.00	BB–	1,020,940
1,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 103.00	N/R	1,065,050
	Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A
50	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	N/R	50,884
	Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A
380	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	381,634
	Synergy Public Charter School Project, Series 2020, 5.250%, 6/15/50, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU
	Project, Series 2017A:
$ 2,205	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	$ 2,290,642
2,350	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	2,410,301
33,190	Total Arizona			34,493,023
	Arkansas – 4.0% (2.4% of Total Investments)
27,050	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	27,117,354
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 6.4% (3.9% of Total Investments)
2,500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	2,788,900
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
1,555	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 26.72	N/R	277,427
	Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55
1,530	California Enterprise Development Authority, Charter School Revenue Bonds, Norton	7/27 at 102.00	N/R	1,569,933
	Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A
2,500	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,488,975
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,385	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	1,385,000
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A (WI/DD, Settling 11/10/20)
	California School Finance Authority, California, Charter School Revenue Bonds, Encore
	Education Obligated Group, Series 2016A:
4,020	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	3,758,097
4,380	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,950,804
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action
	Charter Schools – Obligated Group, Series 2020A:
1,410	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	1,490,793
700	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	736,393
2,065	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	2,234,619
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
1,480	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	1,617,196
10,090	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	11,102,229
1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	1,238,281
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,665	5.750%, 7/01/24 (4)	11/20 at 100.00	N/R	1,531,543
21	5.750%, 7/01/30 (4)	11/20 at 100.00	N/R	19,387
798	5.750%, 7/01/35 (4)	11/20 at 100.00	N/R	734,268
1,307	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	1,201,970
	Charity Health System, Series 2005G, 5.500%, 7/01/22 (4)
595	California Statewide Community Development Authority, Revenue Bonds, Daughters of	11/20 at 100.00	N/R	547,672
	Charity Health System, Series 2005H, 5.750%, 7/01/25 (4)
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/20 at 20.76	N/R	5,180,250
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
64,096	Total California			43,853,737
	Colorado – 10.0% (6.1% of Total Investments)
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 103.00	N/R	1,033,060
	Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General	6/24 at 79.97	N/R	607,880
	Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series
	2019B, 0.000%, 12/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds	10/27 at 100.00	N/R	$ 506,160
	World Compass Academy Project, Series 2017, 5.375%, 10/01/37
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,
	Loveland Classical Schools Project, Series 2016:
530	3.750%, 7/01/26, 144A	No Opt. Call	BB	534,039
500	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	511,090
10,170	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain	10/27 at 100.00	Ba1	10,471,235
	Classical Academy Project, Refunding Series 2019, 5.000%, 10/01/59, 144A
12,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	12,053,768
	Series 2019A-2, 3.250%, 8/01/49
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	942,460
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
	Denver International Business Center Metropolitan District 1, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010:
345	5.000%, 12/01/30	12/20 at 100.00	BBB–	346,273
215	5.375%, 12/01/35	12/20 at 100.00	BBB–	215,856
14,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 93.28	N/R	10,088,820
	Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (5)
5,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation	3/25 at 103.00	N/R	5,698,990
	Bonds, Series 2020A-1, 5.000%, 12/01/49
1,075	Indy Oak Tod Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax	6/25 at 103.00	N/R	1,133,459
	General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.500%, 12/01/50, 144A
500	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax	12/24 at 103.00	N/R	477,860
	General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/49
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	510,045
	Refunding Series 2016, 4.000%, 12/01/26
1,000	North Range Metropolitan District No 3, 5.250%, 12/01/50	12/25 at 103.00	N/R	1,000,000
515	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax	3/25 at 103.00	N/R	523,611
	General Obligation Bonds, Series 2020, 5.125%, 12/01/49
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds,
	Series 2019:
5,000	5.000%, 12/01/39	12/24 at 103.00	N/R	5,270,750
5,000	5.000%, 12/01/49	12/24 at 103.00	N/R	5,202,150
1,000	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/24 at 103.00	N/R	1,008,890
	Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49
705	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited	12/24 at 103.00	N/R	714,482
	Tax Bonds, Series 2019A, 5.000%, 12/01/49
1,200	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	1,222,608
	District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49
880	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported	12/24 at 102.00	N/R	891,343
	District 1 Revenue Bonds, Subordinate Series 2019B, 7.625%, 12/15/49
500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation	12/24 at 103.00	N/R	507,100
	and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49
760	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation	12/25 at 103.00	N/R	778,331
	Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/51
	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019:
1,400	5.000%, 12/01/39	9/24 at 103.00	N/R	1,470,042
2,125	5.000%, 12/01/49	9/24 at 103.00	N/R	2,170,432
1,000	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax	12/24 at 103.00	N/R	1,009,450
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
1,000	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,020,800
	General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49
71,405	Total Colorado			67,920,984

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.1% (0.1% of Total Investments)
$ 12,252	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	$ 796,410
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)
	Delaware – 0.2% (0.1% of Total Investments)
1,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	11/20 at 100.00	Baa2	1,503,705
	Power LLC Project, Series 2010, 5.375%, 10/01/45
	District of Columbia – 2.9% (1.8% of Total Investments)
87,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/20 at 20.76	N/R	18,017,700
	Bonds, Series 2006A, 0.000%, 6/15/46
2,000	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc, Series 2019A,	5/30 at 100.00	N/R	1,809,200
	5.250%, 5/15/55, 144A
89,000	Total District of Columbia			19,826,900
	Florida – 18.9% (11.5% of Total Investments)
	Academical Village Community Development District, Davie, Florida, Special Assessment
	Revenue Bonds, Series 2020:
2,000	3.625%, 5/01/40	5/30 at 100.00	N/R	2,009,180
1,000	4.000%, 5/01/51	5/30 at 100.00	N/R	1,013,970
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care
	Inc Project, Series 2015:
4,370	5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	4,346,926
2,500	6.000%, 7/01/45, 144A	7/25 at 100.00	N/R	2,490,200
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin
	Academy Projects, Series 2020:
140	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	150,213
100	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	105,131
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at	12/30 at 100.00	Ba1	105,186
	Land O’Lakes Project, Series 2020A, 5.000%, 12/15/49, 144A
1,950	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove	1/29 at 100.00	N/R	2,043,210
	Classical Academy, Series 2019A, 5.125%, 7/01/39, 144A
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Senior Living Community	4/22 at 103.00	N/R	648,250
	Project, Series 2015A, 7.000%, 4/01/49
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior
	Housing, Inc Project, Series 2017:
1,490	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	1,201,596
3,735	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	2,787,655
170	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	172,737
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
	Epperson North Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 1, Series 2018A-1:
1,000	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,120,400
1,000	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	1,124,120
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami
	Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24, 144A	No Opt. Call	N/R	160,373
2,500	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	2,334,350
5,795	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	5,178,528
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies of Pasco County Inc, Series 2020A:
2,435	5.000%, 1/01/40, 144A	1/27 at 100.00	N/R	2,478,757
500	5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	503,655
3,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	3,367,080
	Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44
1,575	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	1,646,473
	Charter Foundation Inc Projects, Series 2017A, 6.000%, 6/15/37, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
$ 11,795	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	11/20 at 104.00	N/R	$ 10,256,578
3,200	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	2,747,392
47,815	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	40,968,370
7,000	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus	12/23 at 105.00	N/R	6,440,000
	Properties LLC Project, Series 2019, 6.875%, 12/01/38, 144A (4)
	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue
	Bonds, JetBlue Airways Corporation, Series 2013:
2,500	5.000%, 11/15/26 (AMT)	5/23 at 100.00	N/R	2,563,525
1,740	5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	1,759,592
1,570	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	11/20 at 100.00	BB–	1,571,225
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue
	Bonds, Preserve Project, Series 2017A:
1,000	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	1,011,980
1,100	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	1,109,845
1,300	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	1,288,638
690	LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement	5/30 at 100.00	N/R	707,560
	Revenue Bonds, Series 2019, 4.000%, 5/01/40
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc Project, Series 2017:
1,260	5.000%, 7/01/26	No Opt. Call	BB+	1,199,003
1,000	5.000%, 7/01/27	No Opt. Call	BB+	940,440
1,410	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,531,923
	Assessment Bonds, Series 2017, 5.125%, 11/01/39
4,935	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds,	5/28 at 100.00	N/R	5,402,789
	Area C, Series 2017, 5.000%, 5/01/38
500	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 40.38	BBB–	146,930
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/54
100	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds,	5/30 at 100.00	N/R	100,789
	Refunding Series 2020, 3.875%, 5/01/40
125	Portico Community Development District, Lee County, Florida, Special Assessment,	5/30 at 100.00	N/R	123,003
	Refunding Improvement Series 2020-1, 3.500%, 5/01/37
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue
	Bonds, Legacy Pointe At UCF Project, Series 2019A:
3,970	5.500%, 11/15/49	11/26 at 103.00	N/R	3,602,735
2,440	5.750%, 11/15/54	11/26 at 103.00	N/R	2,240,018
2,550	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	2,652,561
	Series 2019A-1, 4.750%, 5/01/50
1,560	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	1,602,370
	Series 2019A-2, 4.750%, 5/01/29
500	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	534,190
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,960	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	2,191,084
	Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47
500	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of	No Opt. Call	N/R	509,865
	Development 1, Series 2017, 4.000%, 5/01/27
900	Westside Community Development District, Florida, Special Assessment Revenue Bonds,	5/29 at 100.00	N/R	934,983
	Refunding Series 2019, 4.125%, 5/01/38, 144A
139,945	Total Florida			129,125,378

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 3.2% (2.0% of Total Investments)
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
$ 1,250	6.500%, 1/01/29	1/28 at 100.00	N/R	$ 813,975
7,030	6.750%, 1/01/35	1/28 at 100.00	N/R	4,575,405
16,765	7.000%, 1/01/40	1/28 at 100.00	N/R	10,909,656
4,504	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	11/20 at 100.00	B+	4,520,035
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
441	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	494,837
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
850	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University,	10/26 at 103.00	N/R	853,885
	Series 2019, 5.125%, 10/01/39
30,840	Total Georgia			22,167,793
	Guam – 0.8% (0.5% of Total Investments)
980	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.750%, 11/01/21	5/21 at 100.00	BB	988,163
4,150	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB–	4,415,725
5,130	Total Guam			5,403,888
	Hawaii – 0.7% (0.5% of Total Investments)
1,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	937,618
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
4,090	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental	11/20 at 100.00	B+	4,094,376
	Airlines Inc, Series 1997, 5.625%, 11/15/27 (AMT)
5,240	Total Hawaii			5,031,994
	Illinois – 18.6% (11.4% of Total Investments)
1,305	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B1	1,306,436
	Refunding Series 2010F, 5.000%, 12/01/31
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
5,575	5.250%, 1/01/35	1/21 at 100.00	Ba1	5,576,895
2,500	5.000%, 1/01/40	1/21 at 100.00	Ba1	2,499,700
2,800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,867,564
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,485	5.000%, 1/01/44	1/29 at 100.00	BBB–	4,532,631
9,475	5.500%, 1/01/49	1/29 at 100.00	BBB–	10,034,499
3,965	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	4,111,467
	5.500%, 1/01/42
345	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza	12/29 at 100.00	N/R	318,846
	Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A
11,850	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series	5/24 at 103.00	N/R	10,063,612
	2017, 5.250%, 5/15/54
5,000	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing	7/25 at 100.00	B–	4,176,800
	Foundation – Cook LLC Northeastern Illinois University Project, Series 2015A,
	5.000%, 7/01/47
1,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/34	6/26 at 100.00	BBB–	984,520
4,840	Illinois State, General Obligation Bonds, May Series 2018A, 5.000%, 5/01/32	5/28 at 100.00	BBB–	5,152,954
890	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/39	5/30 at 100.00	BBB–	982,097
	Illinois State, General Obligation Bonds, November Series 2017D:
4,600	5.000%, 11/01/28	11/27 at 100.00	BBB–	4,956,316
10,000	5.000%, 11/01/28 (UB) (6)	11/27 at 100.00	BBB–	10,774,600
	Illinois State, General Obligation Bonds, November Series 2019C:
15,000	4.000%, 11/01/43	11/29 at 100.00	BBB–	14,220,750
4,000	4.000%, 11/01/44	11/29 at 100.00	BBB–	3,775,680

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,700	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	$ 3,791,168
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2012B:
3,135	0.000%, 12/15/50	No Opt. Call	BB+	809,018
2,500	0.000%, 12/15/51	No Opt. Call	BB+	614,900
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Refunding Series 2020A:
6,025	4.000%, 6/15/50	12/29 at 100.00	BB+	6,058,740
7,935	5.000%, 6/15/50	12/29 at 100.00	BB+	8,722,390
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
22,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	5,515,620
22,500	0.000%, 12/15/56 – AGM Insured	No Opt. Call	A2	5,640,975
4,565	5.000%, 6/15/57	12/27 at 100.00	BB+	4,924,494
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BB+	2,507,100
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment	1/26 at 100.00	N/R	476,445
	Project, Senior Lien Series 2019, 5.000%, 1/01/39
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second
	Lien Series 2020A:
150	4.000%, 1/01/38	1/30 at 100.00	AA–	162,639
120	4.000%, 1/01/39	1/30 at 100.00	AA–	129,688
1,000	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	11/20 at 100.00	N/R	410,000
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
1,000	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball &	11/20 at 100.00	N/R	1,000,450
	Beecher, Series 2007, 5.750%, 3/01/28
172,760	Total Illinois			127,098,994
	Indiana – 0.9% (0.5% of Total Investments)
140	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam	1/27 at 102.00	N/R	141,417
	Project, Series 2020A, 5.375%, 1/01/40
3,105	Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College,	10/23 at 100.00	N/R	3,157,444
	Refunding Series 2013, 5.000%, 10/01/32
2,325	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	2,607,092
	2013, 7.000%, 1/01/44 (AMT)
5,570	Total Indiana			5,905,953
	Iowa – 3.4% (2.1% of Total Investments)
8,540	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba3	8,695,513
	Series 2012, 4.750%, 8/01/42
1,320	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	1,405,457
	Company Project, Series 2013, 5.250%, 12/01/25
2,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	B	2,602,900
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
4,125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	4,292,351
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
750	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	790,718
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	11/20 at 100.00	B–	1,520,535
	5.375%, 6/01/38
4,125	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	4,181,471
	5.600%, 6/01/34
22,860	Total Iowa			23,488,945

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.5% (0.3% of Total Investments)
$ 1,930	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/20 at 100.00	BBB	$ 1,929,923
	Park Mall Project, Series 2010, 5.900%, 4/01/32
1,365	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation	9/25 at 100.00	N/R	1,237,236
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32
3,295	Total Kansas			3,167,159
	Louisiana – 2.0% (1.2% of Total Investments)
7,140	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/29 at 100.00	N/R	7,129,076
	Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%,
	11/01/44, 144A
375	Louisiana Local Government Environmental Facilities and Community Development Authority,	12/22 at 105.00	BB	324,007
	Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27
260	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles College	6/27 at 100.00	N/R	258,245
	Prep Project, Series 2019A, 5.000%, 6/01/58, 144A
200	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008,	No Opt. Call	BB–	235,756
	6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A
1,235	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010,	6/30 at 100.00	BB–	1,463,994
	6.350%, 7/01/40, 144A
800	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	6/30 at 100.00	BB–	948,336
	2010A, 6.350%, 10/01/40, 144A
695	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	No Opt. Call	BB–	819,252
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
1,085	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011,	No Opt. Call	BB–	1,184,755
	5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A
975	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB–	977,506
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
12,765	Total Louisiana			13,340,927
	Maryland – 1.0% (0.6% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,480	5.000%, 9/01/24	No Opt. Call	BB–	1,377,066
1,000	5.000%, 9/01/39	9/27 at 100.00	BB–	878,450
680	5.000%, 9/01/46	9/27 at 100.00	BB–	592,164
2,000	Maryland Economic Development Corporation, Private Activity Revenue Bonds FCP, Purple	11/21 at 100.00	CCC	1,983,500
	Line Light Rail Project, Green Bonds, Series 2016B, 5.000%, 9/30/26 (AMT)
2,000	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple	11/21 at 100.00	CCC	1,988,160
	Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)
7,160	Total Maryland			6,819,340
	Massachusetts – 2.1% (1.3% of Total Investments)
1,620	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	1,690,762
	5.000%, 6/15/54
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2017:
1,000	5.000%, 7/01/37	7/27 at 100.00	B	913,480
3,900	5.000%, 7/01/42	7/27 at 100.00	B	3,473,613
9,500	5.000%, 7/01/47	7/27 at 100.00	B	8,357,625
16,020	Total Massachusetts			14,435,480
	Michigan – 1.2% (0.7% of Total Investments)
40	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	40,842
	Series 2019, 5.000%, 11/01/44
174,130	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	6/33 at 11.41	N/R	8,097,045
	Bonds, Capital Appreciation Turbo Term Series 2008C, 0.000%, 6/01/58
174,170	Total Michigan			8,137,887

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.8% (0.5% of Total Investments)
$ 500	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project,	7/26 at 102.00	N/R	$ 515,365
	Series 2018A, 5.000%, 7/01/53
1,300	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	1,366,976
	Project, Series 2015A, 5.750%, 7/01/46
2,440	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project,	7/27 at 102.00	N/R	2,487,092
	Series 2019A, 5.000%, 7/01/54
130	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the	12/27 at 100.00	N/R	133,784
	Arts Project, Series 2019A, 5.250%, 12/01/52, 144A
30	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep	7/30 at 100.00	N/R	31,259
	Project, Series 2020A, 5.000%, 7/01/40
1,000	Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services	3/25 at 101.00	N/R	829,910
	Project, Refunding Series 2020, 3.950%, 3/01/50
5,400	Total Minnesota			5,364,386
	Missouri – 0.0% (0.0% of Total Investments)
315	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	321,171
	2016, 4.000%, 8/01/38
	Nevada – 3.3% (2.0% of Total Investments)
9,385	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/28 at 100.00	N/R	9,546,891
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%,
	2/15/38 (AMT), 144A
	Director of Nevada State Department of Business & Industry, Environmental Improvement
	Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
2,400	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	2,394,984
340	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	328,886
2,750	Director of Nevada State Department of Business & Industry, Environmental Improvement	8/29 at 100.00	N/R	2,495,020
	Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38 (AMT), 144A
56,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	7,702,240
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
70,875	Total Nevada			22,468,021
	New Hampshire – 0.1% (0.0% of Total Investments)
470	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	478,004
	Project, Refunding Series 2018C, 4.875%, 11/01/42 (AMT), 144A
	New Jersey – 4.1% (2.5% of Total Investments)
4,000	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal	10/27 at 102.00	N/R	3,829,960
	LLC Project, Series 2019A, 5.000%, 10/01/39, 144A
5,475	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal	1/28 at 102.00	N/R	5,206,397
	LLC Project, Series 2020, 5.000%, 1/01/40, 144A
7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	9/22 at 100.00	B	7,403,175
	Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)
2,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	B+	2,554,350
	Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	7,297,200
	2009A, 0.000%, 12/15/39 (UB) (6)
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate
	Series 2017B:
1,260	5.000%, 1/01/37 (AMT)	1/28 at 100.00	Baa1	1,385,672
500	5.000%, 1/01/42 (AMT)	1/28 at 100.00	Baa1	542,695
36,235	Total New Jersey			28,219,449
	New Mexico – 1.5% (0.9% of Total Investments)
9,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	9,723,915
	Healthcare Services, Series 2019A, 3.000%, 8/01/48 (6)

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 825	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	$ 797,404
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A (WI/DD,
	Settling 11/17/20)
10,325	Total New Mexico			10,521,319
	New York – 11.4% (6.9% of Total Investments)
950	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	1,003,846
	of New York, Series 2014, 5.250%, 11/01/34
450	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	Baa3	490,676
	Series 2018A, 4.000%, 8/01/38
36,150	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/20 at 5.15	N/R	1,639,764
	Asset-Backed Bonds, Series 2006A, 0.000%, 6/01/60
650	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds,	2/30 at 100.00	N/R	665,866
	The Academy Charter School Project, Series 2020A, 5.730%, 2/01/50
1,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	BBB+	1,733,437
	Climate Bond Certified Series 2020C-1, 5.250%, 11/15/55
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	BBB+	5,192,700
	2014A-1, 5.250%, 11/15/39 (UB) (6)
5,900	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C,	8/30 at 100.00	AA	6,737,859
	4.000%, 8/01/39 (UB) (6)
12,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,806,750
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade
	Center Project, Class 2 Series 2014:
3,235	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	3,358,836
6,960	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	7,202,974
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
2,410	5.000%, 8/01/21 (AMT)	No Opt. Call	B–	2,425,062
8,170	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B–	8,202,435
3,000	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B–	2,988,630
875	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	906,824
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
2,450	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	2,628,776
2,775	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	2,811,713
1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB	1,004,090
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36
2,950	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel	1/26 at 100.00	B1	2,559,951
	Center Project, Refunding Series 2016A, 5.000%, 1/01/32 (AMT)
12,700	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	13,123,418
109,695	Total New York			77,483,607
	Ohio – 11.2% (6.8% of Total Investments)
89,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	12,645,492
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
325	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	311,415
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
19,185	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	20,540,804
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center
	Project, Liberty Community Authority, Series 2014C:
$ 655	5.000%, 12/01/24	12/22 at 100.00	N/R	$ 659,932
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	990,440
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	990,090
7,610	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series	11/20 at 100.00	B	7,616,849
	1998, 5.375%, 9/15/27 (AMT)
	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds,
	Evans Farm Mixed-Use Project, Series 2020:
2,170	3.750%, 12/01/38	6/29 at 100.00	N/R	2,052,277
140	4.000%, 12/01/46	6/29 at 100.00	N/R	128,999
5,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	5,014,900
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
940	Hilliard Hickory Chase Community Authority, Ohio, Infrastructure Improvement Revenue	12/29 at 100.00	N/R	953,997
	Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A
5,020	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	6,275
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
14,950	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	15,243,767
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
2,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,606
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)
4,140	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,175
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)
2,895	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,916,712
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33
	(Mandatory Put 6/01/22)
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC	1,949,440
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
2,470	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,088
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (4)
2,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,500
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)
2,510	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)
2,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,030,113
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22)
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	899,300
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
1,500	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	1/24 at 104.00	N/R	1,471,515
	Series 2016A-1, 6.375%, 1/15/51, 144A (4)
169,845	Total Ohio			76,438,824
	Oklahoma – 1.0% (0.6% of Total Investments)
2,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/23 at 100.00	N/R	2,526,059
	Series 2000B, 5.500%, 6/01/35 (AMT)
860	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/23 at 100.00	N/R	877,742
	Series 2001B, 5.500%, 12/01/35 (AMT)
3,475	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B–	3,517,360
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,810	Total Oklahoma			6,921,161
	Oregon – 0.0% (0.0% of Total Investments)
100	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series	6/27 at 102.00	N/R	101,041
	2019A, 5.000%, 6/15/49, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 6.4% (3.9% of Total Investments)
$ 600	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	Caa2	$ 588,468
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.750%, 12/01/27
1,125	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	Caa2	1,014,075
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
5,970	4.875%, 11/01/24	No Opt. Call	Caa2	5,680,694
6,995	5.125%, 5/01/30	No Opt. Call	Caa2	6,331,734
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
3,300	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	3,324,750
560	3.500%, 4/01/41 (4)	No Opt. Call	N/R	700
1,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,800
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
1,025	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,281
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (4)
5,355	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	6,694
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)
1,280	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,289,600
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21)
2,565	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University	10/29 at 100.00	BB+	2,507,339
	Project, Series 2020, 5.000%, 10/01/49
1,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds,	12/25 at 100.00	N/R	1,033,900
	Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/30
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium
	Charter School Project, Series 2017A:
1,825	5.125%, 10/15/37	4/27 at 100.00	BB	1,946,016
3,250	5.250%, 10/15/47	4/27 at 100.00	BB	3,433,852
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania
	Obligated Group, Refunding Series 2019:
2,160	5.000%, 1/01/39	1/25 at 104.00	N/R	2,124,425
1,240	5.000%, 1/01/45	1/25 at 104.00	N/R	1,194,455
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,802,766
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A
1,720	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	6/30 at 100.00	N/R	1,802,766
	KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40 (AMT), 144A
9,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	CCC+	7,614,337
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the	11/25 at 100.00	Baa1	1,112,494
	Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/27
545	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana	12/27 at 100.00	N/R	554,630
	Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A
53,920	Total Pennsylvania			43,366,776
	Puerto Rico – 10.4% (6.3% of Total Investments)
9,040	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	11/20 at 100.00	CC	9,175,600
	6.000%, 7/01/38
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
405	5.000%, 7/01/21	No Opt. Call	CC	413,100
2,415	5.000%, 7/01/33	7/22 at 100.00	CC	2,493,487
2,085	6.000%, 7/01/47	7/22 at 100.00	CC	2,186,644

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
$ 2,070	3.957%, 7/01/29 (4)	7/22 at 100.00	D	$ 1,438,650
3,170	3.957%, 7/01/42 (4)	7/22 at 100.00	D	2,203,150
1,000	3.961%, 7/01/42 (4)	7/22 at 100.00	D	695,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
25	3.957%, 7/01/21 (4)	11/20 at 100.00	D	17,375
3,750	3.957%, 7/01/26 (4)	11/20 at 100.00	D	2,606,250
3,795	3.957%, 7/01/32 (4)	11/20 at 100.00	D	2,637,525
1,860	3.957%, 7/01/37 (4)	11/20 at 100.00	D	1,292,700
1,750	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,823,605
	7/01/32 – NPFG Insured
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,124	3.978%, 7/01/28 (4)	11/20 at 100.00	D	782,585
468	3.978%, 7/01/29 (4)	11/20 at 100.00	D	325,845
346	3.978%, 7/01/31 (4)	11/20 at 100.00	D	240,903
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
2,995	3.957%, 7/01/28 (4)	11/20 at 100.00	D	2,081,525
500	3.978%, 7/01/28 (4)	11/20 at 100.00	D	348,125
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
100	3.978%, 7/01/27 (4)	11/20 at 100.00	D	69,625
4,000	3.978%, 7/01/35 (4)	11/20 at 100.00	D	2,785,000
8,555	3.978%, 7/01/40 (4)	11/20 at 100.00	D	5,956,419
400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.978%,	11/20 at 100.00	D	278,500
	7/01/24 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
5,000	4.123%, 7/01/33 (4)	7/23 at 100.00	D	3,606,250
10,000	4.102%, 7/01/36 (4)	7/23 at 100.00	D	7,150,000
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016A-4-RSA-1,	No Opt. Call	N/R	771,250
	4.371%, 7/01/20 (4)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
190	3.988%, 7/01/22 (4)	11/20 at 100.00	D	132,525
373	3.988%, 7/01/23 (4)	11/20 at 100.00	D	260,167
25	5.250%, 7/01/33 (4)	11/20 at 100.00	D	17,406
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	A3	3,464,550
	5.250%, 7/01/36 – AGC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
22,095	0.000%, 7/01/46	7/28 at 41.38	N/R	6,384,364
34,582	0.000%, 7/01/51	7/28 at 30.01	N/R	7,205,922
- 0	5.000%, 7/01/58	7/28 at 100.00	N/R	83
2,500	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (4)	11/20 at 100.00	D	1,500,000
500	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/24	11/20 at 100.00	C	487,500
129,118	Total Puerto Rico			70,831,630
	South Carolina – 0.1% (0.1% of Total Investments)
430	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement	11/29 at 100.00	N/R	435,268
	District, Series 2019, 4.375%, 11/01/49
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	1/30 at 100.00	N/R	361,368
	Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/55, 144A
830	Total South Carolina			796,636
	Tennessee – 1.8% (1.1% of Total Investments)
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	No Opt. Call	N/R	549,320
	Project, Capital Appreciation Series 2016B, 0.000%, 12/01/31, 144A

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 4,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	$ 3,779,280
	Project, Series 2016A, 5.125%, 12/01/42, 144A
2,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,	11/24 at 100.00	N/R	1,600,000
	Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25, 144A (4)
1,000	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	849,050
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46
5,965	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project,	11/20 at 52.70	N/R	3,050,978
	Junior Subordinate Lien Series 2002D, 0.000%, 10/01/31
3,285	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project,	11/20 at 45.46	N/R	1,385,843
	Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34
1,500	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue	No Opt. Call	N/R	975,000
	Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 6.500%,
	6/01/27, 144A (4)
18,750	Total Tennessee			12,189,471
	Texas – 2.5% (1.5% of Total Investments)
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
500	5.000%, 1/01/31	1/27 at 100.00	BBB–	508,570
500	5.000%, 1/01/32	1/27 at 100.00	BBB–	508,495
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,
	Refunding Second Tier Series 2017B:
540	5.000%, 1/01/25	No Opt. Call	BB–	524,626
475	5.000%, 1/01/29	1/27 at 100.00	BB–	458,256
850	5.000%, 1/01/34	1/27 at 100.00	BB–	815,583
4,665	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines	7/21 at 100.00	B	4,744,771
	Inc – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)
650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	B	665,392
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
250	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District	9/26 at 100.00	N/R	253,158
	Southern Improvement Area Project, Series 2017, 4.750%, 9/01/37, 144A
200	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major	9/30 at 100.00	N/R	213,802
	Improvement Area Project, Series 2020, 4.625%, 9/15/49, 144A
520	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/24 at 100.00	N/R	534,347
	Bonds, Beta Academy, Series 2019A, 5.000%, 8/15/49, 144A
625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B	559,894
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
400	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	409,080
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/29
2,100	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	No Opt. Call	CCC	2,006,277
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015B, 4.375%, 7/01/21
110	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public	9/30 at 100.00	N/R	115,078
	Improvement District Zone B Project, Series 2019, 5.375%, 9/01/50, 144A
145	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public	9/27 at 100.00	N/R	155,424
	improvement District Improvement Area 2 Project, Series 2019, 4.750%, 9/15/49, 144A
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement
	Facility Revenue Bonds, CC Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/41 (4)	2/27 at 100.00	N/R	790,430
4,575	6.375%, 2/15/48 (4)	2/27 at 100.00	N/R	3,613,289
18,105	Total Texas			16,876,472

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.2% (0.1% of Total Investments)
$ 1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning	6/27 at 102.00	N/R	$ 1,033,170
	Academy Project, Series 2019A, 5.000%, 6/15/50, 144A
	Virgin Islands – 4.4% (2.7% of Total Investments)
710	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	N/R	662,153
	Series 2012A, 5.000%, 10/01/32
16,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/24 at 100.00	N/R	15,074,560
	Series 2014C, 5.000%, 10/01/30
570	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	No Opt. Call	N/R	553,008
	Series 2014A, 5.000%, 10/01/24
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds,	11/20 at 100.00	Caa3	983,210
	Subordinate Lien Series 2010B, 5.250%, 10/01/29
12,735	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	11/20 at 100.00	Caa3	12,786,832
	Project, Series 2009A, 6.625%, 10/01/29
31,015	Total Virgin Islands			30,059,763
	Virginia – 1.5% (0.9% of Total Investments)
	Roanoke Economic Development Authority, Virginia Residential Care Facility Revenue
	Bonds, Richfield Living, Series 2020:
5,870	5.000%, 9/01/50	9/27 at 103.00	N/R	5,245,138
4,840	5.125%, 9/01/55	9/27 at 103.00	N/R	4,316,796
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds,	No Opt. Call	N/R	502,340
	Provident Resource Group – Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A
11,210	Total Virginia			10,064,274
	Washington – 0.3% (0.2% of Total Investments)
1,125	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB	1,154,081
	Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)
1,000	Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood	1/26 at 103.00	N/R	974,100
	Retirement Communities Project, Series 2020A, 5.000%, 1/01/51
2,125	Total Washington			2,128,181
	West Virginia – 0.5% (0.3% of Total Investments)
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A:
3,000	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	3,088,650
625	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	644,969
3,625	Total West Virginia			3,733,619
	Wisconsin – 8.4% (5.1% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public
	Academy Project, Series 2020A:
750	5.000%, 6/01/40, 144A	6/28 at 102.00	N/R	758,505
1,340	5.000%, 6/01/49, 144A	6/28 at 102.00	N/R	1,319,900
365	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/26 at 100.00	N/R	369,792
	School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
3,000	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	3,021,720
4,240	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,143,922
2,000	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie	10/29 at 100.00	N/R	1,995,500
	College, Series 2019A, 5.875%, 10/01/54, 144A
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017A:
12,695	6.250%, 8/01/27, 144A	No Opt. Call	N/R	10,921,509
2,750	6.750%, 8/01/31, 144A	No Opt. Call	N/R	2,240,700

NMCO	Nuveen Municipal Credit Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
$ 555	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	$ 478,149
13,915	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	12,017,968
215	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park	No Opt. Call	N/R	131,298
	Development Project, Series 2019, 0.000%, 12/31/24, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,
	Series 2017A:
285	5.000%, 12/01/27	No Opt. Call	BBB–	311,428
1,765	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,972,723
2,000	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,	7/28 at 100.00	N/R	2,132,240
	Senior Series 2018A, 7.000%, 7/01/48, 144A
635	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/30 at 100.00	BB	669,582
	Sciences, Series 2020, 5.000%, 4/01/50, 144A
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment
	Center, Series 2018A-1:
5,885	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	4,991,245
250	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	203,010
8,735	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	6,888,858
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	11/26 at 103.00	N/R	3,004,290
	Camillus Health System Inc, Series 2019A, 5.000%, 11/01/54
64,380	Total Wisconsin			57,572,339
$ 1,692,051	Total Municipal Bonds (cost $1,119,975,429)			1,085,529,604

Shares	Description (1)	Value
	COMMON STOCKS – 2.5% (1.5% of Total Investments)
	Electric Utilities – 2.5% (1.5% of Total Investments)
859,113	Energy Harbor Corp (7), (8), (11)	$ 17,182,260
	Total Common Stocks (cost $24,407,228)	17,182,260

Shares	Description (1), (9)	Value
	EXCHANGE-TRADED FUNDS – 0.3% (0.2% of Total Investments)
32	VanEck Vectors High Yield Muni ETF	$ 1,902,400
	Total Exchange-Traded Funds (cost $2,058,659)	1,902,400
	Total Long-Term Investments (cost $1,146,441,316)	1,104,614,264

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.2% (1.4% of Total Investments)
	MUNICIPAL BONDS – 2.2% (1.4% of Total Investments)
	Illinois – 0.1% (0.1% of Total Investments)
$ 985	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Variable Rate Demand	11/20 at 100.00	N/R	$ 817,850
	Obligations, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (4), (10)
	New York – 2.1% (1.3% of Total Investments)
14,450	Dormitory Authority of the State of New York, Revenue Bonds, Variable Rate Demand Obligations,	10/20 at 100.00	AA	14,450,000
	Rockefeller University, Series 2002A-2, 0.100%, 7/01/32 (10)
$ 15,435	Total Short-Term Investments (cost $15,267,850)			15,267,850
	Total Investments (cost $1,161,709,166) – 164.1%			1,119,882,114
	Floating Rate Obligations – (3.2)%			(21,923,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (65.8)% (12)			(448,842,816)
	Other Assets Less Liabilities – 4.9%			33,394,075
	Net Assets Applicable to Common Shares – 100%			$ 682,510,373

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value
Measurements for more information.
(9)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 40.1%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
ETF	Exchange-Traded Fund.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
WI/DD	Purchased on when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 105.8% (99.9% of Total Investments)
	Alabama – 2.2% (2.0% of Total Investments)
	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B:
$ 1,500	3.000%, 6/01/50 – AGM Insured	6/30 at 100.00	A1	$ 1,490,730
11,920	3.000%, 6/01/50 – AGM Insured (UB) (4)	6/30 at 100.00	A1	11,846,334
5,000	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020,	11/29 at 100.00	N/R	4,992,150
	4.000%, 11/01/45, 144A
18,420	Total Alabama			18,329,214
	Alaska – 0.2% (0.1% of Total Investments)
1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding One Series 2020,	No Opt. Call	A+	1,306,760
	5.000%, 12/01/30
	Arizona – 6.4% (6.1% of Total Investments)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater
	Academy of Nevada – Bonanza Campus Project, Series 2020A:
920	5.000%, 12/15/40, 144A	12/28 at 100.00	BB	985,826
1,500	5.000%, 12/15/50, 144A	12/28 at 100.00	BB	1,580,685
1,500	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds,	7/28 at 100.00	BB–	1,517,024
	Pensar Academy Project, Series 2020, 5.000%, 7/01/55, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s
	National Prince County Regional Medical Center, Series 2020A:
2,500	4.000%, 9/01/46	9/30 at 100.00	A1	2,758,750
2,500	3.000%, 9/01/50	9/30 at 100.00	A1	2,497,400
15,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/30 at 100.00	AA–	15,123,450
	Series 2019E, 3.000%, 1/01/49 (UB) (4)
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue
	Bonds, Series 2019A:
5,895	5.000%, 7/01/34	7/29 at 100.00	BBB+	6,668,070
2,500	5.000%, 7/01/39	7/29 at 100.00	BBB+	2,764,925
3,405	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/30 at 100.00	Ba2	3,511,509
	Northwest Christian School Project, Series 2020A, 5.000%, 9/01/55, 144A
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Refunding Series 2020:
5,265	5.000%, 7/01/35, 144A (WI/DD, Settling 11/18/20)	7/26 at 103.00	N/R	5,464,280
6,800	5.000%, 7/01/40, 144A (WI/DD, Settling 11/18/20)	7/26 at 103.00	N/R	6,934,572
4,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	6/28 at 100.00	N/R	4,585,496
	Synergy Public Charter School Project, Series 2020-1, 5.000%, 6/15/50, 144A
52,365	Total Arizona			54,391,987
	Arkansas – 2.3% (2.2% of Total Investments)
3,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	3,007,470
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
17,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/27 at 103.00	Caa1	16,921,630
	Steel Project, Series 2020A, 4.750%, 9/01/49 (AMT), 144A
20,000	Total Arkansas			19,929,100
	California – 15.2% (14.4% of Total Investments)
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	12/30 at 34.02	N/R	2,175,700
	Sonoma County Tobacco Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,
	Series 2020A:
$ 8,000	4.000%, 4/01/45 (UB) (4)	4/30 at 100.00	BBB+	$ 8,816,400
1,820	4.000%, 4/01/49	4/30 at 100.00	BBB+	1,998,742
	California Health Facilities Financing Authority, Revenue Bonds, PIH Health, Series 2020A:
7,020	3.000%, 6/01/47	6/30 at 100.00	A	7,096,729
6,120	4.000%, 6/01/50	6/30 at 100.00	A	6,852,258
	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles
	County Museum of Natural History Foundation, Series 2020:
15,500	3.000%, 7/01/50 (UB) (4)	7/30 at 100.00	A2	15,638,725
2,000	4.000%, 7/01/50	7/30 at 100.00	A2	2,233,660
2,000	California Municipal Finance Authority, Revenue Bonds, University of the Pacific,	11/30 at 100.00	A2	1,970,120
	Refunding Series 2020A, 3.000%, 11/01/48 (WI/DD, Settling 11/12/20)
5,000	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	4,977,950
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
5,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California	7/28 at 100.00	N/R	5,000,000
	Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A (WI/DD, Settling 11/10/20)
4,250	California State, General Obligation Bonds, Refunding Various Purpose Series 2020,	11/30 at 100.00	AA–	4,703,645
	3.000%, 11/01/35
	California State, General Obligation Bonds, Various Purpose Series 2020:
3,000	4.000%, 11/01/34 (4)	11/30 at 100.00	AA–	3,659,220
2,715	4.000%, 11/01/35	11/30 at 100.00	AA–	3,296,010
9,750	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	10,550,865
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	Glendale Community College District, Los Angeles County, California, General Obligation
	Bonds, Election 2016 Taxable Refunding Series 2020B:
1,250	0.000%, 8/01/33	2/30 at 91.42	AA–	926,488
2,950	0.000%, 8/01/34	2/30 at 88.79	AA–	2,108,040
2,250	0.000%, 8/01/35	2/30 at 86.15	AA–	1,548,608
1,370	0.000%, 8/01/36	2/30 at 83.57	AA–	907,639
6,650	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,840,323
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
6,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,480,306
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
4,250	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/30 at 100.00	AA–	5,447,225
	Series 2020B, 5.000%, 7/01/45
1,000	Northstar Community Services District, California, Special Tax Bonds, Community Facilities	3/21 at 100.00	N/R	550,000
	District 1, Series 2006, 5.000%, 9/01/37
	San Francisco City and County Public Utilities Commission, California, Water Revenue
	Bonds, Local Water Series 2020C:
3,080	4.000%, 11/01/45	11/30 at 100.00	AA–	3,645,088
4,040	4.000%, 11/01/50	11/30 at 100.00	AA–	4,745,707
	San Francisco City and County Public Utilities Commission, California, Water Revenue
	Bonds, WSIP Green Series 2020A:
1,490	5.000%, 11/01/45	11/30 at 100.00	AA–	1,919,820
3,335	4.000%, 11/01/50	11/30 at 100.00	AA–	3,917,558
4,645	Santa Clara Valley Water District, California, Water System Refunding Revenue Bonds,	6/30 at 100.00	Aa1	4,619,220
	Taxable Series 2020B, 2.967%, 6/01/50
	Santa Clara Valley Water District, California, Revenue Certificates of Participation,
	Water Utility System Improvement Projects, Series 2020C:
1,270	5.000%, 6/01/39	6/30 at 100.00	Aa1	1,656,867
855	5.000%, 6/01/41	6/30 at 100.00	Aa1	1,108,738
	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding
	Series 2020A:
1,445	5.000%, 6/01/45	6/30 at 100.00	Aa1	1,850,698
1,325	5.000%, 6/01/50	6/30 at 100.00	Aa1	1,689,547
129,680	Total California			128,931,896

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 9.6% (9.0% of Total Investments)
$ 2,370	64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020,	12/25 at 103.00	N/R	$ 2,426,572
	6.500%, 12/01/43
1,240	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax	12/23 at 103.00	N/R	1,301,777
	Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.000%, 12/01/38
1,060	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	1,074,639
	Bonds, Series 2020A, 5.000%, 12/01/50
2,285	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation	9/25 at 103.00	N/R	2,294,803
	Bonds, Subordinate Series 2020B, 7.750%, 12/15/50
500	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax	9/24 at 103.00	N/R	503,640
	General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29
1,725	Belford North Metropolitan District, Douglas County, Colorado, General Obligation	12/25 at 103.00	N/R	1,728,364
	Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
500	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General	12/25 at 103.00	N/R	516,755
	Obligation Bonds, Refunding & Improvement Series 2020, 5.000%, 12/01/40, 144A
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	517,735
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,755	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/25 at 103.00	N/R	2,819,219
	Improvement Series 2020A, 5.000%, 12/01/51
2,700	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	2,911,734
	4.000%, 6/30/51 (AMT)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,422,650
	Series 2019A-1, 4.000%, 8/01/44
16,000	Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited	9/25 at 103.00	N/R	16,108,960
	Tax General Obligation Bonds, Series 2020, 6.500%, 12/01/50
6,500	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation	12/30 at 100.00	A2	6,587,750
	Bonds, Refunding & Improvement Series 2020A, 3.000%, 12/01/49 – AGM Insured (UB) (4)
1,000	Dacono Urban Renewal Authority, Weld County, Colorado, Tax Increment Revenue Bonds,	12/25 at 103.00	N/R	1,002,350
	Series 2020, 6.250%, 12/01/39
1,000	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	1,028,900
	2014, 6.000%, 12/01/38
5,250	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special	12/23 at 103.00	N/R	5,369,437
	Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50
2,000	Jones District Community Authority Board, Centennial, Colorado, Special Revenue	12/25 at 103.00	N/R	1,513,580
	Convertible Capital Appreciation Bonds, Series 2020A, 0.000%, 12/01/50
1,380	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax	9/24 at 103.00	N/R	1,428,217
	General Obligation Bonds, Series 2019A, 5.000%, 12/01/39
1,000	North Range Metropolitan District No 3, 5.250%, 12/01/50	12/25 at 103.00	N/R	1,000,000
925	Pinon Pines Metropolitan District 2, El Paso County, Colorado, General Obligation	9/25 at 103.00	N/R	955,793
	Limited Tax Bonds, Series 2020, 5.000%, 12/01/40
5,350	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	A2	6,367,035
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds,	3/25 at 103.00	N/R	1,087,557
	Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A
1,000	Sterling Ranch Community Authority Board, Douglas County, Colorado, Supported Revenue	12/25 at 102.00	N/R	1,001,830
	Bonds, Limited Tax Refunding Improvement Senior Series 2020A, 3.750%, 12/01/40 (WI/DD,
	Settling 11/05/20)
750	Sterling Ranch Community Authority Board, Douglas County, Colorado, Supported Revenue	12/25 at 102.00	N/R	751,163
	Bonds, Limited Tax Refunding Improvement Senior Series 2020B, 7.125%, 12/15/50 (WI/DD,
	Settling 11/05/20)
2,175	Sunlight Metropolitan District Colorado, General Obligation Limited Tax Bonds, Series 2020,	12/25 at 103.00	N/R	2,179,219
	5.000%, 12/01/50
5,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 81.31	N/R	3,295,200
	Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/50
10,000	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General	12/23 at 103.00	N/R	9,860,100
	Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
81,020	Total Colorado			81,054,979

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 10.0% (9.4% of Total Investments)
$ 1,500	Belmont II Community Development District, Hillsborough County, Florida, Special	12/30 at 100.00	N/R	$ 1,512,345
	Assessment Revenue Bonds, 2020 Assessment Area, Series 2020, 4.000%, 12/15/50, 144A
	(WI/DD, Settling 11/23/20)
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B:
7,500	4.000%, 9/01/37 (AMT)	9/29 at 100.00	A	8,157,075
2,500	4.000%, 9/01/39 (AMT) (UB) (WI/DD, Settling 11/12/20)	9/29 at 100.00	A	2,691,900
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech
	Schools Project, Series 2020A:
1,235	5.000%, 6/15/40, 144A	6/27 at 100.00	N/R	1,268,518
1,260	5.000%, 6/15/55, 144A	6/27 at 100.00	N/R	1,276,216
6,500	Currents Community Development District, Collier County, Florida, Capital Improvement	No Opt. Call	N/R	6,491,420
	Revenue Bonds, Series 2020B, 4.250%, 5/01/41, 144A
1,500	Cypress Park Estates Community Development District, Florida, Special Assessment Revenue	5/32 at 100.00	N/R	1,474,020
	Bonds, Assessment Area 1 Project, Series 2020, 4.000%, 5/01/51, 144A (WI/DD, Settling 11/12/20)
2,500	Cypress Preserve Community Development District, Pasco County, Florida, Special	11/29 at 100.00	N/R	2,540,250
	Assessment Bonds, Assessment Area 2, Series 2019, 4.125%, 11/01/50
10,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery	6/29 at 100.00	N/R	10,202,300
	High School Project, Series 2020A, 5.000%, 6/01/55, 144A
1,100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater	6/27 at 100.00	BBB	1,220,494
	Academy Projects, Series 2020A, 5.000%, 6/15/50
7,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	11/20 at 105.00	N/R	5,997,670
	Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
11,180	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins	12/30 at 100.00	A2	10,970,710
	College Project, Refunding Series 2020A, 3.000%, 12/01/48 (UB) (4)
1,000	Forest Lake Community Development District, Polk County, Florida, Special Assessment	5/30 at 100.00	N/R	1,003,140
	Bonds, Assessment Area One Project, Series 2020, 4.000%, 5/01/51, 144A
	Grand Oaks Community Development District, Saint Johns County, Florida, Special
	Assessment Bonds, Assessment Area 2, Series 2020:
1,100	4.250%, 5/01/40	5/31 at 100.00	N/R	1,097,107
1,500	4.500%, 5/01/52	5/31 at 100.00	N/R	1,503,765
1,000	Hammock Reserve Community Development District, Haines City, Florida, Special Assessment	5/30 at 100.00	N/R	999,970
	Revenue Bonds, Area1 Project, Series 2020, 4.000%, 5/01/51
10,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida	2/31 at 100.00	A	9,870,800
	Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020, 4.000%, 8/01/55 (UB) (4)
3,550	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	3,844,295
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/45
1,250	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds,	5/30 at 100.00	N/R	1,255,888
	Northeast Sector Project, Phase 2B, Series 2020, 4.000%, 5/01/50, 144A
1,225	Miami Dade County Industrial Development Authority, Florida, Educational Facilities	6/26 at 103.00	N/R	1,209,908
	Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A, 5.000%, 6/01/47
	(WI/DD, Settling 11/23/20)
8,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	BBB+	8,798,320
	2014A, 5.000%, 7/01/44
1,010	Windward Community Development District, Florida, Special Assessment Bonds, Series	No Opt. Call	N/R	1,014,414
	2020A-2, 4.400%, 11/01/35
83,410	Total Florida			84,400,525
	Illinois – 5.9% (5.6% of Total Investments)
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49 (UB) (4)	12/24 at 100.00	AA	5,657,800
10,000	5.250%, 12/01/49	12/24 at 100.00	AA	11,315,600
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2020A:
3,305	4.000%, 1/01/35	1/30 at 100.00	A	3,743,243
3,145	4.000%, 1/01/37	1/30 at 100.00	A	3,531,898

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	1/21 at 100.00	Ba1	$ 1,999,760
5,085	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020,	5/30 at 100.00	A1	5,022,556
	3.000%, 5/15/47
10,000	Illinois Finance Authority, 3.000%, 5/15/50 (UB) (4)	11/30 at 100.00	A3	9,692,100
3,300	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/30 at 100.00	BB+	3,706,032
	Bonds, Series 2020B, 5.000%, 6/15/42
5,190	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/35	4/25 at 100.00	BBB	5,590,824
47,025	Total Illinois			50,259,813
	Indiana – 0.6% (0.6% of Total Investments)
1,415	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,415,000
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A (WI/DD, Settling 11/10/20)
3,445	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute	12/28 at 100.00	A2	4,064,997
	Of Technology Project, Series 2018, 5.000%, 6/01/39
4,860	Total Indiana			5,479,997
	Louisiana – 1.2% (1.1% of Total Investments)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic
	Foundation Project, Series 2020A:
5,355	3.000%, 5/15/47 (UB) (4)	5/30 at 100.00	A3	5,192,422
2,145	4.000%, 5/15/49 (UB) (4)	5/30 at 100.00	A3	2,340,860
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010,	6/30 at 100.00	BB–	2,370,840
	6.350%, 7/01/40, 144A
9,500	Total Louisiana			9,904,122
	Maryland – 0.9% (0.9% of Total Investments)
2,200	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development	7/30 at 100.00	N/R	2,164,228
	Authority, Refunding Series 2020C, 4.000%, 7/01/50 (WI/DD, Settling 11/12/20)
5,515	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology	7/30 at 102.00	N/R	5,529,118
	Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A
7,715	Total Maryland			7,693,346
	Massachusetts – 0.7% (0.7% of Total Investments)
5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/28 at 100.00	Aa3	6,084,750
	2020B-1, 5.000%, 7/01/45
	Michigan – 0.4% (0.4% of Total Investments)
1,500	Detroit, Michigan, General Obligation Bonds, Unlimited Tax Series 2020, 5.500%, 4/01/45	4/30 at 100.00	BB–	1,679,835
16,110	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco	12/30 at 18.38	N/R	1,836,057
	Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
17,610	Total Michigan			3,515,892
	Missouri – 3.6% (3.4% of Total Investments)
5,315	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/29 at 100.00	A–	6,151,634
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A,
	5.000%, 3/01/44 (AMT)
3,835	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/29 at 100.00	A–	4,413,855
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B,
	5.000%, 3/01/46 (AMT)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2020:
1,250	4.000%, 6/01/50	6/30 at 100.00	A+	1,389,475
4,940	3.000%, 6/01/53 (UB) (4)	6/30 at 100.00	A+	4,835,815
1,250	4.000%, 6/01/53	6/30 at 100.00	A+	1,380,400
3,155	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention	10/30 at 100.00	A2	3,753,156
	Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/45 – AGM
	Insured (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Southeast Missouri State University, System Facilities Revenue Bonds, Refunding Series 2020:
$ 2,500	5.000%, 4/01/28	No Opt. Call	A	$ 3,019,825
2,905	5.000%, 4/01/29	No Opt. Call	A	3,545,872
1,470	5.000%, 4/01/30	No Opt. Call	A	1,811,702
26,620	Total Missouri			30,301,734
	Nevada – 0.9% (0.9% of Total Investments)
5,920	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/30 at 100.00	A1	6,237,371
	Series 2020B, 3.000%, 6/15/38 – BAM Insured (WI/DD, Settling 11/03/20)
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone
	Phase I and II, Series 2020:
450	4.000%, 6/01/40	6/30 at 100.00	N/R	452,840
1,150	4.125%, 6/01/50	6/30 at 100.00	N/R	1,147,044
7,520	Total Nevada			7,837,255
	New Hampshire – 0.1% (0.1% of Total Investments)
1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/27 at 100.00	Baa2	1,276,825
	Center, Series 2017, 3.750%, 7/01/40
	New Jersey – 0.7% (0.6% of Total Investments)
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,
	Series 2020A:
1,000	5.000%, 11/01/45	11/30 at 100.00	Baa2	1,196,540
3,125	4.000%, 11/01/50	11/30 at 100.00	Baa2	3,391,031
1,100	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa3	1,201,585
	Subordinate Series 2020A, 4.000%, 11/01/50 – BAM Insured
5,225	Total New Jersey			5,789,156
	New Mexico – 0.8% (0.7% of Total Investments)
7,000	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross	11/23 at 103.00	N/R	6,765,850
	Receipts Tax Increment Bonds, Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A (WI/DD,
	Settling 11/17/20)
	New York – 19.9% (18.8% of Total Investments)
4,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	4,293,440
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
10,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System	7/29 at 100.00	BBB	10,648,500
	Obligated Group Series 2019A, 4.000%, 7/01/45 (UB) (WI/DD, Settling 11/03/20) (4)
20,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	20,292,600
	General Purpose, Series 2020A Bidding Group 1 thru 5, 3.000%, 3/15/50 (UB) (4)
7,695	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	9,299,023
	2018E Group 4, 5.000%, 3/15/48
12,360	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	BBB+	13,057,228
	Green Series 2016B, 5.000%, 11/15/37
2,640	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	BBB+	2,645,069
	Series 2017D, 4.000%, 11/15/42
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	BBB+	10,505,100
	2014D-1, 5.250%, 11/15/44 (UB) (4)
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester
	Regional Health Project, Series 2020A:
715	3.000%, 12/01/37 (WI/DD, Settling 11/17/20)	12/30 at 100.00	BBB+	710,274
2,200	3.000%, 12/01/40 (WI/DD, Settling 11/17/20)	12/30 at 100.00	BBB+	2,178,902
1,000	4.000%, 12/01/46 (WI/DD, Settling 11/17/20)	12/30 at 100.00	BBB+	1,089,610
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Yankee Stadium Project, Series 2020A:
5,385	3.000%, 3/01/39 – AGM Insured (UB) (4)	9/30 at 100.00	Baa1	5,564,644
3,845	3.000%, 3/01/40 – AGM Insured (UB) (4)	9/30 at 100.00	Baa1	3,969,616
2,275	3.000%, 3/01/49 (UB) (4)	9/30 at 100.00	BBB+	2,222,220

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C:
$ 1,695	4.000%, 8/01/36	8/30 at 100.00	AA	$ 1,958,284
1,250	4.000%, 8/01/39	8/30 at 100.00	AA	1,427,513
2,650	4.000%, 8/01/40	8/30 at 100.00	AA	3,016,336
4,000	New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through Bonds, Turbo Term	11/20 at 100.00	B–	4,042,760
	Series 2005A, 5.000%, 6/01/42
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,073,620
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
9,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N, 4.000%, 1/01/41	1/30 at 100.00	A	10,234,440
10,615	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	13,195,400
	Series 2020C, 5.000%, 3/15/43
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
13,000	5.250%, 8/01/31 (AMT)	8/30 at 100.00	B–	13,398,970
3,400	5.375%, 8/01/36 (AMT)	8/30 at 100.00	B–	3,523,658
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
1,000	4.000%, 10/01/30 (AMT)	No Opt. Call	BB+	1,027,190
4,000	5.000%, 10/01/35 (AMT)	10/30 at 100.00	BB+	4,369,000
6,000	5.000%, 10/01/40 (AMT)	10/30 at 100.00	BB+	6,437,820
6,250	4.375%, 10/01/45 (AMT)	10/30 at 100.00	BB+	6,332,687
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Twenty-one Series 2020:
2,000	4.000%, 7/15/36 (AMT)	7/30 at 100.00	A+	2,279,860
2,000	4.000%, 7/15/37 (AMT)	7/30 at 100.00	A+	2,269,180
5,000	4.000%, 7/15/39 (AMT)	7/30 at 100.00	A+	5,634,050
156,975	Total New York			168,696,994
	North Carolina – 1.3% (1.3% of Total Investments)
	Western Carolina University, North Carolina, General Revenue Bonds, Series 2020B:
2,090	4.000%, 4/01/45	4/30 at 100.00	Aa3	2,398,442
7,910	4.000%, 4/01/50	4/30 at 100.00	Aa3	9,020,881
10,000	Total North Carolina			11,419,323
	Ohio – 6.4% (6.0% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
220	4.000%, 11/15/36 (UB) (4)	11/30 at 100.00	Baa2	244,904
1,500	4.000%, 11/15/38 (UB) (4)	11/30 at 100.00	Baa2	1,657,770
10,325	3.000%, 11/15/40 (UB) (4)	11/30 at 100.00	Baa2	10,198,621
9,950	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	9,534,090
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
9,180	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	9,828,751
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
2,500	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG	7/29 at 100.00	B3	2,549,125
	Vanadium Project, Series 2019, 5.000%, 7/01/49 (AMT), 144A
20,000	Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle Project, Series	12/27 at 103.00	N/R	20,055,600
	2020A, 7.000%, 12/01/42 (AMT)
53,675	Total Ohio			54,068,861
	Oregon – 1.6% (1.5% of Total Investments)
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A:
5,625	4.000%, 7/01/39 (AMT)	7/30 at 100.00	A+	6,234,750
6,625	4.000%, 7/01/50 (AMT)	7/30 at 100.00	A+	7,163,679
12,250	Total Oregon			13,398,429

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 1.9% (1.8% of Total Investments)
$ 5,000	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement	No Opt. Call	Caa2	$ 4,525,900
	Revenue Bonds, United States Steel Corp, Refunding Series 2019, 5.125%, 5/01/30
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Refunding
	Sixteenth Series 2020B:
1,000	4.000%, 8/01/36 – AGM Insured	8/30 at 100.00	BBB+	1,170,620
1,500	4.000%, 8/01/37 – AGM Insured	8/30 at 100.00	BBB+	1,750,590
2,705	4.000%, 8/01/38 – AGM Insured	8/30 at 100.00	BBB+	3,145,753
650	4.000%, 8/01/39 – AGM Insured	8/30 at 100.00	BBB+	753,344
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth
	Series 2020A:
1,665	5.000%, 8/01/39 – AGM Insured	8/30 at 100.00	BBB+	2,103,544
1,000	4.000%, 8/01/45 – AGM Insured	8/30 at 100.00	BBB+	1,135,360
1,000	5.000%, 8/01/50 – AGM Insured	8/30 at 100.00	BBB+	1,233,090
14,520	Total Pennsylvania			15,818,201
	Puerto Rico – 5.2% (4.9% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
7,450	5.000%, 7/01/23	11/20 at 100.00	CC	7,431,375
5,020	5.125%, 7/01/37	7/22 at 100.00	CC	5,183,150
2,000	6.000%, 7/01/47	7/22 at 100.00	CC	2,097,500
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
20,000	0.000%, 7/01/46	7/28 at 41.38	N/R	5,779,000
35,000	0.000%, 7/01/51	7/28 at 30.01	N/R	7,292,950
4,514	4.750%, 7/01/53	7/28 at 100.00	N/R	4,749,495
2,500	5.000%, 7/01/58	7/28 at 100.00	N/R	2,663,375
15,000	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (5)	11/20 at 100.00	D	9,000,000
91,484	Total Puerto Rico			44,196,845
	South Carolina – 0.6% (0.6% of Total Investments)
5,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Conway	1/30 at 100.00	A	5,049,700
	Hospital, Inc, Taxable Series 2020, 2.729%, 7/01/30 – AGM Insured
	South Dakota – 0.5% (0.5% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument
	Health, Inc, Series 2020A:
2,145	3.000%, 9/01/45 (UB) (4)	9/30 at 100.00	A1	2,128,697
1,800	4.000%, 9/01/50 (UB) (4)	9/30 at 100.00	A1	1,973,826
3,945	Total South Dakota			4,102,523
	Tennessee – 0.4% (0.4% of Total Investments)
2,555	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Refunding Series 2020B,	10/30 at 100.00	Aa2	3,295,107
	5.000%, 10/01/45
	Texas – 3.2% (3.1% of Total Investments)
750	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,	1/27 at 100.00	BBB–	768,720
	Refunding First Tier Series 2017A, 5.000%, 1/01/28
1,200	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public Improvement	9/30 at 100.00	N/R	1,203,828
	District Neighbor Improvement Areas 1-2 Project, Series 2020, 4.000%, 9/15/50, 144A
	(WI/DD, Settling 11/12/20)
4,750	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2020A,	7/30 at 100.00	A	5,212,650
	4.000%, 7/01/47 (AMT)
4,175	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	8/25 at 103.00	BB+	4,460,278
	Bonds, Southwest Preparatory School, Series 2020A, 5.000%, 8/15/50, 144A
2,035	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major	9/30 at 100.00	N/R	2,039,477
	Improvement Area Project, Series 2020, 5.375%, 9/15/40, 144A (WI/DD, Settling 11/10/20)
3,810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	6/29 at 100.00	Baa3	4,340,352
	Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%, 6/30/58 (AMT)

NDMO	Nuveen Dynamic Municipal Opportunities Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
$ 2,630	4.000%, 6/30/35	12/30 at 100.00	BBB–	$ 2,990,073
1,540	4.000%, 6/30/36	12/30 at 100.00	BBB–	1,742,603
2,195	4.000%, 12/31/37	12/30 at 100.00	BBB–	2,467,070
2,000	4.000%, 6/30/40	12/30 at 100.00	BBB–	2,228,360
25,085	Total Texas			27,453,411
	Virginia – 0.9% (0.8% of Total Investments)
3,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	3,351,870
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)
	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses Inc
	Obligated Group, Series 2020A:
1,280	4.000%, 1/01/45	7/27 at 103.00	A	1,370,713
2,380	4.000%, 1/01/51	7/27 at 103.00	A	2,533,177
6,660	Total Virginia			7,255,760
	Wisconsin – 2.2% (2.0% of Total Investments)
6,350	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical	1/28 at 100.00	N/R	6,391,339
	Academy Inc, Series 2020A, 5.000%, 1/01/56, 144A
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical
	Center Project, Refunding Series 2020A:
2,035	3.000%, 6/01/45 (UB) (4)	6/30 at 100.00	A+	2,029,322
5,415	3.000%, 6/01/45 – AGM Insured (UB) (4)	6/30 at 100.00	A+	5,520,863
5,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	4,318,350
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
18,800	Total Wisconsin			18,259,874
$ 926,169	Total Municipal Bonds (cost $897,448,026)			896,268,229

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1% (0.1% of Total Investments)
	Utilities – 0.1% (0.1% of Total Investments)
$ 1,500	Talen Energy Supply LLC	6.000%	12/15/36	B	$ 638,250
$ 1,500	Total Corporate Bonds (cost $752,112)				638,250
	Total Long-Term Investments (cost $898,200,138)				896,906,479
	Floating Rate Obligations – (17.0)%				(144,090,000)
	Other Assets Less Liabilities – 11.1%				93,973,633
	Net Assets Applicable to Common Shares – 100%				$ 846,790,112

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below
BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2020
	NVG	NZF	NMZ	NMCO	NDMO
Assets
Long-term investments, at value (cost $5,169,905,327,
$3,321,987,584, $1,582,393,332, $1,146,441,316
and $898,200,138, respectively)	$5,641,877,288	$3,610,561,483	$1,592,475,054	$1,104,614,264	$896,906,479
Short-term investments, at value (cost approximates value)	—	—	—	15,267,850	—
Cash	1,463,587	—	7,447,518	17,480,636	129,861,979
Receivable for:
Dividends and interest	73,508,094	48,844,035	28,607,818	18,850,357	6,463,500
Investments sold	17,342,145	7,499,507	5,943,411	4,660,000	26,330,436
Deferred offering costs	—	—	235,997	—	—
Other assets	1,903,186	819,463	112,790	80,827	840
Total assets	5,736,094,300	3,667,724,488	1,634,822,588	1,160,953,934	1,059,563,234
Liabilities
Cash overdraft	—	1,018,115	—	—	—
Floating rate obligations	191,075,000	16,275,000	434,051,000	21,923,000	144,090,000
Payable for:
Dividends	13,634,616	8,899,771	5,061,851	3,191,075	3,823,967
Interest	438,111	44,684	1,033,090	52,581	48,111
Investments purchased – regular settlement	—	—	2,500,000	1,249,022	11,030,676
Investments purchased – when-issued/
delayed-delivery settlement	26,278,371	8,054,279	6,515,670	2,180,119	53,100,098
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares,
net of deferred offering costs (liquidation preference
$112,000,000, $—, $87,000,000, $— and
$—, respectively)	111,913,155	—	86,882,357	—	—
MuniFund Term Preferred (“MFP”) Shares, net of deferred
offering costs (liquidation preference $405,400,000,
$641,000,000, $—, $450,000,000 and $—, respectively)	403,997,740	640,010,468	—	448,842,816	—
Variable Rate Demand Preferred (“VRDP”) Shares, net
of deferred offering costs (liquidation preference
$1,411,600,000, $727,000,000, $—, $— and
$—, respectively)	1,408,052,524	722,526,702	—	—	—
Accrued expenses:
Management fees	2,900,671	1,871,384	899,379	844,501	579,833
Trustees fees	988,665	650,358	102,379	8,544	2,282
Shelf offering costs	—	—	190,998	—	—
Other	459,879	408,246	168,064	151,903	98,155
Total liabilities	2,159,738,732	1,399,759,007	537,404,788	478,443,561	212,773,122
Net assets applicable to common shares	$3,576,355,568	$2,267,965,481	$1,097,417,800	$682,510,373	$846,790,112
Common shares outstanding	213,370,544	142,125,906	83,009,376	53,276,080	56,756,667
Net asset value (“NAV”) per common share outstanding	$16.76	$15.96	$13.22	$12.81	$14.92
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,133,705	$1,421,259	$830,094	$532,761	$567,567
Paid-in surplus	3,083,333,610	2,008,061,870	1,077,216,322	798,499,176	850,782,438
Total distributable earnings	490,888,253	258,482,352	19,371,384	(116,521,564)	(4,559,893)
Net assets applicable to common shares	$3,576,355,568	$2,267,965,481	$1,097,417,800	$682,510,373	$846,790,112
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2020

	NVG	NZF	NMZ	NMCO	NDMO*
Investment Income	$245,135,521	$160,368,981	$72,552,074	$55,248,643	$2,803,041
Expenses
Management fees	33,656,813	22,163,781	10,226,367	9,784,807	1,133,137
Interest expense and amortization of offering costs	22,323,140	21,424,891	6,946,717	6,415,513	48,111
Liquidity fees	10,357,686	1,541,556	—	734,170	—
Remarketing fees	1,858,840	108,345	—	96,112	—
Custodian fees	453,491	326,578	141,255	81,008	14,130
Trustees fees	138,330	92,105	29,310	29,102	5,736
Professional fees	303,749	427,902	106,420	83,444	8,155
Shareholder reporting expenses	272,272	176,026	92,147	51,342	41,091
Shareholder servicing agent fees	95,087	48,242	14,656	983	25
Stock exchange listing fees	57,890	38,900	49,020	12,081	—
Investor relations expenses	299,232	200,358	64,021	66,718	10,596
Merger expenses	506,816	—	—	—	—
Other	264,999	241,804	60,762	57,401	16,461
Total expenses	70,588,345	46,790,488	17,730,675	17,412,681	1,277,442
Net investment income (loss)	174,547,176	113,578,493	54,821,399	37,835,962	1,525,599
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	20,352,040	(13,050,569)	1,845,773	(76,019,228)	(449,948)
Change in net unrealized appreciation (depreciation)
of Investments	(104,484,643)	(88,994,829)	(64,189,142)	(43,965,731)	(1,293,659)
Net realized and unrealized gain (loss)	(84,132,603)	(102,045,398)	(62,343,369)	(119,984,959)	(1,743,607)
Net increase (decrease) in net assets applicable to
common shares from operations	$90,414,573	$11,533,095	$(7,521,970)	$(82,148,997)	$(218,008)
* For the period August 26, 2020 (commencement of operations) through October 31, 2020.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NVG		NZF
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/19	10/31/20	10/31/19
Operations
Net investment income (loss)	$174,547,176	$160,212,808	$113,578,493	$106,791,813
Net realized gain (loss) from:
Investments	20,352,040	8,920,660	(13,050,569)	12,807,388
Swaps	—	(80,409)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(104,484,643)	339,640,998	(88,994,829)	215,305,771
Swaps	—	(1,924,823)	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	90,414,573	506,769,234	11,533,095	334,904,972
Distributions to Common Shareholders
Dividends	(175,828,479)	(164,776,774)	(107,589,117)	(112,563,715)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(175,828,479)	(164,776,774)	(107,589,117)	(112,563,715)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	—	—	—
Issued in the Merger	184,807,196	—	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	184,807,196	—	—	—
Net increase (decrease) in net assets applicable to
common shares	99,393,290	341,992,460	(96,056,022)	222,341,257
Net assets applicable to common shares at the
beginning of period	3,476,962,278	3,134,969,818	2,364,021,503	2,141,680,246
Net assets applicable to common shares at the end
of period	$3,576,355,568	$3,476,962,278	$2,267,965,481	$2,364,021,503

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	NMZ		NMCO		NDMO
				For the period	For the period
				9/16/19	8/26/20
				(commencement	(commencement
	Year Ended	Year Ended	Year Ended	of operations)	of operations)
	10/31/20	10/31/19	10/31/20	through 10/31/19	through 10/31/20
Operations
Net investment income (loss)	$54,821,399	$49,736,206	$37,835,962	$2,339,067	$1,525,599
Net realized gain (loss) from:
Investments	1,845,773	2,231,652	(76,019,228)	(282,042)	(449,948)
Swaps	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(64,189,142)	74,265,476	(43,965,731)	2,138,679	(1,293,659)
Swaps	—	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from operations	(7,521,970)	126,233,334	(82,148,997)	4,195,704	(218,008)
Distributions to Common Shareholders
Dividends	(57,470,993)	(45,460,832)	(38,645,307)	—	(4,341,885)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(57,470,993)	(45,460,832)	(38,645,307)	—	(4,341,885)
Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	—	—	798,750,000	851,250,000
Proceeds from shelf offering, net of offering costs	192,765,554	69,515,572	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	576,782	341,504	258,968	—	—
Issued in the Merger	—	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	193,342,336	69,857,076	258,968	798,750,000	851,250,000
Net increase (decrease) in net assets applicable to
common shares	128,349,373	150,629,578	(120,535,336)	802,945,704	846,690,107
Net assets applicable to common shares at the
beginning of period	969,068,427	818,438,849	803,045,709	100,005	100,005
Net assets applicable to common shares at the end
of period	$1,097,417,800	$969,068,427	$682,510,373	$803,045,709	$846,790,112

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2020

	NVG	NZF	NMZ	NMCO	NDMO*
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$90,414,573	$11,533,095	$(7,521,970)	$(82,148,997)	$(218,008)
Adjustments to reconcile the net increase (decrease) in
net assets applicable to common shares from operations
to net cash provided by (used in) operating activities:
Purchases of investments	(873,349,609)	(748,232,607)	(434,829,616)	(1,214,878,901)	(919,671,478)
Proceeds from sales and maturities of investments	854,486,379	749,365,978	159,702,130	726,832,297	20,638,670
Proceeds from (Purchases of) short-term investments, net	—	—	17,885,000	79,052,150	—
Payment-in-kind distributions	—	(265,117)	(37,031)	(8,699)	—
Taxes paid	(338,678)	(114,404)	(22,477)	—	—
Amortization (Accretion) of premiums and discounts, net	(12,667,563)	(12,166,719)	(51,741)	(4,902,456)	382,722
Amortization of deferred offering costs	284,548	267,352	16,086	77,035	—
(Increase) Decrease in:
Receivable for dividends and interest	8,762,419	3,577,465	(3,592,097)	(11,407,569)	(6,463,500)
Receivable for investments sold	16,790,298	3,603,426	10,196,061	(4,640,000)	(26,330,436)
Other assets	53,928	(47,383)	(13,873)	(80,129)	(840)
Increase (Decrease) in:
Payable for interest	(822,753)	(140,472)	(1,650,930)	7,168	48,111
Payable for investments purchased – regular settlement	(327,497)	(68,182)	1,965,755	(10,667,326)	11,030,676
Payable for investments purchased – when-
issued/delayed-delivery settlement	12,151,641	8,054,279	6,515,670	1,406,447	53,100,098
Payable for offering costs	(26,001)	—	—	—	—
Accrued management fees	94,650	(58,840)	110,483	260,185	579,833
Accrued Trustees fees	25,830	3,742	(889)	4,115	2,282
Accrued other expenses	(610,658)	(4,912)	11,409	75,737	98,155
Net realized (gain) loss from:
Investments	(20,352,040)	13,050,569	(1,845,773)	76,019,228	449,948
Paydowns	(16,662)	(232,152)	4,411,429	(9,990)	—
Change in net unrealized (appreciation) depreciation
of investments	104,484,643	88,994,829	64,189,142	43,965,731	1,293,659
Net cash provided by (used in) operating activities	179,037,448	117,119,947	(184,563,232)	(401,043,974)	(865,060,108)
Cash Flows from Financing Activities:
Proceeds from borrowings	129,400,000	175,406,792	23,200,000	—	—
(Repayments of) borrowings	(129,400,000)	(175,406,792)	(23,200,000)	—	—
Proceeds from MFP Shares issued, at liquidation preference	—	—	—	450,000,000	—
Proceeds from shelf offering, net of offering costs	—	—	192,529,557	—	—
(Payments for) deferred offering costs	—	—	—	(1,234,219)	—
Increase (Decrease) in:
Cash overdraft	(7,772,606)	(2,196,064)	—	—	—
Accrued shelf offering costs	—	—	190,998	—	—
Proceeds from floating rate obligations	435,000	—	50,689,000	52,648,000	144,090,000
(Repayments of) floating rate obligations	(715,000)	(7,345,000)	—	(59,225,000)	—
Proceeds from sale of shares	—	—	3,972,476	—	851,350,005
Cash distribution paid to common shareholders	(174,700,395)	(107,578,883)	(55,810,159)	(35,195,264)	(517,918)
Net cash provided by (used in) financing activities	(182,753,001)	(117,119,947)	191,571,872	406,993,517	994,922,087
Net Increase (Decrease) in Cash	(3,715,553)	—	7,008,640	5,949,543	129,861,979
Cash at the beginning of period	—	—	438,878	11,531,093	—
Cash acquired in connection with the Merger	5,179,140	—	—	—	—
Cash at the end of period	$1,463,587	$—	$7,447,518	$17,480,636	$129,861,979
Supplemental Disclosure of Cash Flow Information(1)
Cash paid for interest on borrowings (excluding borrowing
and amortization of offering costs)	$22,788,023	$21,298,011	$8,581,561	$6,331,309	$—
Non-cash financing activities not included herein consists
of reinvestments of common share distributions	—	—	576,782	258,968	—

*	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
(1)
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to NVG’s Reorganization.

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From
	Beginning	Net	Net		From	Accumulated
	Common	Investment	Realized/		Net	Net			Ending
	Share	Income	Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NVG
Year Ended 10/31:
2020	$17.17	$0.82	$(0.41)	$0.41	$(0.79)	$(0.03)	$(0.82)	$16.76	$15.62
2019	15.48	0.79	1.72	2.51	(0.79)	(0.03)	(0.82)	17.17	16.45
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	15.48	13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	16.39	15.17
2016	16.03	0.73	0.77	1.50	(0.86)	(0.03)	(0.89)	16.64	15.05
NZF
Year Ended 10/31:
2020	16.63	0.80	(0.71)	0.09	(0.76)	—	(0.76)	15.96	14.74
2019	15.07	0.75	1.60	2.35	(0.79)	—	(0.79)	16.63	16.03
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	— *	(0.89)	16.03	15.01
2016	15.75	0.72	0.74	1.46	(0.87)	—	(0.87)	16.34	14.82

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at
NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share			Ratios to Average Net Assets		Ratio to Average Net Assets
Total Returns			Before Reimbursement(b)		After Reimbursement(b)
	Based	Ending
Based	on	Net		Net			Net		Portfolio
on	Share	Assets		Investment			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Expenses		Income (Loss)		Rate(c)
2.53%	0.06%	$3,576,356	1.98%	4.89%	N/A		N/A		15%
16.52	29.47	3,476,962	2.49	4.82	N/A		N/A		6
(0.50)	(6.49)	3,134,970	2.40	5.02	N/A		N/A		15
4.25	7.10	3,319,775	2.05	5.26	2.04	%(d)	5.27	%(d)	18
9.40	13.46	3,370,157	1.81	4.87	1.75(d	)	4.93(d	)	21
0.58	(3.34)	2,267,965	2.04	4.95	N/A		N/A		21
15.90	27.08	2,364,022	2.60	4.68	N/A		N/A		12
(0.85)	(6.21)	2,141,680	2.43	5.17	N/A		N/A		25
3.88	7.61	2,278,904	2.12	5.58	2.11(d	)	5.59(d	)	21
9.36	13.26	2,321,756	1.86	5.03	1.81(d	)	5.08(d	)	20

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2020	0.97%	2020	1.01%
2019	1.47	2019	1.55
2018	1.37	2018	1.38
2017	1.02	2017	1.09
2016	0.78	2016	0.84

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives)
divided by the average long-term market value during the period.
(d)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Premium
								Per
						From		Share
	Beginning	Net	Net		From	Accumulated		Sold
	Common	Investment	Realized/		Net	Net		through		Shelf			Ending
	Share	Income	Unrealized		Investment	Realized		Shelf		Offering		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering		Costs		NAV	Price
NMZ
Year Ended 10/31:
2020	$14.04	$0.70	$(0.82)	$(0.12)	$(0.73)	$—	$(0.73)	$0.03		$—	*	$13.22	$13.22
2019	12.77	0.76	1.20	1.96	(0.70)	—	(0.70)	0.01		—		14.04	14.22
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—	*	—		12.77	11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02		—		13.47	13.53
2016	13.66	0.86	0.04	0.90	(0.91)	—	(0.91)	0.03		—		13.68	13.32
NMCO
Year Ended 10/31:
2020	15.08	0.71	(2.25)	(1.54)	(0.73)	—	(0.73)	—		—		12.81	11.68
2019(d)	15.00	0.04	0.04	0.08	—	—	—	—		—		15.08	15.39

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at
NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses		Income (Loss)		Rate(c)
(0.49)%	(1.84)%	$1,097,418	1.68%		5.19%		10%
15.75	27.45	969,068	2.20		5.67		15
0.25	(7.93)	818,439	1.95		6.17		11
4.73	8.04	853,745	1.54		6.14		10
6.91	3.34	788,577	1.28		6.27		11
(10.33)	(19.78)	682,510	2.41		5.24		70
0.53	2.60	803,046	1.01	**	2.58	**	8

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMZ		NMCO
Year Ended 10/31:		Year Ended 10/31:
2020	0.66%	2020	1.00%
2019	1.16	2019(d)	0.05**
2018	0.91
2017	0.49
2016	0.24

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
Less Distributions to
		Investment Operations			Common Shareholders			Common Share
From
	Beginning	Net	Net		From	Accumulated
	Common	Investment	Realized/		Net	Net			Ending
	Share	Income	Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NDMO
Year Ended 10/31:
2020(d)	$15.00	$0.03	$(0.03)	$ —	$(0.08)	$ —	$(0.08)	$14.92	$15.00

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at
NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
(0.02)%	0.51%	$846,790	0.89%*	1.06%*	4%

(b)	• The expense ratios reflect, among other things, all interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NDMO
Year Ended 10/31:
2020(d)	0.03%*

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

											AMTP, iMTP,
											MFP, VMTP
											and /or
											VRDP Shares
	AMTP Shares		iMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		at the End of Period		of the Period
											Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference
NVG
Year Ended 10/31:
2020	$112,000	$285,399	$ —	$ —	$405,400	$285,399	$ —	$ —	$1,411,600	$285,399	$2.85
2019	—	—	—	—	405,400	291,357	—	—	1,411,600	291,357	2.91
2018	—	—	—	—	405,400	272,535	—	—	1,411,600	272,535	2.73
2017	—	—	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
NZF
Year Ended 10/31:
2020	—	—	—	—	641,000	265,787	—	—	727,000	265,787	2.66
2019	—	—	—	—	641,000	272,809	—	—	727,000	272,809	2.73
2018	—	—	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88
2016	—	—	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91

(a)	NVG’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per
$1,000 share for NVG’s Series B MFP Shares were as follows:

Asset
Coverage
Per $1,000
NVG	Share
Series B
Year Ended 10/31:
2020	$2,854
2019	2,914
2018	—
2017	—
2016	—

See accompanying notes to financial statements.

	AMTP Shares		MFP Shares		VMTP Shares
	at the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NMZ
Year Ended 10/31:
2020	$87,000	$1,361,400	$ —	$ —	$ —	$ —
2019	87,000	1,213,872	—	—	—	—
2018	87,000	1,040,734	—	—	—	—
2017	—	—	—	—	87,000	1,081,317
2016	—	—	—	—	87,000	1,006,411
NMCO
Year Ended 10/31:
2020	—	—	450,000	251,669	—	—
2019(b)	—	—	—	—	—	—

(b)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)
•	Nuveen Municipal Credit Opportunities Fund (NMCO)
•	Nuveen Dynamic Municipal Opportunities Fund (NDMO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003, April 18, 2019 and November 4, 2019, respectively.
The end of the reporting period for the Funds is October 31, 2020. The period covered by these Notes to Financial Statements for NVG, NZF, NMZ, and NMCO is the fiscal year ended October 31, 2020, while the reporting period for NDMO is the period August 26, 2020 (commencement of operations) through October 31, 2020 (collectively the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
Effective prior to the opening of business on November 18, 2019, Nuveen Connecticut Quality Municipal Income Fund (NTC) (the “Target Fund”) was merged into NVG (the “Acquiring Fund”) (the “Merger”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of the Merger, the Target Fund transferred its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of the Target Fund receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger. Details of the Merger are further described in Note 9 – Fund Merger.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
Organizational Expenses
Prior to the commencement of operations for NDMO on August 26, 2020, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,005, by the Adviser.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NVG	Level 1	Level 2		Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$5,628,351,128		$—	$5,628,351,128
Common Stock**	—	13,526,160	****	—	13,526,160
Total	$—	$5,641,877,288		$—	$5,641,877,288

NZF
Long-Term Investments:
Municipal Bonds*	$—	$3,583,358,481		$1,086,852	***	$3,584,445,333
Common Stock**	—	23,784,300	****	—		23,784,300
Investment Companies	1,786,339	—		—		1,786,339
Corporate Bonds**	—	545,456		55	***	545,511
Total	$1,786,339	$3,607,688,237		$1,086,907		$3,610,561,483

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,571,907,787		$235,399	***	$1,572,143,186
Common Stock**	2,566,358	15,016,460	****	—		17,582,818
Corporate Bonds**	—	2,544,928		204,122	***	2,749,050
Total	$2,566,358	$1,589,469,175		$439,521		$1,592,475,054

NMCO
Long-Term Investments:
Municipal Bonds*	$—	$1,085,529,604		$—	$1,085,529,604
Common Stock**	—	17,182,260	****	—	17,182,260
Exchange-Traded Funds	1,902,400	—		—	1,902,400
Short-Term Investments:
Municipal Bonds*	—	15,267,850		—	15,267,850
Total	$1,902,400	$1,117,979,714		$—	$1,119,882,114

NDMO
Long-Term Investments:
Municipal Bonds*	$—	$896,268,229	$—	$896,268,229
Corporate Bonds**	—	638,250	—	638,250
Total	$—	$896,906,479	$—	$896,906,479

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

Notes to Financial Statements (continued)
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NVG	NZF	NMZ	NMCO	NDMO
Floating rate obligations: self-deposited Inverse Floaters	$191,075,000	$16,275,000	$434,051,000	$21,923,000	$144,090,000
Floating rate obligations: externally-deposited Inverse Floaters	71,775,000	11,095,000	76,510,000	—	—
Total	$262,850,000	$27,370,000	$510,561,000	$21,923,000	$144,090,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NVG	NZF	NMZ	NMCO	NDMO
Average floating rate obligations outstanding	$191,403,470	$16,897,117	$415,544,743	$24,500,046	$6,441,995
Average annual interest rate and fees	1.29%	1.37%	1.33%	1.74%	0.75%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ	NMCO	NDMO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$183,330,000.00	$8,775,000	$409,271,000	$21,923,000	$144,090,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	59,420,000	9,420,000	76,510,000	—	—
Total	$242,750,000	$18,195,000	$485,781,000	$21,923,000	$144,090,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NVG	NZF	NMZ	NMCO	NDMO
Purchases	$873,349,609	$748,232,607	$434,829,616	$1,214,878,901	$919,671,478
Sales and maturities	854,486,379	749,365,978	159,702,130	726,832,297	20,638,670

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:
	NMZ
	Year	Year
	Ended	Ended
	10/31/20	10/31/19
Additional authorized common shares	19,500,000	15,700,000*
Common shares sold	13,935,297	4,928,383
Offering proceeds, net of offering costs	$192,765,554	$69,515,572

* Represents additional authorized common shares for the period April 11, 2019 through October 31, 2019.
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NVG
	Year	Year
	Ended	Ended
	10/31/20	10/31/19
Common shares:
Issued in the Merger	10,817,649	—
	NMZ
	Year	Year
	Ended	Ended
	10/31/20	10/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	42,176	24,585
Sold through shelf offering	13,935,297	4,928,383
Weighted average common share:
Premium to NAV per shelf offering share sold	1.38%	1.26%

	NMCO*		NDMO*
		For the	For the
		period 9/16/19	period 8/26/20
		(commencement	(commencement
	Year	of operations)	of operations)
	Ended	through	through
	10/31/20	10/31/19	10/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	19,413	—	—
Sold	—	53,250,000	56,750,000
* Prior to the commencement of operations, the Adviser purchased 6,667 shares, which are still held as of the end of the reporting period.
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NVG	2028*	1,120	$112,000,000	$111,913,155
NMZ	2028	870	$87,000,000	$86,882,357
* AMTP Shares issued in connection with the Merger.
Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NVG	540-day	2028	December 1, 2028**	February 13, 2019
NMZ	360-day	2028	March 1, 2028**	August 31, 2018
** Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NVG***	NMZ
Average liquidation preference of AMTP Shares outstanding	$112,000,000	$87,000,000
Annualized dividend rate	1.55%	1.59%
*** For the period November 18, 2019 (Merger date) through October 31, 2020.

Notes to Financial Statements (continued)
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccess- ful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider, with which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NMCO incurred offering costs of $1,234,219 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NVG, NZF and NMCO had $403,997,740, $640,010,468 and $448,842,816 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	2,054	$205,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	200,000,000	March 1, 2029	VRRM	N/A
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 5, 2021
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	336,000,000	June 1, 2048	VRM	June 21, 2023
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,250	225,000,000	October 1, 2031	VRM	December 28, 2022
	C	1,250	125,000,000	October 1, 2031	VRM	December 16, 2022
* Subject to earlier termination by either the Fund or the holder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NVG	NZF	NMCO**
Average liquidation preference of MFP Shares outstanding	$405,400,000	$641,000,000	$391,835,260
Annualized dividend rate	1.38%	1.69%	1.59%
** For the period November 21, 2019 (first issuance of shares) through October 31, 2020.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,408,052,524 and $722,526,702 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:
		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NVG	1	1,790	0.10%	$179,000,000	December 1, 2043
	2	3,854	0.10	$385,400,000	December 1, 2040
	4	1,800	0.10	$180,000,000	June 1, 2046
	5	3,405	0.10	$340,500,000	December 1, 2040
	6	3,267	0.10	$326,700,000	December 1, 2040
NZF	1	2,688	N/A	$268,800,000	March 1, 2040
	2	2,622	N/A	$262,200,000	March 1, 2040
	3	1,960	0.05	$196,000,000	June 1, 2040
* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Notes to Financial Statements (continued)
NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on March 1, 2040 for the Fund’s Series 1 and 2 VRDP Shares, but is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	0.83%	1.38%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2020
NVG	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028	1,120	$112,000,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2019
NVG	Series	Shares	Amount
MFP Shares issued	B	200,000	$ 200,000,000
MFP Shares redeemed	A	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —

	Year Ended
	October 31, 2020
NMCO	Series	Shares	Amount
MFP Shares issued	A	1,000	$100,000,000
	B	2,250	225,000,000
	C	1,250	125,000,000
Total		4,500	$450,000,000

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.
	NVG	NZF	NMZ	NMCO	NDMO
Tax cost of investments	$4,972,676,377	$3,302,664,674	$1,144,332,602	$1,146,754,347	$754,073,261
Gross unrealized:
Appreciation	515,002,769	345,214,201	89,927,840	28,469,197	3,439,771
Depreciation	(36,875,488)	(53,592,476)	(75,837,644)	(77,264,431)	(4,696,239)
Net unrealized appreciation (depreciation) of investments	$ 478,127,281	$ 291,621,725	$ 14,090,196	$ (48,795,234)	$ (1,256,468)

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, nondeductible reorganization expenses, reorganization adjustments, paydowns, and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2020, the Funds’ tax year end, were as follows:
	NVG	NZF	NMZ	NMCO	NDMO
Undistributed net tax-exempt income[1]	$ 7,215,271	$5,518,539	$10,923,431	$3,254,558	$1,447,380
Undistributed net ordinary income[2]	2,620,185	891,633	1,999,315	364,252	41,844
Undistributed net long-term capital gains	20,803,556	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2020 and paid on November 2, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NVG	NZF	NMZ	NMCO	NDMO[4]
Distributions from net tax-exempt income[3]	$188,593,024	$128,462,681	$57,189,031	$44,454,196	$4,341,885
Distributions from net ordinary income[2]	578,198	52,126	1,828,548	104,004	—
Distributions from net long-term capital gains[5]	6,121,637	—	—	—	—

2019	NVG	NZF	NMZ	NMCO[6]
Distributions from net tax-exempt income	$190,221,672	$143,023,900	$45,872,276	$ —
Distributions from net ordinary income[2]	2,107,685	2,380,321	1,266,915	—
Distributions from net long-term capital gains	5,573,838	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2020, as Exempt Interest Dividends.
[4]	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
[5]
The Funds hereby designate as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020.

[6]	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

Notes to Financial Statements (continued)
As of October 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NVG[7]	NZF	NMZ	NMCO	NDMO
Not subject to expiration:
Short-term	$1,434,595	$30,169,235	$2,509,306	$68,035,418	$449,926
Long-term	2,040,935	—	—	—	—
Total	$3,475,530	$30,169,235	$2,509,306	$68,035,418	$449,926
7 A portion of NVG’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds’ tax year ended October 31, 2020, the following Fund utilized capital loss carryforwards as follows:
NVG
Utilized capital loss carryforwards	$4,625,194

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:
NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

NMZ
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

NMCO
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7500%
For the next $125 million	0.7375
For the next $250 million	0.7250
For the next $500 million	0.7125
For the next $1 billion	0.7000
For the next $3 billion	0.6750
For managed assets over $5 billion	0.6625

NDMO
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $250 million	0.6750
For the next $500 million	0.6625
For the next $1 billion	0.6500
For the next $3 billion	0.6250
For managed assets over $5 billion	0.6125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2020, the complex-level fee for each Fund was 0.1572%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	NVG	NZF	NMZ	NMCO
Purchases	$31,100,000	$30,995,280	$65,049,238	$ 89,145,588
Sales	65,400,000	58,930,316	—	114,648,724

8. Borrowing Arrangements
Committed Line of Credit
NVG, NZF, NMZ and NMCO, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated

Notes to Financial Statements (continued)
draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NVG	NZF	NMZ
Maximum outstanding balance	$75,100,000	$52,200,000	$23,200,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NVG	NZF	NMZ
Utilization period (days outstanding)	30	65	1
Average daily balance outstanding	$23,020,000	$14,267,901	$23,200,000
Average annual interest rate	2.75%	2.54%	1.86%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. Fund Merger
The Merger as previously described in Note 1 — General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Merger, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Merger, were as follows:
NTC
Cost of investments	$278,923,665
Fair value of investments	294,696,476
Net unrealized appreciation (depreciation) of investments	15,772,811

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Merger were as follows:
Target Fund – Prior to Merger	NTC
Common shares outstanding	14,328,976
Net assets applicable to common shares	$184,807,196
NAV per common share outstanding	$ 12.90
Acquiring Fund – Prior to Merger	NVG
Common shares outstanding	202,552,895
Net assets applicable to common shares	$3,460,366,031
NAV per common share outstanding	$ 17.08
Acquiring Fund – Post Merger	NVG
Common shares outstanding	213,370,544
Net assets applicable to common shares	$3,645,173,227
NAV per common share outstanding	$ 17.08

Pro Forma Results of Operations (Unaudited)
The beginning of the Target Fund’s current fiscal period was June 1, 2019. Assuming the Merger had been completed on November 1, 2019, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:
Acquiring Fund – Pro Forma Results from Operations	NVG
Net investment income (loss)	$174,822,720
Net realized and unrealized gains (losses)	(83,738,038)
Change in net assets resulting from operations	91,084,682

Because the combined investment portfolios of the Acquiring Fund have been managed as a single integrated portfolio since the Merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations of the Acquiring Fund since the Merger was consummated.
Cost and Expenses
In connection with the Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of Operations.

Notes to Financial Statements (continued)
10. Subsequent Events

Committed Line of Credit
During November 2020, NDMO entered into a $215 million committed line of credit (“Borrowings”) agreement with its custodian bank, as a means of leverage. The credit agreement expires in November 2021 unless extended or renewed.
Interest is charged on the Borrowings drawn amount for a Base Rate Loan at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.75% or (b) the Federal Funds Rate plus 0.85% or for a LIBOR Loan at a rate per annum equal to the LIBOR Offered Rate plus 0.75%. NDMO also accrues a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 25% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%. NDMO also incurred a 0.05% upfront fee.

Shareholder Update (Unaudited)
Current Investment Objectives, Investment Policies and Principal Risks of the Funds
NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND (NVG)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is also exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in

Shareholder Update (Unaudited) (continued)
an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (for defensive purposes only). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a non-fundamental policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
Investment Objectives
The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•
The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments.

Shareholder Update (Unaudited) (continued)
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
Investment Objectives
The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund may invest without limit in high yielding, low- to medium-quality municipal securities (low- to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•
The Fund may invest no more than 30% of its Managed Assets in municipal securities that, at the time of investment, either are rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing), or a combination of both. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.
NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
Investment Objective
The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

Shareholder Update (Unaudited) (continued)
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one NRSRO at the time of investment or are unrated but judged by the Fund’s sub-adviser to be of comparable quality.

•	The Fund may invest up to 20% of its Managed Assets in taxable debt obligations, including taxable municipal securities.
•
The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s fundamental policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, entering into reverse repurchase agreements (effectively a borrowing), and investments in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
Risk	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Portfolio Level Risks
Alternative Minimum Tax Risk	—	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Defaulted and Distressed Securities Risk	—	—	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Distressed Securities Risk	X	X	—	—	—
Duration Risk	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X
Financial Futures and Options Risk	X	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Insurance Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X
Sector and Industry Risk	X	X	X	X	X
Sector Focus Risk	X	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Taxability Risk	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
Risk	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Limited Term and Tender Offer Risks	—	—	—	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Defaulted and Distressed Securities Risk. The Fund may invest in securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Shareholder Update (Unaudited) (continued)
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly

Shareholder Update (Unaudited) (continued)
in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund

Shareholder Update (Unaudited) (continued)
assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Shareholder Update (Unaudited) (continued)
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2020 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2020) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
				Nuveen Municipal	Nuveen Dynamic
	Nuveen AMT-Free	Nuveen Municipal	Nuveen Municipal	Credit	Municipal
	Municipal Credit	Credit Income	High Income	Opportunities	Opportunities
	Income Fund	Fund	Opportunity Fund	Fund	Fund
	(NVG)	(NZF)	(NMZ)	(NMCO)	(NDMO)
Estimated Leverage as a Percentage of Managed Assets
(Including Assets Attributable to Leverage)	38.00%	38.09%	35.25%	40.88%	14.35%
Estimated Annual Effective Leverage Expense Rate Payable
by Fund on Leverage	1.63%	1.67%	1.38%	1.74%	0.75%
Annual Return Fund Portfolio Must Experience (net of expenses)
to Cover Estimated Annual Effective Interest Expense Rate on
Leverage	0.62%	0.64%	0.49%	0.71%	0.11%
Common Share Total Return for (10.00)% Assumed Portfolio
Total Return	-17.13%	-17.18%	-16.20%	-18.12%	-11.80%
Common Share Total Return for (5.00)% Assumed Portfolio
Total Return	-9.06%	-9.10%	-8.47%	-9.66%	-5.96%
Common Share Total Return for 0.00% Assumed Portfolio
Total Return	-1.00%	-1.03%	-0.75%	-1.20%	-0.13%
Common Share Total Return for 5.00% Assumed Portfolio
Total Return	7.07%	7.05%	6.97%	7.25%	5.71%
Common Share Total Return for 10.00% Assumed Portfolio
Total Return	15.13%	15.13%	14.69%	15.71%	11.55%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Shareholder Update (Unaudited) (continued)
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and the Nuveen Dynamic Municipal Opportunities Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Mathew Thornton III*	Margaret L. Wolff	Robert L. Young
* Effective November 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	150 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
NVG, NZF, NMZ and NMCO intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NVG	NZF	NMZ	NMCO
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■ Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
The Approval Process
The Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), are responsible for determining whether to initially approve or, after an initial term, to renew, the advisory arrangements of their respective Funds. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements for Nuveen AMT-Free Municipal Credit Income Fund (the “AMT-Free Municipal Credit Income Fund”), Nuveen Municipal Credit Income Fund (the “Municipal Credit Income Fund”), and Nuveen Municipal High Income Opportunity Fund (the “Municipal High Income Opportunity Fund”) is set forth in Part I below. The advisory arrangements for Nuveen Municipal Credit Opportunities Fund (the “Municipal Credit Opportunities Fund”) and Nuveen Dynamic Municipal Opportunities Fund (the “Dynamic Municipal Opportunities Fund”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the Municipal Credit Opportunities Fund is set forth in such Fund’s annual report for the period ended October 31, 2019. A discussion of the Board’s initial approval of the advisory arrangements for the Dynamic Municipal Opportunities Fund is set forth in Part II below.
PART I
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board (which is comprised entirely of Independent Board Members) approved, for its respective Fund (as defined below), the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. For purposes of this Part I, the AMT-Free Municipal Credit Income Fund, Municipal Credit Income Fund and Municipal High Income Opportunity Fund are the “Funds” and each, a “Fund.” Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
• Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
••   Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
••   Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••   Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For the AMT-Free Municipal Credit Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund still outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For the Municipal Credit Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2020, the Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2020. Further, although the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile for the three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For the Municipal High Income Opportunity Fund, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. Further, although the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Municipal Credit Income Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the AMT-Free Municipal Credit Income Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average; (b) the Municipal High Income Opportunity Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average; and (c) the Municipal Credit Income Fund had a net management fee that was higher than its peer average and a net expense ratio that was slightly higher than its peer average. The Independent Board Members noted that the Municipal Credit Income Fund’s net expense ratio was slightly higher than its peer average due, in part, to such Fund’s larger allocation to non-investment grade securities compared to the peers.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regu-

latory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
PART II
Nuveen Dynamic Municipal Opportunities Fund
At a meeting held on January 23, 2020 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as investment adviser to Nuveen Dynamic Municipal Opportunities Fund (for purposes of this Part II, the “Fund”) and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” In addition, for purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	the profitability of Nuveen and its affiliates for their advisory activities;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of services the Adviser provides to operate the Nuveen funds in a highly regulated industry. Some of the functions for which the Adviser is responsible include, but are not limited to: product management; investment oversight; securities valuation services; risk management; fund administration; oversight of shareholder services and transfer agency functions; board relations services; compliance and regulatory oversight services; legal support and oversight of outside law firms; and leverage, capital and distribution management services. In addition to the services provided by the Adviser, the Board has also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally would be responsible for the management of the Fund’s portfolio. In this regard, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted, however, that the Fund’s investment strategy was expected to be substantially similar to that of the Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), a Nuveen open-end fund which had an inception date of December 16, 2014. In this regard, the Independent Board Members reviewed certain performance information relating to the Strategic Fund, including performance history information for the one-year, three-year and five-year periods as of December 31, 2019.
C. Fees, Expenses and Profitability

1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board also considered the differences between the investment strategy of the Fund and the investment strategies of the Strategic Fund, certain other Nuveen municipal closed-end funds and certain funds in the Fund’s expected Lipper category. Further, the Independent Board Members took into account the proposed sub-advisory fee for the Fund.
The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser and the Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser and the Sub-Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when they determine that such action would be in the best interests of the Fund and its common shareholders, and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.
The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the type of services provided to these other clients. In conjunction with municipal funds, with respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board has previously reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board has previously noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. Further, the Board has considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board has previously concluded that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board has previously reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for the 2018 and 2017 calendar years. The Board has also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members have noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board has considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members have also noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members have recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre-and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that economies of scale may be shared in various ways, including through breakpoints in the management fee schedule and through the Adviser’s investment in its business, which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level and complex-level breakpoint schedules. In this regard, however, the Fund is a closed-end fund and the Independent Board Members have recognized that although closed-end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. With respect to closed-end funds, the Independent Board Members have considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation.
In addition to the above, at the Meeting and/or at prior meetings, the Independent Board Members have noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, has noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board has noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
resources, the research may also benefit a Nuveen fund to the extent it enhances the ability of the Sub-Adviser to manage such fund or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	150
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	150
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company (media and publishing);
formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	150
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	150
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (telecommunication services) including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	150
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of
the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	150
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	150
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation
333 West Wacker Drive	Board Member	2020	(“FedEx”) (provider of transportation, e-commerce and business services	150
Chicago, IL 60606		Class III	through its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International
Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	150
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees
of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	150
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017),
1963	Chief		formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Administrative	2015
Chicago, IL 6o6o6	Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		(since 2018).

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel
333 W. Wacker Drive	and Assistant	2017	of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice
1979			President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President		Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer	2016

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973			Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	Vice President	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.			2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global
1969			Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020),
333 W. Wacker Drive	and Assistant	2008	formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen
Chicago, IL 6o6o6	Secretary		Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General
Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal
8500 Andrew	and Controller	2019	Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
Carnegie Blvd.			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the
Charlotte, NC 28262			CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC;
1956	Vice President		Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-
333 W. Wacker Drive	and Chief	1988	2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary
Chicago, IL 60606	Compliance Officer		(1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020)
Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset
Management LLC; Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital
Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-C-1020D 1434972-INV-Y-12/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal High Income Opportunity Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2020	$28,450	$8,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2019	$27,900	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2020	$ 0	$ 0	$ 0	$ 0
October 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:
Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES
As of the date of filing this report, the following individual at the Sub-Adviser has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

John V. Miller, CFA, serves as the head of Nuveen Municipals for Nuveen Asset Management, responsible for the investment process and performance of the firm’s municipal fixed income group. He is also the lead manager of the High Yield Municipal Bond Strategy, the California High Yield Municipal Bond Strategy, and related institutional portfolios. In addition, he co-manages the All-American Municipal Bond Strategy and the Strategic Municipal Opportunities Strategy and oversees a number of closed-end funds. Mr. Miller’s background features nearly 20 years of experience in the municipal marketplace. Before being named the co-head of Nuveen Municipals in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management for Nuveen Asset Management in 2006. Mr. Miller earned a B.A. in economics and political science from Duke University, an M.A. in economics from Northwestern University and an M.B.A. in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.
Item 8(a)(2).   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to the Fund, as of October 31, 2020, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	11	$36.22 billion
	Other Pooled Investment Vehicles	10	$853 million
	Other Accounts	13	$ 71 million
*	Assets are as of October 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).   OWNERSHIP OF NMZ SECURITIES AS OF OCTOBER 31, 2020.

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
John V. Miller							X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 7, 2021